ANNUAL REPORT

May 31, 2002                            DOMESTIC EQUITY GROWTH FUNDS

CLASSES I AND Q                         ING Growth + Value Fund
                                        ING Growth Opportunities Fund
                                        ING LargeCap Growth Fund
                                        ING MidCap Opportunities Fund
                                        ING SmallCap Opportunities Fund
                                        ING Research Enhanced Index Fund

                                        DOMESTIC EQUITY VALUE FUNDS

                                        ING Large Company Value Fund
                                        ING MagnaCap Fund
                                        ING MidCap Value Fund
                                        ING SmallCap Value Fund

                                        DOMESTIC EQUITY AND INCOME FUNDS

                                        ING Convertible Fund
                                        ING Equity and Income Fund


[PHOTO]


                                                             [LION LOGO]
                                                              ING FUNDS
                                                    (formerly the Pilgrim Funds)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                President's Letter ...........................    1
                Portfolio Managers' Reports:
                  Domestic Equity Growth Funds ...............    2
                  Domestic Equity Value Funds ................   14
                  Domestic Equity and Income Funds ...........   22
                Index Descriptions ...........................   26
                Independent Auditors' Report .................   27
                Statements of Assets and Liabilities .........   28
                Statements of Operations .....................   34
                Statements of Changes in Net Assets ..........   37
                Financial Highlights .........................   45
                Notes to Financial Statements ................   57
                Portfolios of Investments ....................   77
                Shareholder Meeting Information ..............  107
                Tax Information ..............................  111
                Director/Trustee and Officer Information .....  112

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q May 31, 2002 Annual Report for the ING Funds (formerly, the Pilgrim Funds). There are twelve Funds included in this Annual Report.

There have been some very important changes that have occurred over the past several months regarding the ING Funds. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Series Fund.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Series Fund into the Pilgrim Funds and renamed the entire fund complex, ING Funds.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
June 15, 2002

ING GROWTH + VALUE FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Louis Navellier, Chief Investment Officer and Alan Alpers, Senior Portfolio Manager, Navellier Fund Management, Inc.

GOAL: The ING Growth + Value Fund (formerly Pilgrim Growth + Value Fund) (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of small to mid capitalization U.S. companies.

MARKET OVERVIEW: There is little doubt that the U.S. economy appears to be on a sluggish road to recovery. Many sectors of the U.S. economy such as housing, manufacturing, and retail sales appear relatively healthy. Moreover, productivity is soaring again which usually translates into robust profit margin expansion. However, evidence of increased corporate profitability is necessary for a sustained rise in the stock market. The profit picture is already improving across the capitalization spectrum. Both small and mid capitalization growth stocks recently posted strong annual earnings. We believe that many large multi-international stocks that dominate the S&P 500 Index should begin to benefit from the weakening U.S. dollar, boosting profits on their foreign subsidiaries.

New evidence of increased corporate profitability and a rebounding U.S. economy may also help the stock market shake off lack of corporate confidence and global political uncertainties. We hope the market will return to a strong focus on corporate earnings because we believe such scrutiny will make it easier to pick companies that will release strong earnings each quarter. However, stock price gains do not necessarily require higher profits as we have recently witnessed in the fourth quarter of 2001 when many technology stocks rallied despite a poor profit outlook. As a result of the current valuation levels, we fully expect earnings to have a greater impact when the second quarter earnings announcements commence in mid-July. In fact, we expect Wall Street to reward companies that post strong corporate profits and punish those stocks that do not in the upcoming earnings season.

We recently completed our quarterly fundamental model revisions for the Fund. The model tests, interestingly, detected a shift away from the value style, in favor for most of the past two years, toward the growth style which is more conducive with our investment philosophy.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class Q shares returned -28.96% compared to the Russell 2000 Index, which returned -0.50% and the Russell 3000 Index which returned -12.47% over the same time period.

PORTFOLIO SPECIFICS: The Navellier proprietary quantitative measure, central to our growth strategy, encountered a difficult period the past year while value investing was in favor. Overweight positions in the healthcare and financial services sectors aided performance. Thus, sector allocation was largely successful during the past year. Unfortunately, earnings downgrades on several holdings, particularly stocks in the technology sector, offset the allocation benefits and resulted in the reported underperformance

MARKET OUTLOOK: It appears that the U.S. economic recovery is occurring at a sluggish pace. Consumer spending has been strong, but may slow soon due to rising debt loads. Unfortunately, business spending remains very hard to predict and unless business spending perks up, the U.S. economy will likely slow temporarily. As a result, we remain extremely cautious and will stay in consumer-oriented stocks that are benefiting from predictable spending patterns. Overall, we also remain extremely optimistic on our favorite small and mid capitalization stocks in our portfolio, but remain mixed on the overall stock market, especially many large capitalization stocks that continue to experience significant selling pressure.

In summary, as the summer months approach and trading volume becomes increasing erratic; it may become harder for the stock market to mount a significant rally. As a result, we strongly recommend that investors remain defensive in predominately consumer-related stocks with strong earnings growth and moderate price/earnings ratios such as those in the Fund. Currently, our portfolio is structured so that it should benefit from the flow of funds on Wall Street and meander higher in the upcoming months.

Portfolio Managers' Report                               ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                              6/5/00   5/31/01   5/31/02
                                             -------   -------   -------
ING Growth + Value Fund Class Q              $10,000   $ 5,775   $ 4,103
Russell 2000 Index                           $10,000   $10,569   $10,516
Russell 3000 Index                           $10,000   $ 9,028   $ 7,902

                                          AVERAGE ANNUAL TOTAL RETURNS FOR
                                           THE PERIODS ENDED MAY 31, 2002
                                           ------------------------------
                                                          SINCE INCEPTION
                                             1 YEAR           6/5/00
                                             ------           ------
Class Q                                       -28.96%         -36.09%
Russell 2000 Index                             -0.50%           2.55%(1)
Russell 3000 Index                            -12.47%         -11.11%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth + Value Fund against the Russell 2000 Index and the Russell 3000 Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 6/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING GROWTH OPPORTUNITIES FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager, ING Investments, LLC.

GOAL: The ING Growth Opportunities Fund (formerly Pilgrim Growth Opportunities
Fund) (the "Fund") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Managers' feel have above average prospects for growth.

MARKET OVERVIEW: One of the longest bear markets on record continued into 2002, stretching the downturn in the equity markets beyond two years through the end of May. Last fall, economists confirmed what the stock market had been signaling for some time--the U.S. was in its first recession since 1990-91. Despite a solid bounce back with 5.6% GDP (Gross Domestic Product) economic growth in the first quarter of 2002, the economic situation remains tenuous. The recession was punctuated by the tragic events of September 11th, spectacular corporate collapses, accounting scandals, and the evaporation of corporate profits.

The Federal Reserve's best efforts have failed to kick-start an economy and a stock market that are in search of leadership. The central bank has cut 475 basis points from the interest rate peak of May 2000 and 225 basis points in the past twelve months, but S&P 500 earnings have fallen 19.3% over the past four quarters. Only two of the S&P 500's eleven sectors have shown positive returns over the past twelve months (consumer staples and materials), but these sectors account for a little more than 10% of the market's capitalization. At the same time, the spread between the performance of value stocks and growth stocks widened in favor of value stocks.

The deterioration of the market was most apparent in the growth indices, especially the NASDAQ Composite Index, which has dropped another 23.44% over the past twelve months. This technology-heavy benchmark is now down 68% from its peak in March 2000. The S&P 500 Index also, suffered, although in relative terms, its decline of 13.85% was not as severe. The Dow Jones Industrial Average slipped 9.04% during the past fiscal year, while the S&P Midcap 400 Index managed a gain of 2.40%. Small-cap stocks displayed the greatest dichotomy in performance as the Russell 2000 Index dropped 0.50%, but the Russell 2000 Value Index soared 15.41%, while the Russell 2000 Growth Index fell 15.82%.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class I shares provided a total return of -28.38% compared to the S&P 500 Index, which returned -13.85% over the same period

PORTFOLIO SPECIFICS: The Fund suffered from the market's ongoing bias of value over growth. Throughout the year, we continued to add to positions in consumer-related industries, which was clearly the most resilient part of the economy. However, our positioning in economically sensitive semiconductor issues proved to be early as the recovery never materialized. These positions were pared back to make room for more defensive health care services stocks.

For the year-to-date period, the Fund's best performance came from the "America's Changing Leisure Time" and "Flourishing in the Managed Care Environment" investment themes. The strongest individual contributors were Williams-Sonoma, Boston Scientific, Anthem and Pactiv.

MARKET OUTLOOK: Despite declining investor confidence in Wall Street, we are cautiously optimistic about the prospects for equities. The market has retreated to levels not seen since the period immediately following September 11th, and after a long and deep decline in the equity market, valuations are more reasonable than they have been in quite some time. Interest rates should remain low, as the economy grows at a slower pace than originally thought.

However, there are hurdles that the market must overcome in the near term before a long-term recovery can take place. First, investor confidence will need to be restored by the demonstration of better corporate governance and improved financial transparency. Second, companies are going to have to demonstrate an ability to grow profits in an environment that has practically no inflation and more stringent accounting standards. Finally, there is a new element of risk that has to be factored into the market, namely terrorism in the wake of September 11th.

Despite these issues, first-quarter productivity gains and the fact that inflation remains subdued are encouraging signs that an economic recovery may not be far off. We expect a weakening dollar can improve the competitiveness of U.S. companies, who for years have been fighting a headwind against foreign competition. We continue to focus on companies that can effectively control their costs, as pricing power remains elusive in many industries. Until financially unsound competitors are washed out of some sectors, the ability to raise prices (and profits) likely will remain constrained.

Portfolio Managers' Report                         ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                        3/31/97   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                        -------   -------   -------   -------   -------   -------   -------
ING Growth Opportunities Fund Class I   $10,000   $11,242   $14,692   $17,781   $19,643   $17,570   $15,137
S&P 500 Index                           $10,000   $11,017   $13,517   $17,825   $28,599   $17,809   $12,755

                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2002
                 ---------------------------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                   1 YEAR        5 YEAR          03/31/97            6/1/00
                   ------        ------          --------            ------
Class I            -28.38%        2.97%           4.82%                  --
Class Q            -29.63%          --              --               -34.74%
S&P 500 Index      -13.85%        6.13%           8.35%(1)           -12.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 4/1/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 26.

ING LARGECAP GROWTH FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING LargeCap Growth Fund (formerly Pilgrim LargeCap Growth Fund) (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding, at the time of purchase, to the upper 90% of the S&P 500 Index.

MARKET OVERVIEW: One of the longest bear markets on record continued into 2002, stretching the downturn in the equity markets beyond two years through the end of May. Last fall, economists confirmed what the stock market had been signaling for some time--the U.S. was in its first recession since 1990-91. Despite a solid bounce back with 5.6% GDP (Gross Domestic Product) economic growth in the first quarter of 2002, the economic situation remains tenuous. The recession was punctuated by the tragic events of September 11th, spectacular corporate collapses, accounting scandals, and the evaporation of corporate profits.

The Federal Reserve's best efforts have failed to kick-start an economy and a stock market that are in search of leadership. The central bank has cut 475 basis points from the interest rate peak of May 2000 and 225 basis points in the past twelve months, but S&P 500 earnings have fallen 19.3% over the past four quarters. Only two of the S&P's eleven sectors have shown positive returns over the past twelve months (consumer staples and materials), but these sectors account for a little more than 10% of the market's capitalization. At the same time, the spread between the performance of value stocks and growth stocks widened in favor of value stocks.

The deterioration of the market was most apparent in the growth indices, especially the NASDAQ Composite Index, which has dropped another 23.44% over the past twelve months. This technology-heavy benchmark is now down 68% from its peak in March 2000. The S&P 500 Index also, suffered, although in relative terms, its decline of 13.85% was not as severe. The Dow Jones Industrial Average slipped 9.04% during the past fiscal year, while the S&P Midcap 400 Index managed a gain of 2.40%. Small-cap stocks displayed the greatest dichotomy in performance as the Russell 2000 Index dropped 0.50%, but the Russell 2000 Value Index soared 15.41%, while the Russell 2000 Growth Index fell 15.82%.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class Q shares provided a total return of -31.77%, compared to the Russell 1000 Growth Index, which returned -20.87% over the same period.

PORTFOLIO SPECIFICS: The Fund struggled in a market that was clearly biased against growth stocks. Throughout the year, we continued to add to positions in consumer-related industries, which was clearly the most resilient part of the economy. However, our positioning in economically sensitive semiconductor issues proved to be early as the recovery never materialized. These positions were pared back to make room for more defensive health care services stocks.

For the year-to-date period, the Fund's best performance came from the "New Financial Structures" and "Flourishing in the Managed Care Environment." The best performing stocks were General Motors, Wellpoint Health Networks, Immunex and United Electronics.

MARKET OUTLOOK: Despite declining investor confidence in Wall Street, we are cautiously optimistic about the prospects for equities. The market has retreated to levels not seen since the period immediately following September 11th, and after a long and deep decline in the equity market, valuations are more reasonable than they have been in quite some time. Interest rates should remain low, as the economy grows at a slower pace than originally thought.

However, there are hurdles that the market must overcome in the near term before a long-term recovery can take place. First, investor confidence will need to be restored by the demonstration of better corporate governance and improved financial transparency. Second, companies are going to have to demonstrate an ability to grow profits in an environment that has practically no inflation and more stringent accounting standards. Finally, there is a new element of risk that has to be factored into the market, namely terrorism in the wake of September 11th.

Despite these issues, first-quarter productivity gains and the fact that inflation remains subdued are encouraging signs that an economic recovery may not be far off. We expect a weakening dollar can improve the competitiveness of U.S. companies, who for years have been fighting a headwind against foreign competition. We continue to focus on companies that can effectively control their costs, as pricing power remains elusive in many industries. Until financially unsound competitors are washed out of some sectors, the ability to raise prices (and profits) likely will remain constrained.

Portfolio Managers' Report                              ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                     7/21/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                     -------   -------   -------   -------   -------   -------
ING LargeCap Growth Fund Class Q     $10,000   $12,688   $21,841   $32,876   $20,801   $14,193
Russell 1000 Growth Index            $10,000   $11,375   $14,357   $17,946   $12,614   $ 9,982

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2002
                                 -----------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                                 1 YEAR          01/08/02            7/21/97
                                 ------          --------            -------
Class I                              --          -19.53%                --
Class Q                          -31.77%             --               7.47%
Russell 1000 Growth Index        -20.87%         -12.70%(1)          -0.04%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 1/1/02.

(2)  Since inception performance for the index is shown from 8/1/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeffrey Bernstein, Senior Vice-President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING MidCap Opportunities Fund (formerly Pilgrim MidCap Opportunities
Fund) (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Managers' feel have above average prospects for growth.

MARKET OVERVIEW: One of the longest bear markets on record continued into 2002, stretching the downturn in the equity markets beyond two years through the end of May. Last fall, economists confirmed what the stock market had been signaling for some time -- the U.S. was in its first recession since 1990-91. Despite a solid bounce back with 5.6% GDP (Gross Domestic Product) economic growth in the first quarter of 2002, the economic situation remains tenuous. The recession was punctuated by the tragic events of September 11th, spectacular corporate collapses, accounting scandals, and the evaporation of corporate profits.

The Federal Reserve's best efforts have failed to kick-start an economy and a stock market that are in search of leadership. The central bank has cut 475 basis points from the interest rate peak of May 2000 and 225 basis points in the past twelve months, but S&P 500 earnings have fallen 19.3% over the past four quarters. Only two of the S&P's eleven sectors have shown positive returns over the past twelve months (consumer staples and materials), but these sectors account for a little more than 10% of the market's capitalization. At the same time, the spread between the performance of value stocks and growth stocks widened in favor of value stocks.

The deterioration of the market was most apparent in the growth indices, especially the NASDAQ Composite Index, which has dropped another 23.44% over the past twelve months. This technology-heavy benchmark is now down 68% from its peak in March 2000. The S&P 500 Index also, suffered, although in relative terms, its decline of 13.85% was not as severe. The Dow Jones Industrial Average slipped 9.04% during the past fiscal year, while the S&P Midcap 400 Index managed a gain of 2.39%. Small-cap stocks displayed the greatest dichotomy in performance as the Russell 2000 Index dropped 0.50%, but the Russell 2000 Value Index soared 15.42%, while the Russell 2000 Growth Index fell 15.82%.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class I shares provided a total return of -23.35%, compared to the S&P MidCap 400 Index which returned 2.39%

PORTFOLIO SPECIFICS: We are obviously unhappy with the performance of the Fund over the past year. We have made a number of changes, which we believe can improve performance. We restructured the department organizationally in the late summer of 2001; in late 2001/early 2002, a personnel change was made in one of the senior members of the team; and over the past few months, several junior and mid-level staff members have been added. Most importantly, we maintained a very strong focus on our investment process. Combined with great diligence in research, this has dramatically improved our stock picking capabilities.

The Fund struggled in a market that was clearly biased against growth stocks. Throughout the year, we continued to add to positions in consumer-related industries, which was clearly the most resilient part of the economy. However, our positioning in economically sensitive semiconductor issues proved to be early as the recovery never materialized. These positions were pared back to make room for more defensive health care services stocks.

Over the course of the past twelve months, the Fund saw the biggest benefit from themes such as "The New Consumer" and "America's Changing Leisure Time." Among the biggest individual contributors to performance were Williams-Sonoma, Ensco International, Boston Scientific, and Nucor Corp.

MARKET OUTLOOK: Despite declining investor confidence in Wall Street, we are cautiously optimistic about the prospects for equities. The market has retreated to levels not seen since the period immediately following September 11th, and after a long and deep decline in the equity market, valuations are more reasonable than they have been in quite some time. Interest rates should remain low, as the economy grows at a slower pace than originally thought.

However, there are hurdles that the market must overcome in the near term before a long-term recovery can take place. First, investor confidence will need to be restored by the demonstration of better corporate governance and improved financial transparency. Second, companies are going to have to demonstrate an ability to grow profits in an environment that has practically no inflation and more stringent accounting standards. Finally, there is a new element of risk that has to be factored into the market, namely terrorism in the wake of September 11th.

Despite these issues, first-quarter productivity gains and the fact that inflation remains subdued are encouraging signs that an economic recovery may not be far off. We expect a weakening dollar can improve the competitiveness of U.S. companies, who for years have been fighting a headwind against foreign competition. We continue to focus on companies that can effectively control their costs, as pricing power remains elusive in many industries.Until financially unsound competitors are washed out of some sectors, the ability to raise prices (and profits) likely will remain constrained.

Portfolio Managers' Report                         ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                   8/20/98   5/31/99   5/31/00   5/31/01   5/31/02
                                                   -------   -------   -------   -------   -------
ING MidCap Opportunities Fund Class I              $10,000   $15,530   $26,259   $20,203   $15,485
S&P MidCap 400 Index                               $10,000   $14,218   $17,268   $19,154   $19,612

                                        AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED MAY 31, 2002
                                  --------------------------------------------
                                             SINCE INCEPTION   SINCE INCEPTION
                                                OF CLASS I        OF CLASS Q
                                  1 YEAR          8/20/98           4/4/00
                                  ------          -------           ------
Class I                           -23.35%          12.26%               --
Class Q                           -23.72%             --            -24.27%
S&P MidCap 400 Index                2.39%          19.68%(1)          3.72%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 9/1/98.

(2)  Since inception performance for the index is shown from 4/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING SMALLCAP OPPORTUNITIES FUND                       Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING SmallCap Opportunities Fund (formerly Pilgrim SmallCap Opportunities Fund) (the "Fund") seeks capital appreciation by investing at least 80% of its total assets in the common stock of smaller U.S. companies that the Portfolio Manager feels have above average prospects for growth.

MARKET OVERVIEW: One of the longest bear markets on record continued into 2002, stretching the downturn in the equity markets beyond two years through the end of May. Last fall, economists confirmed what the stock market had been signaling for some time -- the US was in its first recession since 1990-91. Despite a solid bounce back with 5.6% GDP (Gross Domestic Product) economic growth in the first quarter of 2002, the economic situation remains tenuous. The recession was punctuated by the tragic events of September 11th, spectacular corporate collapses, accounting scandals, and the evaporation of corporate profits.

The Federal Reserve's best efforts have failed to kick-start an economy and a stock market that are in search of leadership. The central bank has cut 475 basis points from the interest rate peak of May 2000 and 225 basis points in the past twelve months, but S&P 500 earnings have fallen 19.3% over the past four quarters. Only two of the S&P's eleven sectors have shown positive returns over the past twelve months (consumer staples and materials), but these sectors account for a little more than 10% of the market's capitalization. At the same time, the spread between the performance of value stocks and growth stocks widened in favor of value stocks.

The deterioration of the market was most apparent in the growth indices, especially the NASDAQ Composite Index, which has dropped another 23.44% over the past twelve months. This technology-heavy benchmark is now down 68% from its peak in March 2000. The S&P 500 Index also, suffered, although in relative terms, its decline of 13.85% was not as severe. The Dow Jones Industrial Average slipped 9.04% during the past fiscal year, while the S&P Midcap 400 Index managed a gain of 2.39%. Small-cap stocks displayed the greatest dichotomy in performance as the Russell 2000 Index dropped 0.50%, but the Russell 2000 Value Index soared 15.42%, while the Russell 2000 Growth Index fell 15.82%.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class I shares provided a total return of -36.17%, compared to the Russell 2000 Index which returned -0.50%.

PORTFOLIO SPECIFICS: We are obviously unhappy with the performance of the Fund over the past year. We have made a number of changes, which we believe will improve performance. We restructured the department organizationally in the late summer of 2001; in late 2001/early 2002, a personnel change was made in one of the senior members of the team; and over the past few months, several junior and mid-level staff members have been added. Most importantly, we maintained a very strong focus on our investment process. Combined with great diligence in research, this has dramatically improved our stock picking capabilities.

The Fund struggled in a market that was clearly biased against growth stocks. Throughout the year, we continued to add to positions in consumer-related industries, which was clearly the most resilient part of the economy. However, our positioning in economically sensitive semiconductor issues proved to be early as the recovery never materialized. These positions were pared back to make room for more defensive health care services stocks.

For the twelve months just concluded, we had the biggest positive impact from the "The New Consumer" theme, which remains our largest weighting, along with "Flourishing in the Managed Care Environment." Our biggest individual contributors to performance for the year were Odyssey Healthcare, PF Chang's China Bistro, and Urban Outfitters.

MARKET OUTLOOK: Despite declining investor confidence in Wall Street, we are cautiously optimistic about the prospects for equities. The market has retreated to levels not seen since the period immediately following September 11th, and after a long and deep decline in the equity market, valuations are more reasonable than they have been in quite some time. Interest rates should remain low, as the economy grows at a slower pace than originally thought.

However, there are hurdles that the market must overcome in the near term before a long-term recovery can take place. First, investor confidence will need to be restored by the demonstration of better corporate governance and improved financial transparency. Second, companies are going to have to demonstrate an ability to grow profits in an environment that has practically no inflation and more stringent accounting standards. Finally, there is a new element of risk that has to be factored into the market, namely terrorism in the wake of September 11th.

Despite these issues, first-quarter productivity gains and the fact that inflation remains subdued are encouraging signs that an economic recovery may not be far off. We expect a weakening dollar can improve the competitiveness of U.S. companies, who for years have been fighting a headwind against foreign competition. We continue to focus on companies that can effectively control their costs, as pricing power remains elusive in many industries. Until financially unsound competitors are washed out of some sectors, the ability to raise prices (and profits) likely will remain constrained.

Portfolio Manager's Report                       ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                     4/1/99   5/31/99   5/31/00   5/31/01   5/31/02
                                                    -------   -------   -------   -------   -------
ING SmallCap Opportunities Fund Class I             $10,000   $ 9,805   $20,415   $17,515   $11,179
Russell 2000 Index                                  $10,000   $11,055   $12,151   $12,842   $12,778

                                          AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED MAY 31, 2002
                                ------------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                                1 YEAR           4/01/99             4/4/00
                                ------           -------             ------
Class I                         -36.17%           3.58%                 --
Class Q                         -35.83%             --              -28.54%
Russell 2000 Index               -0.50%           8.05%              -3.26%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 4/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 26.

ING RESEARCH ENHANCED INDEX FUND                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Aeltus Investment Management, Inc., led by Hugh Whelan, Co-Portfolio Manager and Doug Cote Co-Portfolio Manager.

GOAL: The ING Research Enhanced Index Fund (formerly Pilgrim Research Enhanced Index Fund) (the "Fund") seeks capital appreciation by investing primarily in large companies contained in the S&P 500 Index.

MARKET OVERVIEW: The S&P 500 Index ("S&P 500") posted a loss for the period. The market experienced sharp losses in the 3rd quarter of 2001 associated with the tragic events of September 11th. The S&P 500 then rebounded strongly in the 4th quarter of 2001 and early 2002, only to see those gains eroded by increasing concerns regarding the integrity of corporate accounting, the strength of the U.S. economic rebound, international hostilities and valuation levels within the large-cap growth sector of the market.

The increasingly defensive tone of the U.S. equity market led to value-oriented sectors such as consumer staples and materials posting the strongest returns. The worst performing sectors were telecommunication services, utilities and information technology. In terms of market capitalization, the smallest stocks within the S&P 500 outperformed the largest stocks as many of the accounting and valuation concerns primarily affected large-cap stocks.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class I shares declined 14.28% compared to a decline of 13.85% for the S&P 500 Index.

PORTFOLIO SPECIFICS: The Fund's performance was significantly impacted by the sharp rally in stocks with relatively poor fundamentals in the 4th quarter of 2001. A strong surge in optimism regarding the prospects for a rebound in economic growth led investors to reward stocks with poor recent business momentum, negative analyst estimate trends, and poor valuations. In short, investors were hopeful that the stocks, which had fallen dramatically in the 3rd quarter of 2001, would rebound and provide the strongest gains. As our investment approach is based on overweighting stocks with strong fundamentals and underweighting those with poor fundamentals, the Fund's performance lagged that of its benchmark.

Individual security selection contributed positively to fund performance during the year. Security selection was particularly successful in the telecommunication services sector where the Fund was underweight WorldCom and Qwest Communications. Individual security selection was less effective in the information technology sector due to an underweight in Intel and an overweight in Microsoft. Positive individual stock selection was offset, however, by the Fund's sector positioning. The Fund was hurt by its underweight in the information technology sector in the 4th quarter of 2001.

MARKET OUTLOOK: Over the recent period we have increased our weighting in consumer discretionary and information technology stocks. At the same time we have decreased the Fund's weighting in the industrials and energy sectors. Our largest overweight is in the information technology sector, while our greatest underweight is in the energy sector. This positioning is somewhat contrary to the current defensive mood of investors, but it represents the disciplined application of fundamental evaluation of each individual stock in the S&P 500 on the basis of business momentum and earnings quality, valuation and market sentiment.

We have enhanced the quantitative models we use to manage the Fund to incorporate the significant information provided by comparing stocks to their industry peers. The focus of our Fund continues to be adding return via good individual stock selection. By design, the quantitative factors our approach is based on are not highly correlated. This has historically led to competitive performance in a wide variety of market environments. We are encouraged by the performance of our approach thus far this year in what continues to be a turbulent market environment.

Portfolio Managers' Report                      ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                                  12/30/98   5/31/99   5/31/00   5/31/01   5/31/02
                                                  --------   -------   -------   -------   -------
ING Research Enhanced Index Fund Class I           $10,000   $10,740   $11,434   $10,066   $ 8,628
S&P 500 Index                                      $10,000   $10,647   $11,763   $10,521   $ 9,064

                                        AVERAGE ANNUAL TOTAL RETURNS FOR
                                         THE PERIODS ENDED MAY 31, 2002
                                         ------------------------------
                                                       SINCE INCEPTION
                                          1 YEAR          12/30/98
                                          ------          --------
Class I                                   -14.28%          -4.22%
S&P 500 Index                             -13.85%          -2.83%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 26.

ING LARGE COMPANY VALUE FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Thomas Jackson, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING Large Company Value Fund (formerly Pilgrim Growth and Income Fund) (the "Fund") seeks long-term capital appreciation with income as a secondary objective.

MARKET OVERVIEW: The U.S. stock market declined significantly in the Fund's fiscal year ending May 31, 2002 with the S&P 500 Index down 13.85% and with the more volatile NASDAQ Composite Index down even more at 23.44%. The year exhibited substantial volatility as the stock market declined dramatically into late September 2001 and then rallied into early December before resuming a grinding downward trend. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, etc. have further damaged investor confidence. These concerns have been offset to some degree by a Federal Reserve policy that has been exceedingly easy and has lowered short-term interest rates to their lowest levels in a generation.

Over the last year, small and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small and mid-sized companies, but the S&P Barra Growth Index actually outperformed the S&P Barra Value Index for the year.

PERFORMANCE: For the period from commencement (October 4, 2001) through May 31, 2002, the Fund's Class Q shares provided a total return of 2.80% compared to the S&P 500 Index which returned 3.49%.

PORTFOLIO SPECIFICS: The Fund has been significantly restructured since the middle of last year when Tom Jackson assumed its management. Consistent with his value investment approach, the Fund now owns primarily issues that sell at significant absolute valuation discounts to the market. In many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

For the last year, the Fund's performance relative to the S&P 500 Index was helped by its holdings in the consumer cyclical, financial, health care, and industrial sectors as well as by its under weighting in technology. The Fund's performance was hurt by its holdings in merchant energy companies, and Tyco. We believe that at current levels they offer significant value. The holding in WorldCom also negatively impacted performance and it was eliminated from the portfolio during the fiscal year.

MARKET OUTLOOK: While the length and depth of the stock market decline over the last couple of years has been painful, the good news is that stocks appear now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we seem to be well into that stage. While it is quite possible that we may discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system can be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement.

Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits have bottomed and appear to be once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth in profits is the long-term trend. If the future is to differ from the past, it is likely that growth will be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). Furthermore, with the current low consumer savings rate and high levels of debt, the underlying strength of the economy may be below par for some period of time.

The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we will be living with this threat for a long time. This adds an element of risk that prior to September 11, 2001 was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we will be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield will be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in utility companies with an emphasis on the merchant energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked to market accounting. We are also building a position in the Drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

Portfolio Manager's Report ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

                                                    10/4/01   5/31/02
                                                    -------   -------
ING Large Company Value Fund Class Q                $10,000   $10,280
S&P 500 Index                                       $10,000   $10,349

                      TOTAL RETURNS
                         FOR THE
                      PERIOD ENDED
                      MAY 31, 2002
                      ------------
                     SINCE INCEPTION
                       OF CLASS Q
                        10/04/01
                        --------
Class Q                  2.80%
S&P 500 Index            3.49%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Large Company Value Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 10/01/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING MAGNACAP FUND                                     Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager serves as Auxiliary Portfolio Manager, ING Investments, LLC.

GOAL: The ING MagnaCap Fund (formerly Pilgrim MagnaCap Fund) (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

MARKET OVERVIEW: The U.S. stock market declined significantly in the Fund's fiscal year ending May 31, 2002 with the S&P 500 Index down 13.85% and with the more volatile NASDAQ Composite Index down even more at 23.44%. The year exhibited substantial volatility as the stock market declined dramatically into late September 2001 and then rallied into early December before resuming a grinding downward trend. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, etc. have further damaged investor confidence. These concerns have been offset to some degree by a Federal Reserve policy that has been very easy and has lowered short-term interest rates to their lowest levels in a generation.

Over the last year, small and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small and mid-sized companies, but the S&P Barra Growth Index actually outperformed the S&P Barra Value Index for the year.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class Q shares declined 10.75% compared to a 13.85% decline in the S&P 500 Index.

PORTFOLIO SPECIFICS: The Fund has been significantly restructured since the middle of last year when Tom Jackson assumed its management. Consistent with his value investment approach, the Fund now primarily owns issues that sell at significant absolute valuation discounts to the market. In many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

For the last year, the Fund's performance relative to the S&P 500 Index was helped by its holdings in the Consumer Cyclical, Financial, Health Care, and Industrial sectors. The Fund's performance was hurt by its holdings in Halliburton, Merchant Energy companies, and Tyco. We believe that at current levels they offer significant value. The holding in WorldCom also negatively impacted performance, but it was eliminated from the portfolio during the fiscal year.

MARKET OUTLOOK: While the length and depth of the market decline over the last couple of years has been painful, the good news is that stocks are now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we are well into that stage. While it is quite possible that we will discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system will be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement.

Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits have bottomed and are once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth in profits is the long-term trend. If the future is to differ from the past, it is likely that growth will be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). Furthermore, with the current low consumer savings rate and high levels of debt, the underlying strength of the economy may be below par for some period of time. The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we will be living with this threat for a long time. This adds an element of risk that prior to September 11, 2001 was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we will be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield will be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in Utility companies with an emphasis on the Merchant Energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked to market accounting. We are also building a position in the Drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

Portfolio Managers' Report                                     ING MAGNACAP FUND
--------------------------------------------------------------------------------

                                        11/19/99   5/31/00   5/31/01   5/31/02
                                        --------   -------   -------   -------
ING MagnaCap Fund Class Q                $10,000   $ 9,975   $ 9,489   $ 8,469
S&P 500 Index                            $10,000   $10,290   $ 9,204   $ 7,930

                                              AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED MAY 31, 2002
                                           ----------------------------------
                                                          SINCE INCEPTION
                                                            OF CLASS Q
                                             1 YEAR          11/19/99
                                             ------          --------
Class Q                                      -10.75%          -6.36%
S&P 500 Index                                -13.85%          -8.86%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 12/1/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING MIDCAP VALUE FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by a multi-member Investment Committee, Brandes Investment Partners, L.P.

GOAL: The ING MidCap Value Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund may hold common and preferred stocks, warrants, and convertible securities.

MARKET OVERVIEW: Larger-cap U.S. stocks tended to advance in March as evidence of economic recovery encouraged investors. In April and May, however, prices generally retreated amid mixed economic reports combined with gloomy earnings expectations and various Wall Street investigations. After gaining 3.8% in March, the S&P 500 Index shed 6.1% in April and 0.8% in May. For the entire three-month period, the S&P 500 Index declined 3.2%.

Medium-cap equities proved more resilient than their larger-cap counterparts during the period. The Russell Midcap Index advanced 2.8% for the three months ended May 31.

The Federal Reserve Board left interest rates unchanged during the period. At their meeting in May, Federal Reserve policy makers said the risks to the U.S. economy were evenly balanced between economic weakness and inflation and left the target for federal funds rate at 1.75% - its lowest level in 40 years.

Reflecting economic lethargy, the U.S. Labor Department said jobless benefits claims rose to a 19-year high early in the month. At the same time, with companies cutting payroll, productivity jumped in the first quarter by the biggest amount in 19 years. Evidence of economic slowing was also evident among housing starts, which fell 5.4% in April on the heels of a 7.8% drop in March.

At the same time, some reports in May suggested economic strength. The economy grew at an annual rate of 5.6% in the first quarter, the strongest performance in nearly two years. In addition, retail sales surged 1.2% in April, surpassing expectations and allaying fears that consumer spending might be softening during the second quarter.

PERFORMANCE: For the period from inception (March 4, 2002) through May 31, 2002, the Fund's Class I shares, provided a total return of 0.98% compared to a return of 4.88% for the Russell Midcap Value Index.

PORTFOLIO SPECIFICS: During the period, declines for holdings in the electric utilities industry weighed on performance. Positions in the industry posting declines included Sierra Pacific Resources (0.5% of the portfolio) and Aquila (1.5%). In addition, holdings in the airlines industry tended to decline during the period, which also detracted from returns.

In contrast, substantial weightings for holdings in the consumer discretionary sector -- which includes the household durables and specialty retail industries -- helped bolster returns. Stocks posting advances for the period included American Greetings (household durables -- 2.2%) and Sherwin-Williams (specialty retail -- 2.2%). Gains for positions in the communications equipment industry also buttressed performance.

During the four-month period, we continued to establish new positions and add to select existing holdings at prices that we considered attractive. For example, we purchased shares of retailer Toys R Us (specialty retail -- 4.1%) and funeral home operator Service Corporation International (health care providers & services -- 3.3%) at significant discounts to our estimates of their fair values.

We eliminated exposure to companies such as Dillards (multiline retail) and Tyson Foods (food products) as their market prices advanced toward our estimate of the value of their businesses.

As of May 31, 2002, the Fund's most substantial exposure remains in the insurance industry. During the period, purchases dictated by our company-by-company analysis increased the Fund's exposure to the electric utilities industry.

MARKET OUTLOOK: We continue our bottom-up, company-by-company search for undervalued medium-cap equities in the United States. By purchasing shares of fundamentally strong firms at discounts to our estimates of their fair values, we believe we can reward patient investors with favorable long-term results, regardless of short-term fluctuations in the overall market.

Portfolio Managers' Report                                 ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                                          3/4/02      5/31/02
                                                          -------     -------
ING MidCap Value Fund Class I                             $10,000     $10,098
Russell MidCap Value Index                                $10,000     $10,488

                                      TOTAL RETURNS FOR THE
                                    PERIODS ENDED MAY 31, 2002
                                -----------------------------------
                                SINCE INCEPTION     SINCE INCEPTION
                                   OF CLASS I         OF CLASS Q
                                    03/04/02           04/17/02
                                    --------           --------
Class I                               0.98%                 --
Class Q                                 --               -2.28%
Russell MidCap Value Index            4.88%(1)           -0.15%(2)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 03/01/02.

(2)  Since inception performance for the index is shown from 05/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities.

                See accompanying index descriptions on page 26.

ING SMALLCAP VALUE FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by a multi-member Investment Committee, Brandes Investment Partners L.P.

GOAL: The ING SmallCap Value Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund may hold common and preferred stocks, warrants, and convertible securities.

MARKET OVERVIEW: Larger-cap U.S. stocks tended to advance in March as evidence of economic recovery encouraged investors. In April and May, however, prices generally retreated amid mixed economic reports combined with gloomy earnings expectations and various Wall Street investigations. After gaining 3.8% in March, the S&P 500 Index shed 6.1% in April and 0.8% in May. For the entire three-month period, the S&P 500 Index declined 3.2%.

Smaller-cap equities proved more resilient than their larger-cap counterparts during the period. The Russell 2000 Index advanced 4.2% for the three months ended May 31, 2002.

The Federal Reserve Board left interest rates unchanged during the period. At their meeting in May, Federal Reserve policy makers said the risks to the U.S. economy were evenly balanced between economic weakness and inflation and left the target for federal funds rate at 1.75% - its lowest level in 40 years.

Reflecting economic lethargy, the U.S. Labor Department said jobless benefits claims rose to a 19-year high early in the month. At the same time, with companies cutting payroll, productivity jumped in the first quarter by the biggest amount in 19 years. Evidence of economic slowing was also evident among housing starts, which fell 5.4% in April on the heels of a 7.8% drop in March.

At the same time, some reports in May suggested economic strength. The economy grew at an annual rate of 5.6% in the first quarter, the strongest performance in nearly two years. In addition, retail sales surged 1.2% in April, surpassing expectations and allaying fears that consumer spending might be softening during the second quarter.

PERFORMANCE: For the period from inception (March 7, 2002) through May 31, 2002, the Fund's Class I shares provided a total return of 3.00% versus 0.23% for the Russell 200 Value Index.

PORTFOLIO SPECIFICS: During the period, declines for holdings in the electric utilities and machinery industries weighed on performance. Stocks posting declines included Sierra Pacific Resources (electric utilities -- 0.5% of the portfolio) and Trinity Industries (machinery -- 2.6%). Separately, Seitel (energy equipment & services -- 1.5%) declined substantially during the period, which also contributed negatively to results.

In contrast, substantial weightings for holdings in the banking industry, which generally registered gains during the period, helped bolster returns. Banking stocks posting advances for the period included Provident Financial Holdings (3.1%) and PFF Bancorp (1.8%). Gains for positions in the consumer discretionary sector -- including holdings in the household durables and textiles, apparel & luxury goods industries -- also buttressed performance.

During the four-month period, we continued to establish new positions and add to select existing holdings at prices that we considered attractive. For example, we purchased shares of staffing firm Kelly Services (commercial services & supplies -- 2.7%) and manufactured housing retailer Fleetwood Enterprises (household durables -- 2.6%) at significant discounts to our estimates of their fair values.

We eliminated exposure to companies such as Dillards (multiline retail) and Myers Industries (containers & packaging) as their market prices advanced toward our estimate of the value of their businesses.

During the period, purchases dictated by our company-by-company analysis combined with price appreciation to increase the Fund's exposure to the banking and textiles, apparel & luxury goods industries. As a result, banking and textiles, apparel & luxury goods joined chemicals as the Fund's most substantial industry exposures as of May 31, 2002.

MARKET OUTLOOK: We continue our bottom-up, company-by-company search for undervalued smaller-cap equities in the United States. By purchasing shares of fundamentally strong firms at discounts to our estimates of their fair values, we believe we can reward patient investors with favorable long-term results, regardless of short-term fluctuations in the overall market.

Portfolio Manager's Report                               ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

                                                            3/7/02   5/31/02
                                                           -------   -------
ING SmallCap Value Fund Class I                            $10,000   $10,300
Russell 200 Value Index                                    $10,000   $10,023

                                         TOTAL RETURNS FOR THE
                                       PERIODS ENDED MAY 31, 2002
                                   -----------------------------------
                                   SINCE INCEPTION     SINCE INCEPTION
                                      OF CLASS I         OF CLASS Q
                                       03/07/02           04/30/02
                                       --------           --------
Class I                                  3.00%                --
Class Q                                    --              -3.45%
Russell 200 Value Index                  0.23%(1)           0.80%(2)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Russell 200 Value Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 03/01/02.

(2)  Since inception performance for the index is shown from 05/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany and investment in equity securities.

                See accompanying index descriptions on page 26.

ING CONVERTIBLE FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Ed Schriver, Anu Sahai, Andy Mitchell, ING Investments, LLC.

GOAL: The ING Convertible Fund (formerly Pilgrim Convertible Fund) (the "Fund") seeks to maximize long-term total return by investing primarily in convertible securities, while maintaining aggregate risk measures similar to that of the overall convertible universe.

MARKET OVERVIEW: The twelve-month period ending May 31, 2002 witnessed significant volatility in the convertible indices, the S&P 500 Index and most of all in the NASDAQ Composite Index. To a large extent this was a function of the economy, which started off with a mild recession and turned mildly positive at the beginning of 2002. The market's inability to rally despite the Federal Reserve's rate cuts and positive economic indications indicate investors realized that the recently lowered expectations for corporate profit growth are still too high. On top of that, accounting issue concerns, the geopolitical situation and Wall Street's reduced credibility from investigations into their role in the telecom/internet bubble has made the market even more nervous.

Within that broader picture, certain sectors of the market fared differently. The sectors that had run up the most in the past couple of years, namely the New Economy players such as Internet, telecommunications and to a lesser extent the traditional technology firms continued to decline even after the initial bubble burst of last year. Non-cyclicals, which included healthcare, food and financials performed well during the year. Cyclicals picked up some steam in the beginning of 2002, but have trended sideways since then.

The convertible securities market was not immune to these changes. Since the convertible securities universe appears to be overweighted in technology, one might have even expected convertibles to fare worse in the continued sell-off of the last year. With the decrease in equity valuations however, we believe more of the convertible universe has become more bond like than it has been in the past and thus relatively insensitive to changes in the underlying equity. As an asset class convertibles outperformed stocks and trounced technology heavy indices such as the NASDAQ Composite Index.

One of the intriguing aspects of the convertible market in the recent months has been its ability to accommodate equity sensitive issues in a down market. A large number of big sized deals came to market, primarily due to their reluctance to go to the equity market as stock valuations came down and due to their inability to raise capital in the straight debt market. As a result, issuance continues to remain high, especially in beaten down sectors like telecommunication equipment, utilities and cyclicals, to name a few.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class Q shares returned -11.12% compared to the Credit Suisse First Boston Convertible Index which returned -8.06% over the same time period.

PORTFOLIO SPECIFICS: The Fund saw many changes in the last twelve months, including a management team change in April. Significant overweighting in the biotechnology sector hurt the Fund's performance as well as some sizeable losses in the semiconductor sector. This was somewhat offset by the health services, financials and the energy sector holdings in the Fund. Significant overweighting in sectors as well as some individual positions increased the volatility of the Fund in line with the market volatility.

In light of this, the more opportunistic style adopted by the previous portfolio manager has now been replaced by a shift towards a more market weighted approach, the benefits of which we started witnessing close to the end of the year. The size of the portfolio's allocation to the New Economy type stocks has decreased and we have increased our exposure to cyclicals. Of course we still have exposure to the technology sector. Since the convertible universe remains heavily tilted towards technology, we will always have considerable technology exposure. However it is biased towards more bond like convertibles with lower equity sensitivity, as is the benchmark.

We continue to like the healthcare and financial sectors, though we have reduced exposure somewhat to reduce the volatility associated with the sectors.

MARKET OUTLOOK: Despite the likelihood that the Federal Reserve may be less restrictive than feared, we think the profitability outlook for firms may only slowly improve. Businesses simply do not have much pricing power and indeed this aspect may be one of the reasons why inflation might remain under control during the economic recovery and why the Federal Reserve should be under less pressure to raise rates than is commonly supposed. In this context, we believe, relative safe haven sectors like the healthcare services and financials should continue to hold up better.

We continue to look for companies, primarily in cyclicals, but across the spectrum, that may benefit from a gradually recovering economy as we expect the market will reward companies that typically benefit in the recovery part of the cycle. We continue to believe that the recovery for firms in the telecom and software sectors may be distant and/or weak.

Liquidity in the market remains quite good in contrast to some fixed income markets. The traditional ability to hedge incremental holdings of convertible securities by shorting the underlying common stock continues to allow both dealers and hedge funds to position convertibles more easily than they can accommodate straight corporate debt. This in turn keeps liquidity at reasonable levels.

A bottom up approach, which relies on fundamental analysis and careful stock selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

Portfolio Managers' Report                                  ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                               8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                               -------   -------   -------   -------   -------   -------   -------   -------
ING Convertible Fund Class Q                   $10,000   $11,761   $13,476   $16,485   $20,321   $27,740   $24,648   $21,906
Credit Suisse First Boston Convertible Index   $10,000   $11,194   $11,980   $13,841   $15,267   $19,433   $18,421   $16,937

                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED MAY 31, 2002
                                        ---------------------------------------
                                                                SINCE INCEPTION
                                                                   OF CLASS Q
                                        1 YEAR         5 YEAR       8/31/95
                                        ------         ------       -------
Class Q                                 -11.12%        16.86%        10.25%
Credit Suisse First Boston
  Convertible Index                      -8.06%         7.17%         8.12%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Credit Suisse First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for index is shown from 9/1/95.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has greater a effect on the fund's performance.

                See accompanying index descriptions on page 26.

ING EQUITY AND INCOME FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Robert K. Kinsey, Vice President and Portfolio Manager; Edwin Schriver, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING Equity and Income Fund (formerly Pilgrim Balanced Fund) (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

MARKET OVERVIEW: The U.S. stock market declined significantly in the Fund's fiscal year ending May 31, 2002 with the S&P 500 Index down 13.85% and with the more volatile NASDAQ Composite Index down even more at 23.44%. The year exhibited substantial volatility as the stock market declined dramatically into late September 2001 and then rallied into early December before resuming a grinding downward trend. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, etc. have further damaged investor confidence. These concerns have been offset to some degree by Federal Reserve policy that has been exceedingly easy and has lowered short-term interest rates to their lowest levels in a generation.

Over the last year, small and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small and mid-sized companies, but the S&P Barra Growth Index actually outperformed the S&P Barra Value Index for the year.

Investment grade bonds have experienced a tumultuous twelve months beginning with the meltdown of Enron last August. Dramatic headlines about accounting irregularities, poor corporate and board governance, and outright fraud have traumatized the credit markets. The tragic events of September 11th resulted in multiple worldwide central bank easings and a flight to quality. Domestic capital markets soon righted themselves in the waning days of 2001. However, rapid credit deterioration in high profile names in the telco, media, and merchant energy sectors presented huge challenges to the market in the first half of 2002. The prospect of increased deficit spending and a weak dollar may present new hurdles for fixed income in the months to come. Nevertheless the widely followed Lehman Brothers Aggregate Bond Index posted an 8.10% return for the year ending May 31, 2002.

High yield bonds roughly broke even during the twelve months ending May 31, 2002. While the Merrill Lynch High Yield Master II Index returned a positive 0.93% during the period, the average high yield mutual fund had a small negative return. The Merrill Index benefited from a higher average quality and a lower exposure to the telecommunications sector versus the average fund. The year saw a big quality divergence where the higher quality BB rated bonds returned +5.5%, single B's returned -0.9% and CCC bonds returned -5.5%. Not surprisingly, given the weak economy and the weak equity environment, the highest quality BB segment significantly outperformed its lower quality peers.

PERFORMANCE: For the year ended May 31, 2002, the Fund's Class Q shares returned -5.53% compared to -15.41% for the S&P Barra Value Index, 8.10% for the Lehman Brothers Aggregate Bond Index and -5.25% for the Composite Index (60% S&P 500 Index/ 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS: The equity portion of the Fund has been significantly restructured since the middle of last year when Tom Jackson assumed its management. Consistent with his value investment approach, the Fund now owns primarily issues that sell at significant absolute valuation discounts to the market. In many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

For the last year, the Fund's equity performance relative to the S&P 500 Index was helped by its holdings in the industrial, financial, consumer cyclical, and health care, sectors. The Fund's performance was hurt by its holdings in merchant energy companies, telecommunications companies, and Tyco. While these latter issues have been mistakes to date, we believe that at current levels they offer significant value.

The high-grade bond portion of the Fund benefited in the later half of 2001 from a focus on highly liquid issues, which represented a significant segment of the Lehman Credit Index. A defensive positioning prior to the Fall of 2001 afforded us the opportunity to add extremely cheap issues following the terrorist attacks. Our focus on names that loom large in the index hurt us in the first half of 2002 as Tyco, Worldcom, and others fell to non-investment grade. Fortunately we exited many of the high beta issuers prior to their most dramatic drops, and we estimate that for the Fund's fiscal year posted returns in excess of the benchmark.

High yield represents approximately 10% of the Funds' assets. On a sleeved basis, we believe that the high yield portion out-performed the high yield mutual fund average. Performance relative to the competition was helped primarily by specific security selection within the food/tobacco and the aerospace segments. Although an overweight position in telecommunications during the calendar year 2001 hurt performance, a significant underweighting in the sector during the calendar year 2002 has benefited performance. More recently, performance has been negatively impacted by the fallout in the merchant power industry. We continue to believe that high yield bonds within that sector offer very attractive returns relative to the longer-term risks in the merchant power industry.

MARKET OUTLOOK: While the length and depth of the stock market decline over the last couple of years has been painful, the good news is that stocks appear now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we seem to be well into that stage. While it is quite possible that we may discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system can be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement. Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits have bottomed and appear to be once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth in profits is the long-term trend. If the future is to differ from the past, it is likely that growth will be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we will be living with this threat for a long time. This adds an element of risk that prior to September 11, 2001 was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we will be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield will be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in utility companies with an emphasis on the merchant energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked to market accounting. We are also building a position in the drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

Looking forward we have several concerns for the investment grade market. A weak dollar and resurgent deficit spending do not augur well for interest rates. However the tepid economic recovery and geo-political risks have kept us from shortening our duration just yet. The terrible swift sword of the rating agencies and continuing disclosures vis a vis accounting irregularities have kept us in a defensive mode with regards to credit exposure. Yet, we do believe that some stability and value may be cause for increasing credit risk in the fall.

The long-term fundamentals remain positive for high yield investors. Interest rates and inflation remain low and the steep yield curve should spur investment and economic growth. Default rates within the high yield market are also set to decline in the second half of the year, providing justification for tighter yield spreads (higher bond prices). All of these factors provide reasons for optimism regarding future returns. While the economy still faces several challenges, including issuer access to equity markets as a source of capital, we believe that the problems can be overcome and that yield spreads offer attractive returns relative to the risks involved.

Portfolio Managers' Report                            ING EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

                                            8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02
                                            -------   -------   -------   -------   -------   -------   -------   -------
ING Equity and Income Fund Class Q          $10,000   $11,233   $12,245   $15,530   $18,159   $18,183   $18,239   $17,231
S&P Barra Value Index                       $10,000   $12,020   $15,082   $19,443   $21,987   $22,557   $24,165   $20,441
Lehman Brothers Aggregate Bond Index        $10,000   $10,262   $11,115   $12,328   $12,865   $13,136   $14,859   $16,063
60% S&P 500 / 40% Lehman Brothers
  Aggregate Bond Index                      $10,000   $11,346   $13,700   $16,806   $19,282   $20,701   $20,434   $19,361


                                                AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED MAY 31, 2002
                                           -------------------------------------
                                                                 SINCE INCEPTION
                                                                    OF CLASS Q
                                           1 YEAR        5 YEAR       8/31/95
                                           ------        ------       -------
Class Q                                     -5.53%        7.07%        8.39%
S&P Barra Value Index                      -15.41%        6.27%       11.17%(1)
Lehman Brothers Aggregate
  Bond Index                                 8.10%        7.64%        7.27%(1)
Composite Index (60% S&P 500 Index/40%
  Lehman Brothers Aggregate Bond Index)     -5.25%        7.16%       10.28%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Income Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 9/1/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 26.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The RUSSELL 2000 VALUE INDEX is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

The NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

The CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

The RUSSELL 200 VALUE INDEX measures the performance of those Russell 200 companies with lower price-to-book ratios and lower forecasted growth values.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors and Trustees of ING Equity Trust, ING Large Company Value Fund, Inc., ING Growth Opportunities Fund, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, and ING SmallCap Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the ING Growth + Value Fund (formerly Pilgrim Growth + Value Fund), ING Growth Opportunities Fund (formerly Pilgrim Growth Opportunities Fund), ING LargeCap Growth Fund (formerly Pilgrim LargeCap Growth
Fund), ING MidCap Opportunities Fund (formerly Pilgrim MidCap Opportunities
Fund), ING SmallCap Opportunities Fund (formerly Pilgrim SmallCap Opportunities
Fund), ING Research Enhanced Index Fund (formerly Pilgrim Research Enhanced Index Fund), ING Large Company Value Fund (formerly Pilgrim Growth and Income
Fund), ING MagnaCap Fund (formerly Pilgrim MagnaCap Fund), ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund (formerly Pilgrim Convertible Fund), and ING Equity and Income Fund (formerly Pilgrim Balanced
Fund) as of May 31, 2002, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein for the ING Large Company Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, and ING SmallCap Value Fund, the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after December 31, 2000 for the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after May 31, 2001 for the ING Growth + Value Fund and ING Research Enhanced Index Fund and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after June 30, 1999 for the ING LargeCap Growth Fund, ING Convertible Fund, and ING Equity and Income Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the financial highlights of the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial highlights. For all periods ending prior to November 1, 2000, the statements of changes in net assets, and financial highlights, of the ING Growth + Value Fund and ING Research Enhanced Index Fund were audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to April 1, 1999, the financial highlights of the ING LargeCap Growth Fund, ING Convertible Fund and ING Equity and Income Fund were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds, as of May 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein with reference to the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
July 5, 2002

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                     ING               ING               ING              ING              ING              ING
                                   GROWTH +          GROWTH           LARGECAP          MIDCAP          SMALLCAP         RESEARCH
                                    VALUE         OPPORTUNITIES        GROWTH       OPPORTUNITIES    OPPORTUNITIES    ENHANCED INDEX
                                     FUND             FUND              FUND             FUND             FUND             FUND
                                 -------------    -------------    -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at
 value*                          $ 369,680,927    $ 292,655,513    $ 275,550,183    $ 282,319,966    $ 461,094,249    $ 120,408,099
Short-term investments at
 amortized cost                      2,931,000          986,000        5,093,000               --       14,579,000               --
Cash                                       902              281              812           69,117          153,526               --
Receivables:
 Investment securities sold          3,931,226        1,748,653               --        5,278,996        9,127,876        8,726,212
 Fund shares sold                    2,217,877          192,895          367,313           96,049        2,543,626           37,546
 Dividends and interest                202,243           63,625          245,756           51,818            8,930          200,524
 Other                                      --               --           66,729               --               --               --
Prepaid expenses                        42,237           43,191           47,510           50,745           56,664           28,872
Reimbursement due from
 investment manager                         --               --               --           56,554               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Total assets                     379,006,412      295,690,158      281,371,303      287,923,245      487,563,871      129,401,253
                                 -------------    -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                       --          393,139               --          382,117        7,188,333        7,534,628
Payable for fund shares
 redeemed                            3,384,839          932,655        1,278,435        1,284,057        1,802,177          234,361
Payable to affiliates                  723,854          480,270          387,088          303,766          692,885          175,852
Payable to custodian                        --               --               --               --               --          234,731
Other accrued expenses and
 liabilities                           268,490          203,147          332,575          902,547          445,552           89,712
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Total liabilities                  4,377,183        2,009,211        1,998,098        2,872,487       10,128,947        8,269,284
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS                       $ 374,629,229    $ 293,680,947    $ 279,373,205    $ 285,050,758    $ 477,434,924    $ 121,131,969
                                 =============    =============    =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 814,148,284    $ 691,823,501    $ 633,426,862    $ 418,595,034    $ 717,026,915    $ 165,148,373
Undistributed net investment
 income                                     --               --               --               --               --               --
Accumulated net realized loss
 on investments                   (443,996,280)    (413,357,924)    (359,486,791)    (148,097,168)    (256,856,432)     (40,722,228)
Net unrealized appreciation
 (depreciation) of investments       4,477,225       15,215,370        5,433,134       14,552,892       17,264,441       (3,294,176)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS                       $ 374,629,229    $ 293,680,947    $ 279,373,205    $ 285,050,758    $ 477,434,924    $ 121,131,969
                                 =============    =============    =============    =============    =============    =============
* Cost of investments in
 securities                      $ 365,203,702    $ 277,440,143    $ 270,117,049    $ 267,767,074    $ 443,829,808    $ 123,702,275

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                               ING               ING              ING
                                             GROWTH +          GROWTH          LARGECAP
                                              VALUE        OPPORTUNITIES        GROWTH
                                              FUND              FUND             FUND
                                        ---------------   ---------------   ---------------
CLASS A:
Net assets                              $    90,290,473   $    89,618,950   $    65,641,677
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.00
Shares outstanding                            9,068,576         6,743,965         3,956,086
Net asset value and redemption
 price per share                        $          9.96   $         13.29   $         16.59
Maximum offering price per share
 (5.75%)(1)                             $         10.57   $         14.10   $         17.60
CLASS B:
Net assets                              $   185,949,545   $    88,274,258   $   116,738,126
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.00
Shares outstanding                           19,532,564         7,088,493         7,161,366
Net asset value and redemption
 price per share(2)                     $          9.52   $         12.45   $         16.30
Maximum offering price per share        $          9.52   $         12.45   $         16.30
CLASS C:
Net assets                              $    97,992,953   $    45,900,843   $    54,047,942
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.00
Shares outstanding                           10,298,902         3,678,946         3,325,534
Net asset value and redemption
 price per share(2)                     $          9.51   $         12.48   $         16.25
Maximum offering price per share        $          9.51   $         12.48   $         16.25
CLASS I:
Net assets                                          n/a   $    56,719,497   $    26,105,561
Shares authorized                                   n/a         unlimited         unlimited
Par value                                           n/a   $          0.01   $          0.00
Shares outstanding                                  n/a         4,146,014         1,541,876
Net asset value and redemption
 price per share                                    n/a   $         13.68   $         16.93
Maximum offering price per share                    n/a   $         13.68   $         16.93
CLASS Q:
Net assets                              $       396,258   $         9,954   $    16,839,899
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.00
Shares outstanding                               40,179               757           995,110
Net asset value and redemption
 price per share                        $          9.86   $         13.16   $         16.92
Maximum offering price per share        $          9.86   $         13.16   $         16.92
CLASS T:
Net assets                                          n/a   $    13,157,445               n/a
Shares authorized                                   n/a         unlimited               n/a
Par value                                           n/a   $          0.01               n/a
Shares outstanding                                  n/a         1,046,981               n/a
Net asset value and redemption
 price per share(2)                                 n/a   $         12.57               n/a
Maximum offering price per share                    n/a   $         12.57               n/a


                                               ING               ING               ING
                                             MIDCAP           SMALLCAP          RESEARCH
                                         OPPORTUNITIES      OPPORTUNITIES    ENHANCED INDEX
                                              FUND              FUND              FUND
                                        ---------------   ---------------   ---------------
CLASS A:
Net assets                              $    68,105,747   $   183,809,844   $     9,883,257
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.01
Shares outstanding                            6,130,103         7,645,036         1,172,039
Net asset value and redemption
 price per share                        $         11.11   $         24.04   $          8.43
Maximum offering price per share
 (5.75%)(1)                             $         11.79   $         25.51   $          8.94
CLASS B:
Net assets                              $    69,620,728   $   154,899,144   $    53,184,934
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.01
Shares outstanding                            6,429,982         6,890,061         6,460,918
Net asset value and redemption
 price per share(2)                     $         10.83   $         22.48   $          8.23
Maximum offering price per share        $         10.83   $         22.48   $          8.23
CLASS C:
Net assets                              $   100,887,707   $   119,497,780   $    36,485,780
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.01
Shares outstanding                            9,364,313         5,326,378         4,431,234
Net asset value and redemption
 price per share(2)                     $         10.77   $         22.44   $          8.23
Maximum offering price per share        $         10.77   $         22.44   $          8.23
CLASS I:
Net assets                              $    39,873,687   $    10,700,127   $    21,577,998
Shares authorized                             unlimited         unlimited         unlimited
Par value                               $          0.01   $          0.01   $          0.01
Shares outstanding                            3,531,885           444,486         2,531,792
Net asset value and redemption
 price per share                        $         11.29   $         24.07   $          8.52
Maximum offering price per share        $         11.29   $         24.07   $          8.52
CLASS Q:
Net assets                              $     6,562,889   $     3,650,795               n/a
Shares authorized                             unlimited         unlimited               n/a
Par value                               $          0.01   $          0.01               n/a
Shares outstanding                              588,064           151,665               n/a
Net asset value and redemption
 price per share                        $         11.16   $         24.07               n/a
Maximum offering price per share        $         11.16   $         24.07               n/a
CLASS T:
Net assets                                          n/a   $     4,877,234               n/a
Shares authorized                                   n/a         unlimited               n/a
Par value                                           n/a   $          0.01               n/a
Shares outstanding                                  n/a           214,757               n/a
Net asset value and redemption
 price per share(2)                                 n/a   $         22.71               n/a
Maximum offering price per share                    n/a   $         22.71               n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------


                                           ING                               ING             ING
                                     LARGE COMPANY          ING            MIDCAP         SMALLCAP
                                         VALUE           MAGNACAP          VALUE           VALUE
                                          FUND             FUND             FUND            FUND
                                     -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at
 value*                              $ 159,848,519    $ 290,271,518    $  43,705,670    $  29,945,423
Short-term investments at
 amortized cost                         20,430,073       31,521,000        2,286,000        1,889,000
Cash                                           317              959              836              607
Receivables:
 Investment securities sold                     --               --          334,235          338,490
 Fund shares sold                           36,246          296,736        1,649,387        2,859,546
 Dividends and interest                    251,069          677,348           60,731           32,174
 Other                                          --           56,143               --               --
Prepaid expenses                            29,548           32,893           98,412          100,520
Reimbursement due from
 investment manager                             --               --          106,622          101,648
                                     -------------    -------------    -------------    -------------
  Total assets                         180,595,772      322,856,597       48,241,893       35,267,408
                                     -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                           --               --        1,251,531          250,407
Payable for fund shares
 redeemed                                  115,540          686,356           60,699           81,238
Payable to affiliates                      162,363          361,124           59,481           42,174
Other accrued expenses and
 liabilities                               196,571          258,957           75,648           67,500
                                     -------------    -------------    -------------    -------------
Total liabilities                          474,474        1,306,437        1,447,359          441,319
                                     -------------    -------------    -------------    -------------
NET ASSETS                           $ 180,121,298    $ 321,550,160    $  46,794,534    $  34,826,089
                                     =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                      $ 194,555,217    $ 352,036,034    $  46,732,068    $  34,634,884
Undistributed net investment
 income                                         --               --           45,818           22,825
Accumulated net realized gain
 (loss) on investments                  (8,816,571)      (2,428,614)         477,240          286,427
Net unrealized depreciation of
 investments                            (5,617,348)     (28,057,260)        (460,592)        (118,047)
                                     -------------    -------------    -------------    -------------
NET ASSETS                           $ 180,121,298    $ 321,550,160    $  46,794,534    $  34,826,089
                                     =============    =============    =============    =============
* Cost of investments in
 securities                          $ 165,465,867    $ 318,328,778    $  44,166,262    $  30,063,470

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                           ING                                     ING               ING
                                      LARGE COMPANY             ING              MIDCAP            SMALLCAP
                                          VALUE              MAGNACAP            VALUE              VALUE
                                          FUND                 FUND               FUND               FUND
                                      -------------        ------------       ------------       ------------
CLASS A:
Net assets                            $ 173,655,096        $ 11,602,461       $ 25,325,421       $ 18,435,229
Shares authorized                       250,000,000          80,000,000          unlimited          unlimited
Par value                             $       0.001        $       0.00       $      0.001       $      0.001
Shares outstanding                       11,880,426          20,934,988          2,462,974          1,735,526
Net asset value and
 redemption price per share           $       14.62        $      10.11       $      10.28       $      10.62
Maximum offering price per
 share (5.75%)(1)                     $       15.51        $      10.73       $      10.91       $      11.27
CLASS B:
Net assets                            $   4,552,033        $ 79,685,218       $ 11,655,745       $  7,888,588
Shares authorized                       100,000,000          80,000,000          unlimited          unlimited
Par value                             $       0.001        $       0.00       $      0.001       $      0.001
Shares outstanding                          314,940           8,171,287          1,135,349            743,980
Net asset value and
 redemption price per share(2)        $       14.45        $       9.75       $      10.27       $      10.60
Maximum offering price per
 share                                $       14.45        $       9.75       $      10.27       $      10.60
CLASS C:
Net assets                            $   1,894,617        $  9,693,291       $  9,730,984       $  8,467,950
Shares authorized                        50,000,000          20,000,000          unlimited          unlimited
Par value                             $       0.001        $       0.00       $      0.001       $      0.001
Shares outstanding                          131,394             993,067            948,039            798,786
Net asset value and
 redemption price per share(2)        $       14.42        $       9.76       $      10.26       $      10.60
Maximum offering price per
 share                                $       14.42        $       9.76       $      10.26       $      10.60
CLASS I:
Net assets                                      n/a                 n/a       $     70,925       $     26,245
Shares authorized                               n/a                 n/a          unlimited          unlimited
Par value                                       n/a                 n/a       $      0.001       $      0.001
Shares outstanding                              n/a                 n/a              6,888              2,469
Net asset value and
 redemption price per share                     n/a                 n/a       $      10.30       $      10.63
Maximum offering price per
 share                                          n/a                 n/a       $      10.30       $      10.63
CLASS M:
Net assets                                      n/a        $ 12,073,862                n/a                n/a
Shares authorized                               n/a           5,000,000                n/a                n/a
Par value                                       n/a        $       0.00                n/a                n/a
Shares outstanding                              n/a           1,212,433                n/a                n/a
Net asset value and
 redemption price per share                     n/a        $       9.96                n/a                n/a
Maximum offering price per
 share (3.50%)(3)                               n/a        $      10.32                n/a                n/a
CLASS Q:
Net assets                            $      19,552        $  8,495,328       $     11,459       $      8,077
Shares authorized                        50,000,000          20,000,000          unlimited          unlimited
Par value                             $       0.001        $       0.00       $      0.001       $      0.001
Shares outstanding                            1,337             840,248              1,115                760
Net asset value and
 redemption price per share           $       14.62        $      10.11       $      10.28       $      10.63
Maximum offering price per
 share                                $       14.62        $      10.11       $      10.28       $      10.63

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                                                                       ING
                                                                      ING          EQUITY AND
                                                                  CONVERTIBLE        INCOME
                                                                     FUND             FUND
                                                                 -------------    -------------
ASSETS:
Investments in securities at value*                              $ 211,797,467    $ 104,881,461
Short-term investments at amortized cost                            26,155,000        6,679,000
Cash                                                                   615,560              569
Receivables:
  Investment securities sold                                         5,433,790           20,161
  Fund shares sold                                                     145,829          659,145
  Dividends and interest                                               682,544          674,464
Prepaid expenses                                                        36,698           36,426
                                                                 -------------    -------------
  Total assets                                                     244,866,888      112,951,226
                                                                 -------------    -------------
LIABILITIES:
Payable for investment securities purchased                          3,954,255          826,532
Payable for fund shares redeemed                                     1,155,273          442,870
Payable to affiliates                                                  343,776          187,974
Other accrued expenses and liabilities                                 199,328           13,293
                                                                 -------------    -------------
  Total liabilities                                                  5,652,632        1,470,669
                                                                 -------------    -------------
NET ASSETS                                                       $ 239,214,256    $ 111,480,557
                                                                 =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                  $ 334,430,876    $ 123,280,934
Undistributed net investment income                                  1,072,672          222,224
Accumulated net realized loss on investments                       (97,842,992)      (3,700,967)
Net unrealized appreciation (depreciation) of investments            1,553,700       (8,321,634)
                                                                 -------------    -------------
NET ASSETS                                                       $ 239,214,256    $ 111,480,557
                                                                 =============    =============
* Cost of investments in securities                              $ 210,243,767    $ 113,203,095

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2002
--------------------------------------------------------------------------------

                                                                                  ING
                                                              ING             EQUITY AND
                                                         CONVERTIBLE            INCOME
                                                             FUND                FUND
                                                         ------------        ------------
CLASS A:
Net assets                                               $ 60,691,641        $ 57,042,341
Shares authorized                                           unlimited           unlimited
Par value                                                $       0.00        $       0.00
Shares outstanding                                          3,954,885           4,728,978
Net asset value and redemption price per share           $      15.35        $      12.06
Maximum offering price per share (5.75%)(1)              $      16.29        $      12.80
CLASS B:
Net assets                                               $ 88,650,004        $ 31,681,929
Shares authorized                                           unlimited           unlimited
Par value                                                $       0.00        $       0.00
Shares outstanding                                          5,267,916           2,442,439
Net asset value and redemption price per share(2)        $      16.83        $      12.97
Maximum offering price per share                         $      16.83        $      12.97
CLASS C:
Net assets                                               $ 81,246,507        $ 18,006,689
Shares authorized                                           unlimited           unlimited
Par value                                                $       0.00        $       0.00
Shares outstanding                                          5,159,435           1,556,871
Net asset value and redemption price per share(2)        $      15.75        $      11.57
Maximum offering price per share                         $      15.75        $      11.57
CLASS Q:
Net assets                                               $  8,626,104        $    190,984
Shares authorized                                           unlimited           unlimited
Par value                                                $       0.00        $       0.00
Shares outstanding                                            578,627              15,940
Net asset value and redemption price per share           $      14.91        $      11.98
Maximum offering price per share                         $      14.91        $      11.98
CLASS T:
Net assets                                                        n/a        $  4,558,614
Shares authorized                                                 n/a           unlimited
Par value                                                         n/a        $       0.00
Shares outstanding                                                n/a             352,474
Net asset value and redemption price per share(2)                 n/a        $      12.93
Maximum offering price per share                                  n/a        $      12.93

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     ING               ING             ING
                                                  GROWTH +           GROWTH         LARGECAP
                                                   VALUE         OPPORTUNITIES       GROWTH
                                                    FUND              FUND            FUND
                                                -------------    -------------    -------------
                                                    YEAR              YEAR            YEAR
                                                    ENDED             ENDED           ENDED
                                                   MAY 31,           MAY 31,         MAY 31,
                                                    2002              2002            2002
                                                -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                $   2,444,354    $     581,917    $   1,604,566
Interest                                              512,627           84,072          212,348
Other                                                  22,590            5,850               --
                                                -------------    -------------    -------------
Total investment income                             2,979,571          671,839        1,816,914
                                                -------------    -------------    -------------
EXPENSES:
Investment management fees                          4,983,047        3,583,090        2,935,487
Distribution fees:
 Class A                                              355,471          339,895          381,173
 Class B                                            2,443,090        1,143,661        1,627,957
 Class C                                            1,350,593          645,178          827,425
 Class Q                                                1,115            9,886           66,676
 Class T                                                   --          176,740               --
Transfer agent fees:
 Class A                                              128,661          146,910          320,542
 Class B                                              258,555          148,227          478,122
 Class C                                              141,896           82,537          243,119
 Class I                                                   --            1,116            2,108
 Class Q                                                  388              105            5,919
 Class T                                                   --           22,575               --
Administrative and service fees                     1,031,063          796,611          103,457
Shareholder reporting fees                            255,784          305,250          177,390
Registration and filing fees                          232,300           95,482          124,152
Professional fees                                     168,270          156,540          145,366
Custody and accounting fees                            94,842          189,765          113,920
Directors' fees                                        16,715           14,244           11,675
Insurance fees                                         12,604            4,366           24,350
Miscellaneous fees                                     17,595           34,517           20,698
Merger fees                                                --               --               --
                                                -------------    -------------    -------------
 Total expenses                                    11,491,989        7,896,695        7,609,536
                                                -------------    -------------    -------------
Less:
 Waived and reimbursed fees                                --               --               --
                                                -------------    -------------    -------------
 Net expenses                                      11,491,989        7,896,695        7,609,536
                                                -------------    -------------    -------------
Net investment loss                                (8,512,418)      (7,224,856)      (5,792,622)
                                                -------------    -------------    -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                 (135,053,076)    (148,410,703)    (178,879,014)
Net realized gain on futures                               --               --               --
Net change in unrealized
 appreciation (depreciation)
 of investments                                   (36,957,292)       8,273,970       22,043,801
                                                -------------    -------------    -------------
 Net realized and unrealized
  loss on investments                            (172,010,368)    (140,136,733)    (156,835,213)
                                                -------------    -------------    -------------
Decrease in net assets resulting
from operations                                 $(180,522,786)   $(147,361,589)   $(162,627,835)
                                                =============    =============    =============
*Foreign taxes                                  $       5,898    $          --    $       2,164


                                                     ING               ING             ING
                                                   MIDCAP           SMALLCAP        RESEARCH
                                                OPPORTUNITIES    OPPORTUNITIES    ENHANCED INDEX
                                                    FUND              FUND            FUND
                                                -------------    -------------    -------------
                                                    YEAR              YEAR            YEAR
                                                    ENDED             ENDED           ENDED
                                                   MAY 31,           MAY 31,         MAY 31,
                                                    2002              2002            2002
                                                -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                $     202,755    $     170,848    $   2,109,250
Interest                                              126,954          282,709           22,604
Other                                                      --               --              984
                                                -------------    -------------    -------------
Total investment income                               329,709          453,557        2,132,838
                                                -------------    -------------    -------------
EXPENSES:
Investment management fees                          1,036,003        3,747,533        1,029,681
Distribution fees:
 Class A                                               56,616          423,911           33,177
 Class B                                              236,216        1,551,220          632,442
 Class C                                              169,242          622,052          495,728
 Class Q                                                4,884            4,001              817
 Class T                                                   --           91,427               --
Transfer agent fees:
 Class A                                               40,959          171,315            4,217
 Class B                                               52,450          185,648           18,344
 Class C                                               35,665           74,379           12,447
 Class I                                                  854              385              206
 Class Q                                                   37            1,009               39
 Class T                                                   --           10,969               --
Administrative and service fees                       153,373          726,375          208,822
Shareholder reporting fees                             57,745          192,707           79,610
Registration and filing fees                          122,587          224,919           38,411
Professional fees                                      64,434          151,312           47,324
Custody and accounting fees                            63,768          140,902           52,499
Directors' fees                                         2,260           11,646            6,365
Insurance fees                                          1,490           15,172            3,442
Miscellaneous fees                                     12,400           11,001            1,936
Merger fees                                            17,219           38,877               --
                                                -------------    -------------    -------------
 Total expenses                                     2,128,202        8,396,760        2,665,507
                                                -------------    -------------    -------------
Less:
 Waived and reimbursed fees                           233,782               --               --
                                                -------------    -------------    -------------
 Net expenses                                       1,894,420        8,396,760        2,665,507
                                                -------------    -------------    -------------
Net investment loss                                (1,564,711)      (7,943,203)        (532,669)
                                                -------------    -------------    -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (22,181,991)    (116,051,246)     (29,214,835)
Net realized gain on futures                               --               --          108,743
Net change in unrealized
 appreciation (depreciation)
 of investments                                   (13,180,504)     (59,155,762)       4,441,583
                                                -------------    -------------    -------------
 Net realized and unrealized
  loss on investments                             (35,362,495)    (175,207,008)     (24,664,509)
                                                -------------    -------------    -------------
Decrease in net assets resulting
from operations                                 $ (36,927,206)   $(183,150,211)   $ (25,197,178)
                                                =============    =============    =============
*Foreign taxes                                  $          --    $       2,182    $       8,851

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   ING                             ING             ING
                                                  LARGE            ING           MIDCAP         SMALLCAP
                                             COMPANY VALUE      MAGNACAP         VALUE           VALUE
                                                  FUND            FUND            FUND            FUND
                                              ------------    ------------    ------------    ------------
                                                  YEAR            YEAR         FEBRUARY 1,     FEBRUARY 1,
                                                  ENDED           ENDED        2002(1) TO      2002(1) TO
                                                 MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                  2002            2002            2002            2002
                                              ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*              $  2,730,446    $  6,184,560    $    104,578    $     52,018
Interest                                           337,789         764,690          13,358           9,420
Other                                               68,566           5,549              --              --
                                              ------------    ------------    ------------    ------------
 Total investment income                         3,136,801       6,954,799         117,936          61,438
                                              ------------    ------------    ------------    ------------
EXPENSES:
Investment management fees                       1,273,036       2,642,299          71,673          49,767
Distribution fees:
 Class A                                           470,011         701,353           9,747           7,015
 Class B                                            44,649         931,253          18,256          12,276
 Class C                                            21,247         101,349          14,291           9,394
 Class M                                                --         106,181              --              --
 Class Q                                                33          23,915               2               2
Transfer agent fees:
 Class A                                           214,424         404,344           9,747           7,014
 Class B                                             4,768         154,118           4,564           3,070
 Class C                                             2,547          16,195           3,573           2,348
 Class I                                                --              --               5               1
 Class M                                                --          23,369              --              --
 Class Q                                                --             298              --              --
Administrative and service fees                    194,607          23,960           7,168           4,977
Shareholder reporting fees                          44,790         154,679           2,508           1,741
Registration and filing fees                       101,820          90,105             761             694
Professional fees                                   55,342          91,737           2,150           1,492
Custody and accounting fees                         62,571          94,741          14,340          13,075
Directors' fees                                     12,315          13,644             379             262
Insurance fees                                       3,495           9,037              --              --
Organization fees                                       --              --          40,000          40,000
Offering fees                                           --              --          43,042          43,041
Miscellaneous fees                                   7,138           9,919           1,075             746
                                              ------------    ------------    ------------    ------------
 Total expenses                                  2,512,793       5,592,496         243,281         196,915
                                              ------------    ------------    ------------    ------------
Less:
Waived and reimbursed fees                              --              --         106,622         101,648
                                              ------------    ------------    ------------    ------------
Net expenses                                     2,512,793       5,592,496         136,659          95,267
                                              ------------    ------------    ------------    ------------
Net investment income (loss)                       624,008       1,362,303         (18,723)        (33,829)
                                              ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments                 3,709,737       9,984,802         477,240         286,427
Net change in unrealized
 depreciation of investments                   (32,312,425)    (58,176,380)       (460,592)       (118,047)
                                              ------------    ------------    ------------    ------------
Net realized and unrealized gain
 (loss) on investments                         (28,602,688)    (48,191,578)         16,648         168,380
                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets
 resulting from operations                    $(27,978,680)   $(46,829,275)   $     (2,075)   $    134,551
                                              ============    ============    ============    ============
*Foreign taxes                                $         --    $      2,247    $         --    $         --

----------
(1)  Commencement of operations

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                ING
                                                                                ING         EQUITY AND
                                                                           CONVERTIBLE        INCOME
                                                                               FUND            FUND
                                                                           ------------    ------------
                                                                               YEAR            YEAR
                                                                               ENDED           ENDED
                                                                              MAY 31,         MAY 31,
                                                                               2002            2002
                                                                           ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                           $  3,048,983    $    989,057
Interest                                                                      6,694,924       4,500,126
                                                                           ------------    ------------
 Total investment income                                                      9,743,907       5,489,183
                                                                           ------------    ------------
EXPENSES:
Investment management fees                                                    2,156,604         892,830
Distribution fees:
 Class A                                                                        263,229         205,440
 Class B                                                                      1,027,888         336,156
 Class C                                                                        944,474         205,024
 Class Q                                                                         37,583             760
 Class T                                                                             --          44,431
Transfer agent fees:
 Class A                                                                        143,897         113,847
 Class B                                                                        192,002          65,927
 Class C                                                                        179,481          39,932
 Class Q                                                                          2,542             635
 Class T                                                                             --          11,006
Administrative and service fees                                                  63,637          35,827
Shareholder reporting fees                                                      136,634          29,189
Registration and filing fees                                                     99,251          45,680
Professional fees                                                                80,598          13,649
Custody and accounting fees                                                      64,102          44,730
Directors' fees                                                                  11,437           5,886
Insurance fees                                                                    7,411           5,177
Miscellaneous fees                                                               16,888             766
                                                                           ------------    ------------
 Total expenses                                                               5,427,658       2,096,892
                                                                           ------------    ------------
Less:
 Recoupment                                                                          --         (40,880)
                                                                           ------------    ------------
 Net expenses                                                                 5,427,658       2,137,772
                                                                           ------------    ------------
Net investment income                                                         4,316,249       3,351,411
                                                                           ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized loss on investments                                            (94,733,125)     (1,232,233)
Net change in unrealized appreciation (depreciation) of investments          47,508,825      (9,585,022)
                                                                           ------------    ------------
 Net realized and unrealized loss on investments                            (47,224,300)    (10,817,255)
                                                                           ------------    ------------
Decrease in net assets resulting
from operations                                                            $(42,908,051)   $ (7,465,844)
                                                                           ============    ============
* Foreign taxes                                                            $         --    $      3,899

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             ING GROWTH + VALUE FUND
                                                              -----------------------------------------------------
                                                                   YEAR           SEVEN MONTHS          YEAR
                                                                   ENDED             ENDED              ENDED
                                                                   MAY 31,           MAY 31,          OCTOBER 31,
                                                                    2002              2001               2000
                                                              ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                                           $    (8,512,418)   $    (8,973,823)   $   (13,479,347)
Net realized gain (loss) on investments                          (135,053,076)      (301,751,046)        96,147,664
Net change in unrealized appreciation (depreciation)
 of investments                                                   (36,957,292)      (104,576,146)        50,016,590
                                                              ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
 operations                                                      (180,522,786)      (415,301,015)       132,684,907
                                                              ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gains                                                         --        (93,173,524)       (52,769,105)
Tax return on capital                                                      --         (2,724,028)                --
                                                              ---------------    ---------------    ---------------
Total distributions                                                        --        (95,897,552)       (52,769,105)
                                                              ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  118,982,140        271,208,423        795,463,400
Shares resulting from dividend reinvestments                               --         62,411,607         32,130,552
                                                              ---------------    ---------------    ---------------
                                                                  118,982,140        333,620,030        827,593,952
Cost of shares redeemed                                          (233,711,496)      (199,253,732)      (253,638,470)
                                                              ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                      (114,729,356)       134,366,298        573,955,482
                                                              ---------------    ---------------    ---------------
Net increase (decrease) in net assets                            (295,252,142)      (376,832,269)       653,871,284
NET ASSETS:
Beginning of period                                               669,881,371      1,046,713,640        392,842,356
                                                              ---------------    ---------------    ---------------
End of period                                                 $   374,629,229    $   669,881,371    $ 1,046,713,640
                                                              ===============    ===============    ===============
Undistributed net investment income at end of
 period                                                       $            --    $            --    $            --
                                                              ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                 ING GROWTH OPPORTUNITIES FUND
                                        -----------------------------------------------
                                            YEAR           FIVE MONTHS        YEAR
                                            ENDED             ENDED           ENDED
                                           MAY 31,           MAY 31,       DECEMBER 31,
                                            2002              2001            2000
                                        -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                     $  (7,224,856)   $  (4,047,103)   $  (8,378,898)
Net realized gain (loss) on
 investments                             (148,410,703)    (186,849,526)     (44,978,445)
Net change in unrealized
 appreciation (depreciation) of
 investments                                8,273,970       (9,865,713)    (137,522,500)
                                        -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations               (147,361,589)    (200,762,342)    (190,879,843)
                                        -------------    -------------    -------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
 Class A                                           --               --               --
 Class Q                                           --               --               --
Net realized gains                                 --               --      (41,120,168)
                                        -------------    -------------    -------------
Total distributions                                --               --      (41,120,168)
                                        -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares           57,584,228       85,048,337      726,623,810
Net proceeds from shares issued in
 merger                                            --               --               --
Shares resulting from dividend
 reinvestments                                     --               --       30,960,648
                                        -------------    -------------    -------------
                                           57,584,228       85,048,337      757,584,458
Cost of shares redeemed                  (147,726,009)     (80,753,091)    (225,228,540)
                                        -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                             (90,141,781)       4,295,246      532,355,918
                                        -------------    -------------    -------------
Net increase (decrease) in net assets    (237,503,370)    (196,467,096)     300,355,907
NET ASSETS:
Beginning of period                       531,184,317      727,651,413      427,295,506
                                        -------------    -------------    -------------
End of period                           $ 293,680,947    $ 531,184,317    $ 727,651,413
                                        =============    =============    =============
Undistributed net investment income
 at end of period                       $          --    $          --    $          --
                                        =============    =============    =============

                                                   ING LARGECAP GROWTH FUND
                                        -----------------------------------------------
                                            YEAR        ELEVEN MONTHS         YEAR
                                            ENDED            ENDED            ENDED
                                           MAY 31,          MAY 31,         JUNE 30,
                                            2002             2001             2000
                                        -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                     $  (5,792,622)   $  (7,121,127)   $  (5,317,970)
Net realized gain (loss) on
 investments                             (178,879,014)    (174,109,898)      13,498,698
Net change in unrealized
 appreciation (depreciation) of
 investments                               22,043,801     (173,014,281)     147,558,169
                                        -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations               (162,627,835)    (354,245,306)     155,738,897
                                        -------------    -------------    -------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
 Class A                                      (23,490)              --               --
 Class Q                                      (16,054)              --               --
Net realized gains                                 --       (8,506,681)      (3,085,512)
                                        -------------    -------------    -------------
Total distributions                           (39,544)      (8,506,681)      (3,085,512)
                                        -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares          162,524,986      305,120,966      532,535,020
Net proceeds from shares issued in
 merger                                            --      110,393,160               --
Shares resulting from dividend
 reinvestments                                 30,939        5,079,126        2,521,879
                                        -------------    -------------    -------------
                                          162,555,925      420,593,252      535,056,899
Cost of shares redeemed                  (236,666,205)    (238,728,153)     (93,636,480)
                                        -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                             (74,110,280)     181,865,099      441,420,419
                                        -------------    -------------    -------------
Net increase (decrease) in net assets    (236,777,659)    (180,886,888)     594,073,804
NET ASSETS:
Beginning of period                       516,150,864      697,037,752      102,963,948
                                        -------------    -------------    -------------
End of period                           $ 279,373,205    $ 516,150,864    $ 697,037,752
                                        =============    =============    =============
Undistributed net investment income
 at end of period                       $          --    $          --    $          --
                                        =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                         ING MIDCAP OPPORTUNITIES FUND
                                                -----------------------------------------------
                                                    YEAR          FIVE MONTHS         YEAR
                                                    ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,        DECEMBER 31,
                                                    2002             2001             2000
                                                -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                             $  (1,564,711)   $    (879,029)   $  (1,458,611)
Net realized gain (loss) on
 investments                                      (22,181,991)     (25,966,455)       7,746,077
Net change in unrealized
 depreciation of investments                      (13,180,504)     (14,150,486)     (15,822,878)
                                                -------------    -------------    -------------
Net decrease in net assets resulting
 from operations                                  (36,927,206)     (40,995,970)      (9,535,412)
                                                -------------    -------------    -------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net realized gains                                         --               --      (15,667,624)
                                                -------------    -------------    -------------
Total distributions                                        --               --      (15,667,624)
                                                -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares                   23,229,928        9,802,023      106,404,210
Net proceeds from shares issued in
 merger                                           217,968,703       30,843,894               --
Shares resulting from dividend
 reinvestments                                             --               --       12,544,986
                                                -------------    -------------    -------------
                                                  241,198,631       40,645,917      118,949,196
Cost of shares redeemed                           (45,911,969)     (31,459,743)     (22,301,858)
                                                -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                     195,286,662        9,186,174       96,647,338
                                                -------------    -------------    -------------
Net increase (decrease) in net assets             158,359,456      (31,809,796)      71,444,302
NET ASSETS:
Beginning of period                               126,691,302      158,501,098       87,056,796
                                                -------------    -------------    -------------
End of period                                   $ 285,050,758    $ 126,691,302    $ 158,501,098
                                                =============    =============    =============
Undistributed net investment income
 at end of period                               $          --    $          --    $          --
                                                =============    =============    =============

                                                        ING SMALLCAP OPPORTUNITIES FUND
                                                -----------------------------------------------
                                                    YEAR          FIVE MONTHS         YEAR
                                                    ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,        DECEMBER 31,
                                                    2002             2001             2000
                                                -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                             $  (7,943,203)   $  (3,643,091)   $ (10,536,111)
Net realized gain (loss) on
 investments                                     (116,051,246)     (21,202,558)     (16,488,885)
Net change in unrealized
 depreciation of investments                      (59,155,762)     (81,917,523)     (45,920,205)
                                                -------------    -------------    -------------
Net decrease in net assets resulting
 from operations                                 (183,150,211)    (106,763,172)     (72,945,201)
                                                -------------    -------------    -------------
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net realized gains                                (12,207,533)              --      (99,067,878)
                                                -------------    -------------    -------------
Total distributions                               (12,207,533)              --      (99,067,878)
                                                -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares                  169,513,918       39,685,223      488,213,149
Net proceeds from shares issued in
 merger                                           191,995,534       29,533,351               --
Shares resulting from dividend
 reinvestments                                      8,872,522               --       69,587,907
                                                -------------    -------------    -------------
                                                  370,381,974       69,218,574      557,801,056
Cost of shares redeemed                          (162,003,224)     (71,756,890)    (306,341,551)
                                                -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                     208,378,750       (2,538,316)     251,459,505
                                                -------------    -------------    -------------
Net increase (decrease) in net assets              13,021,006     (109,301,488)      79,446,426
NET ASSETS:
Beginning of period                               464,413,918      573,715,406      494,268,980
                                                -------------    -------------    -------------
End of period                                   $ 477,434,924    $ 464,413,918    $ 573,715,406
                                                =============    =============    =============
Undistributed net investment income
 at end of period                               $          --    $          --    $          --
                                                =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      ING RESEARCH ENHANCED INDEX FUND
                                               -----------------------------------------------
                                                   YEAR         SEVEN MONTHS          YEAR
                                                   ENDED            ENDED             ENDED
                                                  MAY 31,          MAY 31,         OCTOBER 31,
                                                   2002             2001              2000
                                               -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                            $    (532,669)   $    (745,522)   $  (1,241,287)
Net realized loss on investments and futures     (29,106,092)      (9,758,933)      (1,264,718)
Net change in unrealized appreciation
 (depreciation) of investments                     4,441,583      (17,931,672)       4,751,252
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                       (25,197,178)     (28,436,127)       2,245,247
                                               -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gains                                        --               --       (3,268,200)
                                               -------------    -------------    -------------
Total distributions                                       --               --       (3,268,200)
                                               -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  13,127,048       22,144,706       70,474,849
Shares resulting from dividend
 reinvestments                                            --               --        1,900,825
                                               -------------    -------------    -------------
                                                  13,127,048       22,144,706       72,375,674
Cost of shares redeemed                          (48,152,451)     (47,147,064)     (66,766,343)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       (35,025,403)     (25,002,358)       5,609,331
                                               -------------    -------------    -------------
Net increase (decrease) in net assets            (60,222,581)     (53,438,485)       4,586,378
NET ASSETS:
Beginning of period                              181,354,550      234,793,035      230,206,657
                                               -------------    -------------    -------------
End of period                                  $ 121,131,969    $ 181,354,550    $ 234,793,035
                                               =============    =============    =============
Undistributed net investment income at end
 of period                                     $          --    $          --    $          --
                                               =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              ING LARGE COMPANY VALUE FUND
                                                     -----------------------------------------------
                                                          YEAR         FIVE MONTHS          YEAR
                                                          ENDED           ENDED             ENDED
                                                         MAY 31,         MAY 31,        DECEMBER 31,
                                                          2002            2001              2000
                                                     -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                         $     624,008    $    (350,783)   $    (158,364)
Net realized gain (loss) on investments                  3,709,737       (8,374,851)      36,335,197
Net change in unrealized depreciation of
 investments                                           (32,312,425)      (5,227,499)     (43,042,039)
                                                     -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                            (27,978,680)     (13,953,133)      (6,865,206)
                                                     -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  (48,577)              --          (22,244)
  Class B                                                       --               --               --
  Class C                                                       --               --               --
  Class M                                                       --               --               --
  Class Q                                                       --               --               --
Net realized gains                                      (3,531,616)              --      (41,013,548)
Tax return of capital                                     (561,446)              --               --
                                                     -------------    -------------    -------------
Total distributions                                     (4,141,639)              --      (41,035,792)
                                                     -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        23,772,105        9,762,846       44,113,735
Net proceeds from shares issued in merger                       --       32,272,403               --
Shares resulting from dividend
 reinvestments                                           3,625,709               --       35,741,121
                                                     -------------    -------------    -------------
                                                        27,397,814       42,035,249       79,854,856
Cost of shares redeemed                                (36,480,872)     (34,544,687)     (58,698,351)
                                                     -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions              (9,083,058)       7,490,562       21,156,505
                                                     -------------    -------------    -------------
Net increase (decrease) in net assets                  (41,203,377)      (6,462,571)     (26,744,493)
NET ASSETS:
Beginning of period                                    221,324,675      227,787,246      254,531,739
                                                     -------------    -------------    -------------
End of period                                        $ 180,121,298    $ 221,324,675    $ 227,787,246
                                                     =============    =============    =============
Undistributed net investment income at end
 of period                                           $          --    $          --    $          --
                                                     =============    =============    =============

                                                                    ING MAGNACAP FUND
                                                     -----------------------------------------------
                                                         YEAR         ELEVEN MONTHS        YEAR
                                                         ENDED            ENDED           ENDED
                                                        MAY 31,          MAY 31,         JUNE 30,
                                                         2002             2001             2000
                                                     -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                         $   1,362,303    $     631,110    $   1,079,687
Net realized gain (loss) on investments                  9,984,802       63,559,889       29,968,024
Net change in unrealized depreciation of
 investments                                           (58,176,380)     (72,272,816)     (35,597,984)
                                                     -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                            (46,829,275)      (8,081,817)      (4,550,273)
                                                     -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               (1,450,626)      (1,630,626)      (1,038,566)
  Class B                                                       --          (22,115)              --
  Class C                                                       --             (945)              --
  Class M                                                  (25,317)          (4,626)         (12,763)
  Class Q                                                  (90,550)         (66,993)              --
Net realized gains                                     (57,616,918)     (47,090,684)     (48,878,271)
Tax return of capital                                           --               --               --
                                                     -------------    -------------    -------------
Total distributions                                    (59,183,411)     (48,815,989)     (49,929,600)
                                                     -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        42,905,807       36,855,285      169,844,202
Net proceeds from shares issued in merger                       --       69,632,639               --
Shares resulting from dividend
 reinvestments                                          47,870,369       40,302,303       45,853,052
                                                     -------------    -------------    -------------
                                                        90,776,176      146,790,227      215,697,254
Cost of shares redeemed                                (92,733,007)     (78,040,728)    (245,236,862)
                                                     -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions              (1,956,831)      68,749,499      (29,539,608)
                                                     -------------    -------------    -------------
Net increase (decrease) in net assets                 (107,969,517)      11,851,693      (84,019,481)
NET ASSETS:
Beginning of period                                    429,519,677      417,667,984      501,687,465
                                                     -------------    -------------    -------------
End of period                                        $ 321,550,160    $ 429,519,677    $ 417,667,984
                                                     =============    =============    =============
Undistributed net investment income at end
 of period                                           $          --    $          --    $     872,876
                                                     =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ING              ING
                                                     MIDCAP          SMALLCAP
                                                     VALUE            VALUE
                                                      FUND             FUND
                                                  ------------     ------------
                                                     PERIOD           PERIOD
                                                      ENDED            ENDED
                                                     MAY 31,          MAY 31,
                                                     2002(1)          2002(1)
                                                  ------------     ------------
FROM OPERATIONS:
Net investment loss                               $    (18,723)    $    (33,829)
Net realized gain on investments                       477,240          286,427
Net change in unrealized depreciation of
 investments                                          (460,592)        (118,047)
                                                  ------------     ------------
Net increase (decrease) in net assets
 resulting from operations                              (2,075)         134,551
                                                  ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                    48,636,078       36,135,334
                                                  ------------     ------------
                                                    48,636,078       36,135,334
Cost of shares redeemed                             (1,839,469)      (1,443,796)
                                                  ------------     ------------
Net increase in net assets resulting from
 capital share transactions                         46,796,609       34,691,538
                                                  ------------     ------------
Net increase in net assets                          46,794,534       34,826,089
NET ASSETS:
Beginning of period                                         --               --
                                                  ------------     ------------
End of period                                     $ 46,794,534     $ 34,826,089
                                                  ============     ============
Undistributed net investment income at
 end of period                                    $     45,818     $     22,825
                                                  ============     ============

----------
(1)  Fund commenced operations on February 1, 2002.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    ING CONVERTIBLE FUND
                                                       -----------------------------------------------
                                                           YEAR         ELEVEN MONTHS         YEAR
                                                           ENDED             ENDED           ENDED
                                                          MAY 31,           MAY 31,         JUNE 30,
                                                           2002              2001             2000
                                                       -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                  $   4,316,249    $   7,393,607    $   4,826,371
Net realized gain (loss) on investments                  (94,733,125)      25,240,635       70,655,086
Net change in unrealized appreciation
 (depreciation) of investments                            47,508,825     (125,518,453)      29,680,606
                                                       -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                         (42,908,051)     (92,884,211)     105,162,063
                                                       -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                 (1,989,161)      (2,742,655)      (1,119,420)
  Class B                                                 (1,691,488)      (1,907,503)        (674,174)
  Class C                                                 (1,695,959)      (2,150,950)        (908,198)
  Class Q                                                   (462,156)      (1,131,972)        (450,509)
Net realized gains                                        (1,658,653)     (91,080,548)     (42,129,281)
                                                       -------------    -------------    -------------
Total distributions                                       (7,497,417)     (99,013,628)     (45,281,582)
                                                       -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          49,293,522      161,509,462      220,047,461
Shares resulting from dividend reinvestments               4,837,275       62,313,647       38,566,753
                                                       -------------    -------------    -------------
                                                          54,130,797      223,823,109      258,614,214
Cost of shares redeemed                                 (136,764,084)    (143,352,464)     (93,851,800)
                                                       -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                         (82,633,287)      80,470,645      164,762,414
                                                       -------------    -------------    -------------
Net increase (decrease) in net assets                   (133,038,755)    (111,427,194)     224,642,895
NET ASSETS:
Beginning of period                                      372,253,011      483,680,205      259,037,310
                                                       -------------    -------------    -------------
End of period                                          $ 239,214,256    $ 372,253,011    $ 483,680,205
                                                       =============    =============    =============
Undistributed net investment income
 at end of period                                      $   1,072,672    $   2,222,925    $   2,762,398
                                                       =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ING EQUITY AND INCOME FUND
                                             -----------------------------------------------
                                                  YEAR        ELEVEN MONTHS         YEAR
                                                  ENDED            ENDED           ENDED
                                                 MAY 31,          MAY 31,         JUNE 30,
                                                  2002             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   3,351,411    $   3,904,269    $   1,744,544
Net realized gain (loss) on investments         (1,232,233)      (1,616,640)      10,481,616
Net change in unrealized depreciation of
 investments                                    (9,585,022)      (3,330,551)     (17,791,175)
                                             -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                     (7,465,844)      (1,042,922)      (5,565,015)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (2,123,367)      (2,160,525)        (229,987)
  Class B                                         (917,202)        (985,710)        (140,731)
  Class C                                         (647,607)        (682,525)        (417,990)
  Class Q                                          (13,963)         (10,659)          (4,652)
  Class T                                         (182,065)        (298,008)              --
Net realized gains                                (484,742)     (10,205,280)      (7,355,531)
                                             -------------    -------------    -------------
Total distributions                             (4,368,946)     (14,342,707)      (8,148,891)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                36,437,605       32,659,504       14,115,466
Net proceeds from shares issued in merger               --               --      120,445,073
Shares resulting from dividend
 reinvestments                                   3,439,849       11,072,991        6,982,714
                                             -------------    -------------    -------------
                                                39,877,454       43,732,495      141,543,253
Cost of shares redeemed                        (44,643,957)     (41,904,310)     (24,486,297)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      (4,766,503)       1,828,185      117,056,956
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (16,601,293)     (13,557,444)     103,343,050
NET ASSETS:
Beginning of period                            128,081,850      141,639,294       38,296,244
                                             -------------    -------------    -------------
End of period                                $ 111,480,557    $ 128,081,850    $ 141,639,294
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $     222,224    $     776,758    $   1,009,916
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                     ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       CLASS Q
                                                          -------------------------------
                                                           YEAR   SEVEN MONTHS    PERIOD
                                                           ENDED      ENDED       ENDED
                                                          MAY 31,    MAY 31,     OCT. 31,
                                                           2002      2001(4)     2001(1)
                                                           ----      -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $    13.88      24.90      26.73
 Income (loss) from investment operations:
 Net investment loss                                  $    (0.11)     (0.18)     (0.05)
 Net realized and unrealized loss on investments      $    (3.91)     (8.62)     (1.78)
 Total from investment operations                     $    (4.02)     (8.80)     (1.83)
 Less distributions from:
 Net realized gains on investments                    $       --       2.16         --
 Tax return of capital                                $       --       0.06         --
 Total distributions                                  $       --       2.22         --
 Net asset value, end of period                       $     9.86      13.88      24.90
 TOTAL RETURN(2)                                      %   (28.96)    (38.00)     (6.85)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $      396        454      1,346
 Ratios to average net assets:
 Expenses(3)                                          %     1.71       1.69       1.53
 Net investment loss(3)                               %    (0.93)     (1.43)     (1.19)
 Portfolio turnover rate                              %      255         95        163

----------
(1)  Class Q commenced offering of shares on June 5, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS I
                                                  -----------------------------------------------------------
                                                   YEAR      FIVE MONTHS
                                                   ENDED        ENDED            YEAR ENDED DECEMBER 31,
                                                  MAY 31,      MAY 31,       --------------------------------
                                                   2002        2001(6)       2000          1999          1998
                                                   ----        -------       ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     19.10        26.05        33.76         26.28         21.36
 Income (loss) from investment operations:
 Net investment income (loss)                $     (0.19)       (0.08)       (0.15)        (0.17)        (0.05)
 Net realized and unrealized gain
 (loss) on investments                       $     (5.23)       (6.87)       (6.07)        20.49          5.18
 Total from investment operations            $     (5.42)       (6.95)       (6.22)        20.32          5.13
 Less distributions from:
 Net realized gains on investments           $        --           --         1.49         12.84          0.21
 Total distributions                         $        --           --         1.49         12.84          0.21
 Net asset value, end of period              $     13.68        19.10        26.05         33.76         26.28
 TOTAL RETURN(3)                             %    (28.38)      (26.68)      (18.74)        93.86         24.06
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    56,719       79,174      108,005       132,953        83,233
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                            %      1.37         1.31         1.16          1.00          1.00
 Gross expenses prior to expense
 reimbursement(4)                            %      1.37         1.31         1.16          1.00          1.00
 Net investment income (loss) after
 expense reimbursement(4)                    %     (1.21)       (0.92)       (0.56)        (0.61)        (0.13)
 Portfolio turnover rate                     %       473          217          326           286            98

                                                     CLASS I                        CLASS Q
                                                     --------         -------------------------------------
                                                      PERIOD           YEAR       FIVE MONTHS      PERIOD
                                                      ENDED            ENDED         ENDED          ENDED
                                                     DEC. 31,         MAY 31,       MAY 31,        DEC. 31,
                                                     1997(1)           2002         2001(6)        2000(2)
                                                     -------           ----         -------        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $        17.90           18.70          25.48         32.58
 Income (loss) from investment operations:
 Net investment income (loss)                 $         0.01           (0.34)*        (0.10)        (0.15)
 Net realized and unrealized gain
 (loss) on investments                        $         4.30           (5.20)         (6.68)        (5.46)
 Total from investment operations             $         4.31           (5.54)         (6.78)        (5.61)
 Less distributions from:
 Net realized gains on investments            $         0.85              --             --          1.49
 Total distributions                          $         0.85              --             --          1.49
 Net asset value, end of period               $        21.36           13.16          18.70         25.48
 TOTAL RETURN(3)                              %        24.29          (29.63)        (26.61)       (17.55)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      113,529              10          7,947        10,274
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %         1.02(5)         1.62           1.56          1.41
 Gross expenses prior to expense
 reimbursement(4)                             %         1.02            1.62           1.56          1.41
 Net investment income (loss) after
 expense reimbursement(4)                     %         0.08(5)        (1.49)         (1.17)        (0.81)
 Portfolio turnover rate                      %           32             473            217           326

----------
(1)  Class I commenced offering of shares on March 31, 1997.
(2)  Class Q commenced offering of shares on June 1, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     CLASS I                                 CLASS Q
                                                     -------    --------------------------------------------------------------------
                                                     PERIOD      YEAR   ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR       PERIOD
                                                      ENDED      ENDED       ENDED      ENDED        ENDED       ENDED      ENDED
                                                     MAY 31,    MAY 31,     MAY 31,    JUNE 30,     JUNE 30,   MARCH 31,   MARCH 31,
                                                     2002(7)     2002       2001(6)      2000       1999(2)      1999       1998(1)
                                                     -------     ----       -------      ----       -------      ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      21.04      24.81       43.71       28.43       25.24       15.66       12.50
 Income (loss) from investment operations:
 Net investment loss                           $      (0.02)     (0.44)      (0.17)      (0.20)      (0.03)      (0.02)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                                $      (4.09)     (7.44)     (18.26)      15.86        3.22        9.87        3.26
 Total from investment operations              $      (4.11)     (7.88)     (18.43)      15.66        3.19        9.85        3.25
 Less distributions from:
 Net investment income                         $         --       0.01          --          --          --          --        0.01
 Net realized gains on investments             $         --         --        0.47        0.38          --        0.27        0.08
 Total distributions                           $         --       0.01        0.47        0.38          --        0.27        0.09
 Net asset value, end of period                $      16.93      16.92       24.81       43.71       28.43       25.24       15.66
 TOTAL RETURN(3):                              %     (19.53)    (31.77)     (42.50)      55.57       12.64       63.76       62.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $     26,106     16,840      12,534      24,838       6,044       4,908         799
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 (recoupment)(4)(5)                            %       0.96       1.21        1.19        1.26        1.23        1.26        1.25
 Gross expenses prior to expense
 reimbursement/(recoupment)(4)                 %       0.96       1.21        1.19        1.26        1.25        1.91       10.45
 Net investment loss after expense
 reimbursement/(recoupment)(4)(5)              %      (0.43)     (0.76)      (0.50)      (0.77)      (0.36)      (0.28)      (0.62)
 Portfolio turnover rate                       %        536        536         331         139          27         253         306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to May 31.
(7)  Class I commenced offering of shares on January 8, 2002.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I                                     CLASS Q
                                               ------------------------------------------------    ---------------------------------
                                                YEAR    FIVE MONTHS         YEAR ENDED              YEAR   FIVE MONTHS    PERIOD
                                                ENDED      ENDED           DECEMBER 31,             ENDED     ENDED       ENDED
                                               MAY 31,    MAY 31,    --------------------------    MAY 31,    MAY 31,   DECEMBER 31,
                                                2002      2001(6)    2000      1999     1998(1)     2002      2001(6)     2000(2)
                                                ----      -------    ----      ----     -------     ----      -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $     14.73      19.26     21.34     12.99     10.00      14.63      19.16       22.57
 Income (loss) from investment
 operations:
 Net investment loss                      $     (0.11)*    (0.06)    (0.13)    (0.15)    (0.02)     (0.17)*    (0.08)      (0.06)
 Net realized and unrealized gain
 (loss) on investments                    $     (3.33)     (4.47)     0.23     12.09      3.01      (3.30)     (4.45)      (1.17)
 Total from investment operations         $     (3.44)     (4.53)     0.10     11.94      2.99      (3.47)     (4.53)      (1.23)
 Less distributions from:
 Net realized gains on investments        $        --         --      2.18      3.59        --         --         --        2.18
 Total distributions                      $        --         --      2.18      3.59        --         --         --        2.18
 Net asset value, end of period           $     11.29      14.73     19.26     21.34     12.99      11.16      14.63       19.16
 TOTAL RETURN(3):                         %    (23.35)    (23.52)     0.08    103.19     29.90     (23.72)    (23.64)      (5.86)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $    39,874     52,007    68,006    67,954    33,441      6,563      3,071       3,264
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                         %      1.26       1.52      1.36      1.41      1.50(5)    1.63       1.82        1.61
 Gross expenses prior to expense
 reimbursement(4)                         %      1.50       1.52      1.36      1.41      2.01       1.69       1.82        1.61
 Net investment loss after expense
 reimbursement(4)                         %     (0.95)     (0.97)    (0.66)    (1.04)    (0.70)(5)  (1.35)     (1.28)      (0.91)
 Portfolio turnover rate                  %       399        182       188       201        61        399        182         188

----------
(1)  Fund commenced operations on August 20, 1998.
(2)  Class Q commenced offering of shares on April 4, 2000
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                             ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I                                    CLASS Q
                                                  ------------------------------------------     -----------------------------------
                                                   YEAR      FIVE MONTHS      YEAR ENDED          YEAR     FIVE MONTHS     PERIOD
                                                   ENDED        ENDED        DECEMBER 31,         ENDED        ENDED       ENDED
                                                  MAY 31,      MAY 31,     -----------------     MAY 31,      MAY 31,   DECEMBER 31,
                                                   2002        2001(6)     2000      1999(1)      2002        2001(6)     2000(2)
                                                   ----        -------     ----      -------      ----        -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $    39.02        47.47      59.54      31.78       38.81        47.20       60.86
 Income (loss) from investment operations:
 Net investment loss                          $    (0.36)**     (0.14)     (1.00)     (0.08)      (0.51)**     (0.20)      (0.27)
 Net realized and unrealized gain (loss) on
 investments                                  $   (13.60)       (8.31)     (2.17)     35.40      (13.24)       (8.19)      (4.49)
 Total from investment operations             $   (13.96)       (8.45)     (3.17)     35.32      (13.75)       (8.39)      (4.76)
 Less distributions from:
 Net realized gains on investments            $     0.99           --       8.90       7.56        0.99           --        8.90
 Total distributions                          $     0.99           --       8.90       7.56        0.99           --        8.90
 Net asset value, end of period               $    24.07        39.02      47.47      59.54       24.07        38.81       47.20
 TOTAL RETURN(3)                              %   (36.17)      (17.80)     (5.21)    126.05      (35.83)      (17.78)      (8.29)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $   10,700          --*        --*        --*       3,651        2,832       2,545
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %     1.41         1.31       1.15       0.47(5)     1.66         1.56        1.40
 Gross expenses prior to expense
 reimbursement(4)                             %     1.41         1.31       1.15       0.47        1.66         1.56        1.40
 Net investment loss after expense
 reimbursement(4)                             %    (1.34)       (1.03)     (0.75)     (0.35)(5)   (1.62)       (1.28)      (1.10)
 Portfolio turnover rate                      %      423          104        134        223         423          104         134

----------
(1)  Class I commenced offering of shares on April 1, 1999.
(2)  Class Q commenced offering of shares on April 4, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $1,000.
** Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING RESEARCH ENHANCED INDEX FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS I
                                                             ---------------------------------------------
                                                              YEAR     SEVEN MONTHS                PERIOD
                                                              ENDED        ENDED     YEAR ENDED    ENDED
                                                             MAY 31,      MAY 31,     OCT. 31,    OCT. 31,
                                                              2002        2001(5)       2000       1999(1)
                                                              ----        -------       ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.94        11.25        11.17       10.00
 Income (loss) from investment operations:
 Net investment income                               $         0.04         0.02         0.04        0.06
 Net realized and unrealized gain (loss) on
 investments                                         $        (1.46)       (1.33)        0.19        1.11
 Total from investment operations                    $        (1.42)       (1.31)        0.23        1.17
 Less distributions from:
 Net realized gains on investments                   $           --           --         0.15          --
 Total distributions                                 $           --           --         0.15          --
 Net asset value, end of period                      $         8.52         9.94        11.25       11.17
 TOTAL RETURN(2)                                     %       (14.28)      (11.64)        2.00       11.70
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       21,578       25,172       28,473      27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)         %         1.00         1.04         1.07        0.98(4)
 Gross expenses prior to expense reimbursement(3)    %         1.00         1.04         1.07        1.23
 Net investment income after expense
 reimbursement(3)                                    %         0.46         0.27         0.34        0.62(4)
 Portfolio turnover rate                             %          149           26           57          26

----------
(1)  The Fund commenced operations on December 30, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             CLASS Q
                                                           ------------
                                                           PERIOD ENDED
                                                              MAY 31,
                                                              2002(1)
                                                              -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $               14.53
 Income from investment operations:
 Net investment income                         $                0.07
 Net realized and unrealized gain
 on investments                                $                0.35
 Total from investment operations              $                0.42
 Less distributions from:
 Net realized gain on investments              $                0.29
 Tax return of capital                         $                0.04
 Total distributions                           $                0.33
 Net asset value, end of period                $               14.62
 TOTAL RETURN(2):                              %                2.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $                  20
 Ratios to average net assets:
 Expenses(3)                                   %                1.16
 Net investment income(3)                      %                0.67
 Portfolio turnover rate                       %                  88

----------
(1)  Class Q commenced offering of shares on October 4, 2001.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS Q
                                                    ----------------------------------------
                                                     YEAR        ELEVEN MONTHS        PERIOD
                                                     ENDED           ENDED            ENDED
                                                    MAY 31,         MAY 31,          JUNE 30,
                                                     2002           2001(4)          2000(1)
                                                     ----           -------          -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       13.55           15.84            16.26
 Income (loss) from investment operations:
 Net investment income                       $        0.09            0.07             0.05
 Net realized and unrealized loss
 on investments                              $       (1.52)          (0.38)           (0.47)
 Total from investment operations            $       (1.43)          (0.31)           (0.42)
 Less distributions from:
 Net investment income                       $        0.11            0.10               --
 Net realized gains on investments           $        1.90            1.88               --
 Total distributions                         $        2.01            1.98               --
 Net asset value, end of period              $       10.11           13.55            15.84
 TOTAL RETURN(2):                            %      (10.75)          (2.60)           (2.58)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       8,495          11,184            9,928
 Ratios to average net assets:
 Expenses(3)                                 %        1.12            1.11             1.24
 Net investment income(3)                    %        0.81            0.53             0.46
 Portfolio turnover rate                     %          75              92               26

----------
(1)  Class Q commenced offering of shares on November 19, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                       ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS I     CLASS Q
                                                                      -------     -------
                                                                      PERIOD      PERIOD
                                                                       ENDED       ENDED
                                                                      MAY 31,     MAY 31,
                                                                      2002(1)     2002(2)
                                                                      -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         10.20       10.52
 Income (loss) from investment operations:
 Net investment income                                     $          0.01        0.00*
 Net realized and unrealized gain (loss) on investments    $          0.09       (0.24)
 Total from investment operations                          $          0.10       (0.24)
 Net asset value, end of period                            $         10.30       10.28
 TOTAL RETURN(3):                                          %          0.98       (2.28)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $           71           11
 Ratios to average net assets:
 Net expenses after reimbursement (4)(5)                   %          1.24        1.52
 Gross expenses prior to expense reimbursement(4)          %          2.60        2.28
 Net investment income after expense reimbursement(4)(5)   %          0.38        0.43
 Portfolio turnover rate                                   %           13           13

----------
(1)  Class I commenced offering of shares on March 4, 2002.
(2)  Class Q commenced offering of shares on April 17, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not anualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period

                                                                    CLASS I     CLASS Q
                                                                    -------     -------
                                                                    PERIOD      PERIOD
                                                                     ENDED       ENDED
                                                                    MAY 31,     MAY 31,
                                                                    2002(1)     2002(2)
                                                                    -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        10.32        11.01
 Income (loss) from investment operations:
 Net investment income                                      $         0.00*        0.00*
 Net realized and unrealized gain (loss) on investments     $         0.31        (0.38)
 Total from investment operations                           $         0.31        (0.38)
 Net asset value, end of period                             $        10.63        10.63
 TOTAL RETURN(3):                                           %         3.00        (3.45)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $           26            8
 Ratios to average net assets:
 Net expenses after reimbursement (4)(5)                    %         1.23         1.42
 Gross expenses prior to expense reimbursement(4)           %         2.78         2.42
 Net investment income after expense reimbursement(4)(5)    %         0.17         0.00
 Portfolio turnover rate                                    %           12           12

----------
(1)  Class I commenced offering of shares on March 7, 2002.
(2)  Class Q commenced offering of shares on April 30, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not anualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                        ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS Q
                                                            --------------------------------------------------------------------
                                                                        ELEVEN                   THREE
                                                             YEAR       MONTHS       YEAR        MONTHS
                                                             ENDED       ENDED       ENDED        ENDED     YEAR ENDED MARCH 31,
                                                            MAY 31,     MAY 31,     JUNE 30,     JUNE 30,   --------------------
                                                             2002       2001(5)       2000       1999(1)      1999       1998
                                                             ----       -------       ----       -------      ----       ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $      17.37       26.85        22.51       21.22       18.47      15.19
 Income (loss) from investment operations:
 Net investment income                                $       0.36        0.59         0.44        0.09        0.43       0.48
 Net realized and unrealized gain (loss)
 on investments                                       $      (2.28)      (4.84)        7.82        1.31        3.09       4.19
 Total from investment operations                     $      (1.92)      (4.25)        8.26        1.40        3.52       4.67
 Less distributions from:
 Net investment income                                $       0.45        0.53         0.35        0.11        0.46       0.48
 Net realized gains on investments                    $       0.09        4.70         3.57          --        0.31       0.91
 Total distributions                                  $       0.54        5.23         3.92        0.11        0.77       1.39
 Net asset value, end of period                       $      14.91       17.37        26.85       22.51       21.22      18.47
 TOTAL RETURN(2):                                     %     (11.12)     (17.50)       40.36        6.62       19.66      31.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $      8,626      29,629       56,165      17,537       8,741      7,080
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 (recoupment)(3)(4)                                   %       1.19        1.15         1.25        1.23        1.23       1.22
 Gross expenses prior to expense reimbursement/
 (recoupment)(3)                                      %       1.19        1.14         1.25        1.23        1.35       2.35
 Net investment income after expense
 reimbursement/(recoupment)(3)(4)                     %       2.23        2.47         1.88        2.04        2.37       5.99
 Portfolio turnover rate                              %        100         145          129          28         138        160

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND INCOME FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS Q
                                                           -----------------------------------------------------
                                                                     ELEVEN               THREE
                                                            YEAR     MONTHS     YEAR     MONTHS     YEAR ENDED
                                                            ENDED     ENDED    ENDED      ENDED      MARCH 31,
                                                           MAY 31,   MAY 31,  JUNE 30,   JUNE 30,  -------------
                                                            2002     2001(5)    2000     1999(1)   1999     1998
                                                            ----     -------    ----     -------   ----     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $     13.23     14.94     19.04     18.85    18.48    13.42
 Income (loss) from investment operations:
 Net investment income                                $      0.42      0.44      0.54      0.11     0.44     0.30
 Net realized and unrealized gain (loss) on
 investments                                          $     (1.15)    (0.54)    (0.57)     0.16     2.50     5.07
 Total from investment operations                     $     (0.73)    (0.10)    (0.03)     0.27     2.94     5.37
 Less distributions from:
 Net investment income                                $      0.47      0.47      0.40      0.08     0.50     0.31
 Net realized gains on investments                    $      0.05      1.14      3.67        --     2.07       --
 Total distributions                                  $      0.52      1.61      4.07      0.08     2.57     0.31
 Net asset value, end of period                       $     11.98     13.23     14.94     19.04    18.85    18.48
 TOTAL RETURN(2):                                     %     (5.53)    (0.70)    (0.60)     1.44    17.49    40.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $       191       373       230       190      176      166
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)       %      1.40      1.25      1.30      1.25     1.25     1.26
 Gross expenses prior to expense reimbursement(3)     %      1.40      1.46      1.51      1.51     1.63    11.28
 Net investment income after expense
 reimbursement(3)(4)                                  %      3.31      3.61      3.36      2.30     2.41     4.09
 Portfolio turnover rate                              %       145        76       173        63      165      260

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of May 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds are comprised of ING Mutual Funds ("IMF", formerly Pilgrim Mutual Funds), ING Investment Funds, Inc. ("IIF", formerly Pilgrim Investment Funds, Inc.), ING Large Company Value Fund, Inc. (formerly Pilgrim Growth and Income Fund, Inc.), ING Mayflower Trust ("IMT" formerly Pilgrim Mayflower Trust), ING Growth Opportunities Fund (formerly Pilgrim Growth Opportunities Fund), ING SmallCap Opportunities Fund (formerly Pilgrim SmallCap Opportunities) and ING Equity Trust ("IET" formerly Pilgrim Equity Trust), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with nine separate series (Portfolios). Three of the Portfolios in this report are: ING LargeCap Growth Fund ("LargeCap Growth" formerly Pilgrim LargeCap Growth Fund), ING Equity and Income Fund ("Equity and Income" formerly Pilgrim Balanced Fund) and ING Convertible Fund ("Convertible" formerly Pilgrim Convertible Fund). IIF is a Maryland Corporation organized in 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap" formerly Pilgrim MagnaCap Fund). ING Large Company Value Fund, Inc. ("Large Company Value"), is a Maryland corporation organized in 1969. IMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). Two of the Portfolios in this report are: ING Growth + Value Fund ("Growth + Value" formerly Pilgrim Growth + Value Fund) and ING Research Enhanced Index Fund ("Research Enhanced Index" formerly Pilgrim Research Enhanced Index Fund). ING Growth Opportunities Fund ("Growth Opportunities") is a Massachusetts business trust organized in 1986. ING SmallCap Opportunities Fund ("SmallCap Opportunities") is a Massachusetts business trust organized in 1986. IET is a Massachusetts business trust organized in 1998 with seven separate series (Portfolios). Three of the Portfolios in this report are: ING MidCap Opportunities Fund ("MidCap Opportunities" formerly Pilgrim MidCap Opportunities Fund), ING MidCap Value Fund ("MidCap Value") and ING SmallCap Value Fund ("SmallCap Value"). The investment objective of each Fund is described in each Funds' prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective March 1, 2002, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc. and ING Pilgrim Group, LLC changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's

--------------------------------------------------------------------------------

     custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value. Investments in mutual funds are valued at the closing Net Asset Value (NAV) per share.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and

--------------------------------------------------------------------------------

     from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at May 31, 2002.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     ANNUALLY                   SEMI-ANNUALLY             QUARTERLY
     --------                   -------------             ---------
     Growth + Value             MagnaCap                  Convertible
     Growth                     Large Company             Equity and
      Opportunities              Value                     Income
     LargeCap
      Growth
     Midcap
      Opportunities
     SmallCap
      Opportunities
     Research Enhanced
      Index
     MidCap Value
     SmallCap Value

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

--------------------------------------------------------------------------------

I. SECURITIES LENDING. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                              PURCHASES               SALES
                                            --------------        --------------
Growth+ Value                               $1,219,430,103        $1,317,063,006
Growth Opportunities                         1,784,790,954         1,881,000,154
LargeCap Growth                              2,041,283,397         2,098,162,438
MidCap Opportunities                           435,017,860           454,346,810
SmallCap Opportunities                       1,766,020,861         1,610,083,851
Research Enhanced Index                        217,386,534           254,786,529
Large Company Value                            157,743,767           183,851,551
MagnaCap                                       247,493,022           319,587,203
MidCap Value                                    46,797,056             3,108,034
SmallCap Value                                  31,774,545             1,997,502
Convertible                                    268,112,960           367,668,260
Equity and Income                              164,146,056           160,369,003

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC. (the "Manager") (formerly ING Pilgrim Investments, LLC), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                            AS A PERCENT OF AVERAGE NET ASSETS
                            ----------------------------------
Growth+ Value               1.00%
Growth Opportunities        0.95%
LargeCap Growth             0.75% on first $500 million; 0.675% on next
                            $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities        1.00%
SmallCap Opportunities      1.00%
Research Enhanced Index     0.70%
Large                       Company Value 0.75% on first $100 million; 0.60% on
                            next $50 million; 0.50% on next $100 million; and
                            0.40% in excess of $250 million
MagnaCap                    1.00% on first $30 million; 0.75% on next $220
                            million; 0.625% on next $250 million; and
                            0.50% in excess of $500 million
MidCap Value                1.00%
SmallCap Value              1.00%
Convertible                 0.75% on first $500 million; 0.675% on next
                            $500 million; and 0.65% in excess of $1 billion
Equity and Income           0.75% on first $500 million; 0.675% on next
                            $500 million; and 0.65% in excess of $1 billion

Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadvisory Agreement, dated July 31, 1996 and amended and restated on July 1, 1998, between the Manager and Navellier. Aeltus Investment Management, Inc. ("Aeltus"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement, dated August 7, 2001, between the Manager and Aeltus. Prior to August 1, 2001, J.P. Morgan Investment Management, Inc. served as subadvisor to the Fund. Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as subadvisor to the MidCap Value and SmallCap Value Funds pursuant to a Subadvisory Agreement, dated January 30, 2002, between the Manager and Brandes.

ING Funds Services, LLC (the "Administrator" or "IFS") (formerly ING Pilgrim Group, LLC), serves as administrator to each Fund except MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

MagnaCap has entered into a Service Agreement with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Income.

Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Research Enhanced Index also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") (formerly ING Pilgrim Securities,
Inc.) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant

--------------------------------------------------------------------------------

to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                    CLASS A    CLASS B     CLASS C     CLASS I   CLASS M   CLASS Q   CLASS T
                    -------    -------     -------     -------   -------   -------   -------
Growth + Value        0.30       1.00       1.00%        N/A       N/A       0.25%     N/A
Growth
  Opportunities       0.30       1.00       1.00         N/A       N/A       0.25     0.95
LargeCap Growth       0.35       1.00       1.00         N/A       N/A       0.25      N/A
MidCap
  Opportunities       0.30       1.00       1.00         N/A       N/A       0.25      N/A
SmallCap
  Opportunities       0.30       1.00       1.00         N/A       N/A       0.25     0.95
Research
  Enhanced
  Index               0.30       1.00       1.00         N/A       N/A       0.25      N/A
Large Company
  Value               0.25       1.00       1.00         N/A       N/A       0.25      N/A
MagnaCap              0.30       1.00       1.00         N/A      0.75       0.25      N/A
MidCap Value          0.25       1.00       1.00         N/A       N/A       0.25      N/A
SmallCap Value        0.25       1.00       1.00         N/A       N/A       0.25      N/A
Convertible           0.35       1.00       1.00         N/A       N/A       0.25      N/A
Equity and
  Income              0.35       1.00       1.00         N/A       N/A       0.25     0.75

For the year ended May 31, 2002, the Distributor has retained $159,382 as sales charges from the proceeds of Class A Shares sold, $183,263 from the proceeds of Class C Shares redeemed, and $1,141 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                                                         ACCRUED
                         ACCRUED                       SHAREHOLDER
                       INVESTMENT       ACCRUED       SERVICES AND    RECOUPMENT
                       MANAGEMENT   ADMINISTRATIVE    DISTRIBUTION    OF WAIVED
                          FEES           FEES             FEES           FEES        TOTAL
                          ----           ----             ----           ----        -----
Growth + Value          $336,598       $107,539         $279,717       $     --     $723,854
Growth
  Opportunities          244,686         82,536          153,048             --      480,270
LargeCap Growth          184,561         27,714          174,813        387,088
MidCap
  Opportunities          164,542         33,643          105,581             --      303,766
SmallCap
  Opportunities          355,307         90,993          246,585             --      692,885
Research Enhanced
  Index                   74,083         20,524           81,245             --      175,852
Large Company
  Value                  103,518         15,601           43,244             --      162,363
MagnaCap                 206,669         12,345          142,110             --      361,124
MidCap Value              35,167          3,517           20,797             --       59,481
SmallCap Value            24,636          2,464           15,074             --       42,174
Convertible              155,108         21,912          166,756             --      343,776
Equity and Income         71,943          9,592           63,012         43,427      187,974

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                        CLASS A     CLASS B     CLASS C     CLASS I    CLASS Q     CLASS T
                        -------     -------     -------     -------    -------     -------
LargeCap Growth(1)        1.60%       2.25%       2.25%        N/A       1.50%        N/A
MidCap
  Opportunities(2)        1.50        2.20        2.20        1.20%      1.35         N/A
Large Company Value       2.75        3.50        3.50         N/A       2.75         N/A
MidCap Value              1.75        2.50        2.50        1.50       1.75         N/A
SmallCap Value            1.75        2.50        2.50        1.50       1.75         N/A
Convertible(1)            1.60        2.25        2.25         N/A       1.50         N/A
Equity and
  Income(1)(3)            1.60        2.25        2.25         N/A       1.50        2.00%

(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.25%.
(2)  Prior to January 1, 2002, there was no expense limitation for the Fund.
(3) Prior to November 1, 2001, the expense limitation rate for Class T was 1.75%.

--------------------------------------------------------------------------------

Each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.


As of May 31, 2002, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

MidCap Opportunities               $233,782
MidCap Value                        106,622
SmallCap Value                      101,648
Equity and Income                   406,647

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended May 31, 2002, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                CLASS A SHARES                                     CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR         SEVEN MONTHS          YEAR            YEAR         SEVEN MONTHS         YEAR
                                    ENDED           ENDED             ENDED            ENDED            ENDED           ENDED
                                   MAY 31,         MAY 31,           OCT. 31,         MAY 31,          MAY 31,         OCT. 31,
                                    2002             2001              2000            2002             2001             2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                         7,573,521        6,573,538       11,866,737        1,829,213        5,608,121       11,175,519
Shares issued as reinvestment
 of dividends                              --          891,094          380,695               --        1,515,476          806,730
Shares redeemed                   (10,051,567)      (6,441,138)      (6,015,701)      (6,707,089)      (3,701,720)      (2,742,651)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (2,478,046)       1,023,494        6,231,731       (4,877,876)       3,421,877        9,239,598
                                =============    =============    =============    =============    =============    =============
ING GROWTH + VALUE ($)
Shares sold                     $  83,819,458    $ 111,564,124    $ 303,851,859    $  20,197,659    $  93,178,069    $ 278,695,932
Shares issued as reinvestment
 of dividends                              --       17,584,472        8,366,591               --       28,929,059       17,285,755
Shares redeemed                  (111,034,969)    (103,349,835)    (151,084,341)     (71,726,807)     (53,957,953)     (67,678,591)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (27,215,511)   $  25,798,761    $ 161,134,109    $ (51,529,148)   $  68,149,175    $ 228,303,096
                                =============    =============    =============    =============    =============    =============


                                                 CLASS C SHARES                                    CLASS Q SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR          SEVEN MONTHS         YEAR             YEAR        SEVEN MONTHS        PERIOD
                                    ENDED             ENDED           ENDED            ENDED            ENDED           ENDED
                                   MAY 31,           MAY 31,         OCT. 31,         MAY 31,          MAY 31,         OCT. 31,
                                    2002              2001             2000             2002            2001           2000 (1)
                                -------------    -------------    -------------    -------------    -------------    -------------

ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                         1,324,639        3,982,395        8,365,370           27,404            8,425           54,841
Shares issued as reinvestment
 of dividends                              --          827,517          302,389               --            5,569               --
Shares redeemed                    (4,731,745)      (2,713,026)      (1,424,913)         (19,970)         (35,320)            (770)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (3,407,106)       2,096,886        7,242,846            7,434          (21,326)          54,071
                                =============    =============    =============    =============    =============    =============
ING GROWTH + VALUE ($)
Shares sold                     $  14,652,114    $  66,299,168    $ 211,475,739    $     312,909    $     167,062    $   1,439,870
Shares issued as reinvestment
 of dividends                              --       15,788,143        6,478,206               --          109,933               --
Shares redeemed                   (50,714,645)     (41,360,170)     (34,857,895)        (235,075)        (585,774)         (17,643)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (36,062,531)   $  40,727,141    $ 183,096,050    $      77,834    $    (308,779)   $   1,422,227
                                =============    =============    =============    =============    =============    =============

----------
(1)  Commenced offering of shares on June 5, 2000

--------------------------------------------------------------------------------


                                                CLASS A SHARES                                     CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR          FIVE MONTHS        YEAR              YEAR          FIVE MONTHS         YEAR
                                    ENDED            ENDED           ENDED             ENDED            ENDED            ENDED
                                   MAY 31,          MAY 31,         DEC. 31,          MAY 31,          MAY 31,         DEC. 31,
                                    2002             2001             2000             2002             2001             2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                         2,688,274        2,281,701        9,073,117          599,172          953,281        7,518,752
Shares issued as reinvestment
 of dividends                              --               --          340,940               --               --          313,178
Shares redeemed                    (4,465,341)      (1,877,278)      (4,350,033)      (2,729,664)      (1,044,539)      (1,307,372)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (1,777,067)         404,423        5,064,024       (2,130,492)         (91,258)       6,524,558
                                =============    =============    =============    =============    =============    =============
ING GROWTH OPPORTUNITIES ($)
Shares sold                     $  40,004,026    $  48,811,178    $ 302,644,101    $   8,476,731    $  19,318,917    $ 239,059,218
Shares issued as reinvestment
 of dividends                              --               --        9,343,843               --        8,129,351
Shares redeemed                   (64,658,384)     (37,623,802)    (138,551,847)     (37,036,999)     (19,637,536)     (38,068,877)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (24,654,358)   $  11,187,376    $ 173,436,097    $ (28,560,268)   $    (318,619)   $ 209,119,692
                                =============    =============    =============    =============    =============    =============

                                                CLASS C SHARES                                     CLASS T SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR          FIVE MONTHS          YEAR             YEAR         FIVE MONTHS         YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                   MAY 31,          MAY 31,          DEC. 31,         MAY 31,          MAY 31,         DEC. 31,
                                    2002             2001              2000             2002             2001            2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                           580,309          775,265        5,330,125            1,728            3,661           37,238
Shares issued as reinvestment
 of dividends                              --               --          167,384               --               --          103,870
Shares redeemed                    (2,210,476)        (869,143)        (756,091)        (627,535)        (310,534)        (785,108)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (1,630,167)         (93,878)       4,741,418         (625,807)        (306,873)        (644,000)
                                =============    =============    =============    =============    =============    =============
ING GROWTH OPPORTUNITIES ($)
Shares sold                     $   8,201,102    $  15,469,116    $ 169,365,141    $      21,321    $      96,693    $   1,235,846
Shares issued as reinvestment
 of dividends                              --               --        4,361,451               --               --        2,718,440
Shares redeemed                   (29,810,181)     (16,496,360)     (21,462,799)      (8,967,880)      (6,071,229)     (24,995,887)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (21,609,079)   $  (1,027,244)   $ 152,263,793    $  (8,946,559)   $  (5,974,536)   $ (21,041,601)
                                =============    =============    =============    =============    =============    =============


                                             CLASS I SHARES                                 CLASS Q SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR          FIVE MONTHS          YEAR             YEAR         FIVE MONTHS        PERIOD
                                    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                   MAY 31,          MAY 31,          DEC. 31,         MAY 31,          MAY 31,         DEC. 31,
                                    2002              2001             2000             2002             2001           2000(1)
                                -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                               792               --              258           55,711           66,494          452,836
Shares issued as reinvestment
 of dividends                              --               --          208,890               --               --           20,223
Shares redeemed                        (1,013)            (442)            (154)        (479,835)         (44,793)         (69,879)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                      (221)            (442)         208,994         (424,124)          21,701          403,180
                                =============    =============    =============    =============    =============    =============
ING GROWTH OPPORTUNITIES ($)
Shares sold                     $      13,222    $          --    $      12,307    $     867,826    $   1,352,433    $  14,307,198
Shares issued as reinvestment
 of dividends                              --               --        5,853,263               --               --          554,300
Shares redeemed                       (14,464)          (8,973)          (5,261)      (7,238,101)        (915,191)      (2,143,870)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $      (1,242)   $      (8,973)   $   5,860,309    $  (6,370,275)   $     437,242    $  12,717,628
                                =============    =============    =============    =============    =============    =============

----------
(1)  Commenced offering of shares on June 1, 2000

--------------------------------------------------------------------------------

                                                CLASS A SHARES                                     CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                     YEAR        ELEVEN MONTHS         YEAR            YEAR         ELEVEN MONTHS        YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED           ENDED
                                   MAY 31,          MAY 31,          JUNE 30,         MAY 31,          MAY 31,         JUNE 30,
                                     2002             2001             2000            2002              2001          2000(1)
                                -------------    -------------    -------------    -------------    -------------    -------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                         2,658,138        3,579,855        4,427,459          855,661        2,915,079        6,775,370
Shares issued in merger                    --        2,888,990               --               --          652,330               --
Shares issued as reinvestment
 of dividends                             939           47,176           21,754              124           61,221           38,999
Shares redeemed                    (5,335,128)      (4,203,463)      (1,201,487)      (2,997,437)      (2,085,769)        (796,940)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (2,676,051)       2,312,558        3,247,726       (2,141,652)       1,542,861        6,017,429
                                =============    =============    =============    =============    =============    =============
ING LARGECAP GROWTH ($)
Shares sold                     $  52,212,562    $ 121,958,781    $ 159,716,404    $  16,971,200    $ 102,214,098    $ 236,388,229
Shares issued in merger                    --       77,301,925               --               --       17,296,035               --
Shares issued as reinvestment
 of dividends                          18,730        1,672,391          708,311            3,107        2,155,612        1,276,968
Shares redeemed                  (103,167,640)    (122,216,465)     (45,373,374)     (56,761,530)     (64,408,711)     (30,088,529)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (50,936,348)   $  78,716,632    $ 115,051,341    $ (39,787,223)   $  57,257,034    $ 207,576,668
                                =============    =============    =============    =============    =============    =============


                                                CLASS C SHARES
                                ------------------------------------------------
                                    YEAR         ELEVEN MONTHS         YEAR
                                    ENDED            ENDED            ENDED
                                   MAY 31,          MAY 31,          JUNE 30,
                                    2002             2001              2000
                                -------------    -------------    -------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                           639,475        1,965,952        3,308,222
Shares issued in merger                    --          594,903               --
Shares issued as reinvestment
 of dividends                              51           28,660           13,490
Shares redeemed                    (2,184,382)      (1,284,529)        (388,728)
                                -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (1,544,856)       1,304,986        2,932,984
                                =============    =============    =============
ING LARGECAP GROWTH ($)
Shares sold                     $  12,898,628    $  69,760,356    $ 120,907,907
Shares issued in merger                    --       15,730,119               --
Shares issued as reinvestment
 of dividends                             901        1,004,118          443,449
Shares redeemed                   (41,155,563)     (39,024,155)     (15,356,494)
                                -------------    -------------    -------------
Net increase (decrease)         $ (28,256,034)   $  47,470,438    $ 105,994,862
                                =============    =============    =============


                                CLASS I SHARES                    CLASS Q SHARES
                                ------------    --------------------------------------------
                                   PERIOD           YEAR        ELEVEN MONTHS       YEAR
                                    ENDED           ENDED           ENDED           ENDED
                                   MAY 31,         MAY 31,         MAY 31,        JUNE 30,
                                   2002(1)          2002            2001            2000
                                ------------    ------------    ------------    ------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                        1,838,570       2,029,559         381,911         424,166
Shares issued in merger                   --              --           2,399              --
Shares issued as reinvestment
 of dividends                             --             404           6,871           2,730
Shares redeemed                     (296,694)     (1,540,016)       (454,258)        (71,210)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                1,541,876         489,947         (63,077)        355,686
                                ============    ============    ============    ============
ING LARGECAP GROWTH ($)
Shares sold                     $ 36,212,393    $ 44,230,203    $ 11,187,731    $ 15,522,480
Shares issued in merger                   --              --          65,081              --
Shares issued as reinvestment
 of dividends                             --           8,201         247,005          93,151
Shares redeemed                   (5,342,391)    (30,239,081)    (13,078,822)     (2,818,083)
                                ------------    ------------    ------------    ------------
Net increase (decrease)         $ 30,870,002    $ 13,999,323    $ (1,579,005)   $ 12,797,548
                                ============    ============    ============    ============

----------
(1) Commenced offering of shares on January 8, 2002.

--------------------------------------------------------------------------------

                                                           CLASS A SHARES                                     CLASS B SHARES
                                     --------------------------------------------    --------------------------------------------
                                         YEAR         FIVE MONTHS        YEAR            YEAR        FIVE MONTHS         YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,        DEC. 31,         MAY 31,         MAY 31,        DEC. 31,
                                         2002            2001            2000            2002            2001            2000
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                             1,348,381         271,311       1,539,052         360,114         188,773       1,564,330
Shares issued in merger                 5,001,056       1,712,771              --       4,822,131         190,728              --
Shares issued as reinvestment
 of dividends                                  --          91,879              --         104,104
Shares redeemed                        (1,883,562)     (1,666,345)       (579,993)       (741,630)       (281,653)       (167,531)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding      4,465,875         317,737       1,050,938       4,440,615          97,848       1,500,903
                                     ============    ============    ============    ============    ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                          $ 15,945,265    $  4,156,261    $ 35,460,776    $  4,209,707    $  2,917,853    $ 35,935,995
Shares issued in merger                57,460,972      26,643,510              --      54,010,417       2,913,949              --
Shares issued as reinvestment
 of dividends                                  --              --       1,828,926              --              --       2,039,665
Shares redeemed                       (21,781,921)    (23,089,620)    (12,947,201)     (8,323,034)     (4,168,040)     (3,675,916)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase                         $ 51,624,316    $  7,710,151    $ 24,342,501    $ 49,897,090    $  1,663,762    $ 34,299,744
                                     ============    ============    ============    ============    ============    ============


                                                    CLASS C SHARES                                 CLASS I SHARES
                                     --------------------------------------------    --------------------------------------------
                                         YEAR         FIVE MONTHS        YEAR            YEAR        FIVE MONTHS         YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,        DEC. 31,         MAY 31,         MAY 31,        DEC. 31,
                                         2002            2001            2000            2002            2001            2000
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                               171,335          96,579       1,317,500             431              --              --
Shares issued in merger                 8,539,378          84,547              --              --              --              --
Shares issued as reinvestment
 of dividends                                  --              --          73,211              --              --         346,770
Shares redeemed                          (673,551)       (239,763)       (221,802)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                     8,037,162         (58,637)      1,168,909             431              --         346,770
                                     ============    ============    ============    ============    ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                          $  1,957,505    $  1,510,855    $ 30,373,920    $      5,008    $        663    $         --
Shares issued in merger                95,170,477       1,286,435              --              --              --              --
Shares issued as reinvestment
 of dividends                                  --       1,427,606              --              --       6,945,794
Shares redeemed                        (7,569,185)     (3,570,512)     (4,645,276)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)              $ 89,558,797    $   (773,222)   $ 27,156,250    $      5,008    $        663    $  6,945,794
                                     ============    ============    ============    ============    ============    ============


                                                    CLASS Q SHARES
                                     --------------------------------------------
                                         YEAR         FIVE MONTHS       PERIOD
                                         ENDED           ENDED          ENDED
                                        MAY 31,         MAY 31,        DEC. 31,
                                         2002            2001           2000(1)
                                     ------------    ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                91,512          80,120         204,027
Shares issued in merger                   981,467              --              --
Shares issued as reinvestment
 of dividends                                  --              --          15,211
Shares redeemed                          (694,816)        (40,530)        (48,927)
                                     ------------    ------------    ------------
Net increase in shares outstanding        378,163          39,590         170,311
                                     ============    ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                          $  1,112,443    $  1,217,717    $  4,633,519
Shares issued in merger                11,326,837              --              --
Shares issued as reinvestment
 of dividends                                  --              --         302,995
Shares redeemed                        (8,237,829)       (631,571)     (1,033,465)
                                     ------------    ------------    ------------
Net increase                         $  4,201,451    $    586,146    $  3,903,049
                                     ============    ============    ============

----------
(1)  Commenced offering of shares on March 1, 2000

--------------------------------------------------------------------------------

                                                 CLASS A SHARES                                    CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                     YEAR          FIVE MONTHS         YEAR             YEAR         FIVE MONTHS          YEAR
                                     ENDED            ENDED           ENDED             ENDED            ENDED            ENDED
                                    MAY 31,          MAY 31,         DEC. 31,          MAY 31,          MAY 31,         DEC. 31,
                                     2002             2001             2000             2002             2001             2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING SMALLCAP OPPORTUNITES
 (NUMBER OF SHARES)
Shares sold                         4,108,446          805,278        4,441,888          636,080          127,540        1,707,949
Shares issued in merger             2,414,351          634,284               --        1,849,518           93,498               --
Shares issued as reinvestment
 of dividends                         125,361               --          466,417          137,050               --          683,360
Shares redeemed                    (3,119,480)      (1,081,378)      (3,228,805)      (1,386,958)        (533,148)      (1,063,776)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 3,528,678          358,184        1,679,500        1,235,690         (312,110)       1,327,533
                                =============    =============    =============    =============    =============    =============
ING SMALLCAP OPPORTUNITES($)
Shares sold                     $ 120,715,302    $  31,370,059    $ 289,038,217    $  17,982,622    $   4,753,320    $ 106,992,786
Shares issued in merger            61,806,247       24,496,877               --       44,285,046        3,413,381               --
Shares issued as reinvestment
 of dividends                       3,576,353               --       22,787,725        3,669,830               --       31,619,407
Shares redeemed                   (90,422,365)     (38,841,872)    (204,676,330)     (37,810,172)     (19,107,874)     (61,751,282)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  95,675,537    $  17,025,064    $ 107,149,612    $  28,127,326    $ (10,941,173)   $  76,860,911
                                =============    =============    =============    =============    =============    =============

                                                CLASS C SHARES                                     CLASS T SHARES
                                -----------------------------------------------    -----------------------------------------------
                                     YEAR         FIVE MONTHS         YEAR             YEAR          FIVE MONTHS         YEAR
                                    ENDED            ENDED            ENDED           ENDED             ENDED           ENDED
                                   MAY 31,          MAY 31,          DEC. 31,         MAY 31,           MAY 31,         DEC. 31,
                                    2002             2001             2000             2002              2001            2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING SMALLCAP OPPORTUNITES
 (NUMBER OF SHARES)
Shares sold                           508,063           65,064        1,356,512              334              235            9,929
Shares issued in merger             3,423,776           44,557               --               --               --               --
Shares issued as reinvestment
 of dividends                          46,233               --          237,876           11,694               --           81,043
Shares redeemed                      (805,214)        (292,981)        (531,379)        (238,967)         (78,959)        (156,635)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 3,172,858         (183,360)       1,063,009         (226,939)         (78,724)         (65,663)
                                =============    =============    =============    =============    =============    =============
ING SMALLCAP OPPORTUNITES($)
Shares sold                     $  14,450,521    $   2,418,338    $  87,619,842    $       8,901    $       8,792    $     642,005
Shares issued in merger            81,805,796        1,623,093               --               --               --               --
Shares issued as reinvestment
 of dividends                       1,235,346               --       10,986,485          316,205               --        3,780,127
Shares redeemed                   (21,787,806)     (10,518,379)     (29,398,162)      (6,826,551)      (2,874,330)      (9,395,885)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  75,703,857    $  (6,476,948)   $  69,208,165    $  (6,501,445)   $  (2,865,538)   $  (4,973,753)
                                =============    =============    =============    =============    =============    =============

                                                CLASS I SHARES                                     CLASS Q SHARES
                                -----------------------------------------------    -----------------------------------------------
                                     YEAR         FIVE MONTHS          YEAR             YEAR         FIVE MONTHS         PERIOD
                                     ENDED           ENDED             ENDED           ENDED            ENDED            ENDED
                                    MAY 31,         MAY 31,          DEC. 31,         MAY 31,          MAY 31,          DEC. 31,
                                     2002             2001             2000             2002             2001           2000(1)
                                -------------    -------------    -------------    -------------    -------------    -------------
ING SMALLCAP OPPORTUNITES
 (NUMBER OF SHARES)
Shares sold                           518,042               --               --           21,261           29,782           66,690
Shares issued in merger                    --               --               --          159,919               --               --
Shares issued as reinvestment
 of dividends                              --               --                1            2,615               --            8,491
Shares redeemed                       (73,562)              --               --         (105,090)         (10,751)         (21,253)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                          444,480               --                1           78,705           19,031           53,928
                                =============    =============    =============    =============    =============    =============
ING SMALLCAP OPPORTUNITES($)
Shares sold                     $  15,648,216    $          --    $          --    $     708,356    $   1,134,714    $   3,920,299
Shares issued in merger                    --               --               --        4,098,445               --               --
Shares issued as reinvestment
 of dividends                               5               --               39           74,783               --          414,124
Shares redeemed                    (1,925,564)              --               --       (3,230,766)        (414,435)      (1,119,892)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase                    $  13,722,657    $          --    $          39    $   1,650,818    $     720,279    $   3,214,531
                                =============    =============    =============    =============    =============    =============

----------
(1)  Commenced offering of shares on April 4, 2000

--------------------------------------------------------------------------------


                                                    CLASS A SHARES                                  CLASS B SHARES
                                     --------------------------------------------    --------------------------------------------
                                         YEAR        SEVEN MONTHS        YEAR            YEAR        SEVEN MONTHS        YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                        MAY 31,         MAY 31,        OCT. 31,         MAY 31,         MAY 31,        OCT. 31,
                                         2002            2001            2000            2002            2001            2000
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING RESEARCH ENHANCED INDEX
 (NUMBER OF SHARES)
Shares sold                               332,209         370,903         905,210         653,975         687,827       2,050,650
Shares issued as reinvestment
 of dividends                                  --              --          14,197              --              --          52,910
Shares redeemed                          (451,951)     (1,189,056)     (1,242,238)     (2,101,755)     (1,293,360)     (2,542,262)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net decrease in shares outstanding       (119,742)       (818,153)       (322,831)     (1,447,780)       (605,533)       (438,702)
                                     ============    ============    ============    ============    ============    ============
ING RESEARCH ENHANCED INDEX ($)
Shares sold                          $  2,956,464    $  3,773,518    $ 10,303,882    $  5,692,149    $  7,017,926    $ 23,253,462
Shares issued as reinvestment
 of dividends                                  --              --         165,396              --              --         612,733
Shares redeemed                        (4,015,022)    (12,089,290)    (14,134,442)    (18,419,336)    (12,699,740)    (28,592,017)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net decrease                         $ (1,058,558)   $ (8,315,772)   $ (3,665,164)   $(12,727,187)   $ (5,681,814)   $ (4,725,822)
                                     ============    ============    ============    ============    ============    ============


                                                    CLASS C SHARES                                  CLASS I SHARES
                                     --------------------------------------------    --------------------------------------------
                                         YEAR        SEVEN MONTHS        YEAR            YEAR        SEVEN MONTHS        YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                        MAY 31,         MAY 31,        OCT. 31,         MAY 31,         MAY 31,        OCT. 31,
                                         2002            2001            2000            2002            2001            2000
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING RESEARCH ENHANCED INDEX
 (NUMBER OF SHARES)
Shares sold                               478,885       1,081,677       3,232,804               3              --              --
Shares issued as reinvestment
 of dividends                                  --              --          64,089              --              --          31,779
Shares redeemed                        (2,874,370)     (2,260,540)     (2,138,973)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                    (2,395,485)     (1,178,863)      1,157,920               3              --          31,779
                                     ============    ============    ============    ============    ============    ============
ING RESEARCH ENHANCED INDEX ($)
Shares sold                          $  4,203,945    $ 11,050,075    $ 36,538,030    $         25    $         --    $         --
Shares issued as reinvestment
 of dividends                                  --              --         751,195              --              --         371,501
Shares redeemed                       (25,015,303)    (22,266,858)    (23,939,384)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)              $(20,811,358)   $(11,216,783)   $ 13,349,841    $         25    $         --    $    371,501
                                     ============    ============    ============    ============    ============    ============


                                                    CLASS Q SHARES
                                     --------------------------------------------
                                         YEAR        SEVEN MONTHS        YEAR
                                         ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,        OCT. 31,
                                         2002            2001            2000
                                     ------------    ------------    ------------
ING RESEARCH ENHANCED INDEX
 (NUMBER OF SHARES)
Shares sold                                30,192          30,835          33,521
Shares issued as reinvestment
 of dividends                                  --              --              --
Shares redeemed                           (76,493)         (8,978)         (9,077)
                                     ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                       (46,301)         21,857          24,444
                                     ============    ============    ============
ING RESEARCH ENHANCED INDEX ($)
Shares sold                          $    274,465    $    303,187    $    379,475
Shares issued as reinvestment
 of dividends                                  --              --              --
Shares redeemed                          (702,790)        (91,176)       (100,500)
                                     ------------    ------------    ------------
Net increase (decrease)              $   (428,325)   $    212,011    $    278,975
                                     ============    ============    ============

--------------------------------------------------------------------------------

                                               CLASS A SHARES                                 CLASS B SHARES
                                --------------------------------------------    --------------------------------------------
                                    YEAR         FIVE MONTHS         YEAR           YEAR        FIVE MONTHS        PERIOD
                                    ENDED           ENDED            ENDED         ENDED           ENDED           ENDED
                                   MAY 31,         MAY 31,         DEC. 31,       MAY 31,         MAY 31,         OCT. 31,
                                    2002            2001             2000           2002            2001          2000(1)
                                ------------    ------------    ------------    ------------    ------------    ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                        1,373,253         412,848       1,928,901         121,663          33,068          38,995
Shares issued in merger                   --       1,556,404              --              --         232,380              --
Shares issued as reinvestment
 of dividends                        233,778              --       1,846,883           5,594              --             956
Shares redeemed                   (2,149,663)     (2,085,326)     (2,607,578)        (99,057)        (18,616)            (43)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (542,632)       (116,074)      1,168,206          28,200         246,832          39,908
                                ============    ============    ============    ============    ============    ============
ING LARGE COMPANY VALUE ($)
Shares sold                     $ 20,940,770    $  6,956,290    $ 43,182,596    $  1,825,895    $    563,268    $    747,146
Shares issued in merger           26,816,325              --              --       3,999,448              --
Shares issued as reinvestment
 of dividends                      3,503,302              --      35,712,783          83,179              --          18,030
Shares redeemed                  (32,730,767)    (33,932,210)    (58,679,502)     (1,527,433)       (308,462)           (825)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $ (8,286,695)   $   (159,595)   $ 20,215,877    $    381,641    $  4,254,254    $    764,351
                                ============    ============    ============    ============    ============    ============

                                               CLASS C SHARES                  CLASS Q SHARES
                                --------------------------------------------    ------------
                                     YEAR        FIVE MONTHS       PERIOD           PERIOD
                                    ENDED           ENDED          ENDED            ENDED
                                   MAY 31,         MAY 31,        DEC. 31,         MAY 31,
                                     2002            2001         2000(2)          2002(3)
                                ------------    ------------    ------------    ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                           64,684         127,519           9,353           1,337
Shares issued in merger                   --          84,879              --              --
Shares issued as reinvestment
 of dividends                          2,645              --             546              --
Shares redeemed                     (139,077)        (18,121)         (1,034)             --
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (71,748)        194,277           8,865           1,337
                                ============    ============    ============    ============
ING LARGE COMPANY VALUE ($)
Shares sold                     $    986,051    $  2,243,288    $    183,993    $     19,389
Shares issued in merger                   --       1,456,630              --              --
Shares issued as reinvestment
 of dividends                         39,228              --          10,308              --
Shares redeemed                   (2,222,672)       (304,015)        (18,024)             --
                                ------------    ------------    ------------    ------------
Net increase (decrease)         $ (1,197,393)   $  3,395,903    $    176,277    $     19,389
                                ============    ============    ============    ============

----------
(1)  Commenced offering of shares on August 22, 2000
(2)  Commenced offering of shares on September 26, 2000
(3)  Commenced offering of shares on October 4, 2001

--------------------------------------------------------------------------------

                                                CLASS A SHARES                                     CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR         ELEVEN MONTHS         YEAR            YEAR         ELEVEN MONTHS         YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED             ENDED
                                   MAY 31,          MAY 31,          JUNE 30,         MAY 31,          MAY 31,          JUNE 30,
                                    2002             2001              2000            2002             2001              2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                         2,200,329          911,087        8,302,663        1,165,942        1,079,075        1,126,639
Shares issued in merger                    --        1,823,060               --               --        2,675,379               --
Shares issued as reinvestment
 of dividends                       3,100,059        2,065,847        2,042,086        1,123,166          547,903          670,172
Shares redeemed                    (4,883,156)      (3,467,219)     (11,985,501)      (2,663,961)      (1,401,394)      (2,847,837)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   417,232        1,332,775       (1,640,752)        (374,853)       2,900,963       (1,051,026)
                                =============    =============    =============    =============    =============    =============
ING MAGNACAP ($)
Shares sold                     $  24,358,517    $  13,700,644    $ 134,588,976    $  12,626,363    $  14,758,082    $  18,234,831
Shares issued in merger                    --       24,128,851               --               --       33,904,811               --
Shares issued as reinvestment
 of dividends                      31,776,032       29,583,918       33,390,241       11,153,042        7,628,566       10,716,050
Shares redeemed                   (54,127,863)     (51,340,796)    (193,866,999)     (28,380,740)     (20,174,618)     (44,525,122)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $   2,006,686    $  16,072,617    $ (25,887,782)   $  (4,601,335)   $  36,116,841    $ (15,574,241)
                                =============    =============    =============    =============    =============    =============

                                                CLASS C SHARES                                     CLASS M SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR         ELEVEN MONTHS         YEAR            YEAR         ELEVEN MONTHS         YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED             ENDED
                                   MAY 31,          MAY 31,          JUNE 30,         MAY 31,          MAY 31,          JUNE 30,
                                    2002             2001              2000            2002             2001              2000
                                -------------    -------------    -------------    -------------    -------------    -------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                           491,490          452,160          355,043           38,778           30,058           71,735
Shares issued in merger                    --          320,750               --               --          531,039               --
Shares issued as reinvestment
 of dividends                         119,279           29,252           13,431          207,863           96,050           94,820
Shares redeemed                      (446,035)        (210,840)        (166,071)        (339,171)        (186,663)        (265,773)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   164,734          591,322          202,403          (92,530)         470,484          (99,218)
                                =============    =============    =============    =============    =============    =============
ING MAGNACAP ($)
Shares sold                     $   5,208,521    $   6,214,939    $   5,649,398    $     418,837    $     429,381    $   1,164,803
Shares issued in merger                    --        4,079,042               --               --        6,853,720               --
Shares issued as reinvestment
 of dividends                       1,185,640          407,569          214,760        2,103,577        1,358,565        1,532,001
Shares redeemed                    (4,684,503)      (2,826,362)      (2,597,664)      (3,695,461)      (2,763,847)      (4,228,665)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $   1,709,658    $   7,875,188    $   3,266,494    $  (1,173,047)   $   5,877,819    $  (1,531,861)
                                =============    =============    =============    =============    =============    =============

                                                    CLASS Q SHARES
                                -----------------------------------------------
                                     YEAR        ELEVEN MONTHS       PERIOD
                                    ENDED            ENDED            ENDED
                                   MAY 31,          MAY 31,         JUNE 30,
                                     2002             2001           2000(1)
                                -------------    -------------    -------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                            25,363          113,698          627,893
Shares issued in merger                    --           52,762               --
Shares issued as reinvestment
 of dividends                         161,336           92,505               --
Shares redeemed                      (172,009)         (60,151)          (1,149)
                                -------------    -------------    -------------
Net increase in shares
 outstanding                           14,690          198,814          626,744
                                =============    =============    =============
ING MAGNACAP ($)
Shares sold                     $     293,569    $   1,752,239    $  10,206,194
Shares issued in merger                    --          666,215               --
Shares issued as reinvestment
 of dividends                       1,652,078        1,323,685               --
Shares redeemed                    (1,844,440)        (935,105)         (18,412)
                                -------------    -------------    -------------
Net increase                    $     101,207    $   2,807,034    $  10,187,782
                                =============    =============    =============

----------
(1)  Commenced offering of shares on November 22, 1999

--------------------------------------------------------------------------------

                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES    CLASS Q SHARES
                           --------------     --------------     --------------     --------------    --------------
                               PERIOD             PERIOD             PERIOD             PERIOD             PERIOD
                                ENDED              ENDED              ENDED              ENDED              ENDED
                               MAY 31,            MAY 31,            MAY 31,            MAY 31,            MAY 31,
                               2002(1)            2002(2)            2002(2)            2002(3)            2002(4)
                            ------------       ------------       ------------       ------------      ------------
ING MIDCAP VALUE
 (NUMBER OF SHARES)
Shares sold                    2,605,647          1,153,304            965,747              6,888             1,115
Shares redeemed                 (142,673)           (17,955)           (17,708)                --                --
                            ------------       ------------       ------------       ------------      ------------
Net increase in shares
 outstanding                   2,462,974          1,135,349            948,039              6,888             1,115
                            ============       ============       ============       ============      ============
ING MIDCAP VALUE ($)
Shares sold                 $ 26,775,675       $ 11,840,128       $  9,937,739       $     70,941      $     11,595
Shares redeemed               (1,470,743)          (184,720)          (184,006)                --                --
                            ------------       ------------       ------------       ------------      ------------
Net increase                $ 25,304,932       $ 11,655,408       $  9,753,733       $     70,941      $     11,595
                            ============       ============       ============       ============      ============

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on March 4, 2002.
(4)  Commenced offering of shares on April 17, 2002.


                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES    CLASS Q SHARES
                           --------------     --------------     --------------     --------------    --------------
                               PERIOD             PERIOD             PERIOD             PERIOD             PERIOD
                                ENDED              ENDED              ENDED              ENDED             ENDED
                               MAY 31,            MAY 31,            MAY 31,            MAY 31,           MAY 31,
                               2002(1)            2002(2)            2002(3)            2002(4)           2002(5)
                            ------------       ------------       ------------       ------------      ------------
ING SMALLCAP VALUE
 (NUMBER OF SHARES)
Shares sold                    1,818,913            783,600            812,089              2,469               760
Shares redeemed                  (83,387)           (39,620)           (13,303)                --                --
                            ------------       ------------       ------------       ------------      ------------
Net increase in shares
 outstanding                   1,735,526            743,980            798,786              2,469               760
                            ============       ============       ============       ============      ============
ING SMALLCAP VALUE ($)
Shares sold                 $ 19,106,892       $  8,286,464       $  8,706,900       $     26,848      $      8,230
Shares redeemed                 (875,665)          (426,160)          (141,971)                --                --
                            ------------       ------------       ------------       ------------      ------------
Net increase                $ 18,231,227       $  7,860,304       $  8,564,929       $     26,848      $      8,230
                            ============       ============       ============       ============      ============

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on February 7, 2002.
(4)  Commenced offering of shares on March 7, 2002.
(5)  Commenced offering of shares on April 30, 2002.

--------------------------------------------------------------------------------


                                                CLASS A SHARES                                 CLASS B SHARES
                                --------------------------------------------    --------------------------------------------
                                    YEAR        ELEVEN MONTHS        YEAR           YEAR        ELEVEN MONTHS       YEAR
                                    ENDED           ENDED            ENDED          ENDED           ENDED           ENDED
                                   MAY 31,         MAY 31,         JUNE 30,        MAY 31,         MAY 31,        JUNE 30,
                                    2002            2001             2000           2002            2001            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                        1,958,879       2,382,181       2,765,285         614,464       2,141,257       2,212,800
Shares issued as reinvestment
 of dividends                        110,965         989,422         432,032          88,673         923,386         446,940
Shares redeemed                   (3,641,803)     (2,581,631)     (1,602,580)     (1,844,627)     (1,281,373)       (721,161)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding               (1,571,959)        789,972       1,594,737      (1,141,490)      1,783,270       1,938,579
                                ============    ============    ============    ============    ============    ============
ING CONVERTIBLE ($)
Shares sold                     $ 30,523,457    $ 52,464,635    $ 74,411,486    $ 10,852,858    $ 52,883,513    $ 62,613,451
Shares issued as reinvestment
 of dividends                      1,758,845      19,822,295      10,028,609       1,536,619      20,109,225      11,247,841
Shares redeemed                  (57,093,216)    (51,967,967)    (41,141,454)    (31,743,142)    (28,949,115)    (20,328,894)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $(24,810,914)   $ 20,318,963    $ 43,298,641    $(19,353,665)   $ 44,043,623    $ 53,532,398
                                ============    ============    ============    ============    ============    ============

                                                CLASS C SHARES                                 CLASS Q SHARES
                                --------------------------------------------    --------------------------------------------
                                    YEAR        ELEVEN MONTHS        YEAR           YEAR        ELEVEN MONTHS       YEAR
                                    ENDED           ENDED            ENDED          ENDED           ENDED           ENDED
                                   MAY 31,         MAY 31,         JUNE 30,        MAY 31,         MAY 31,        JUNE 30,
                                    2002            2001             2000           2002            2001            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                          450,714       1,819,012       1,543,879          30,682         719,641       1,566,620
Shares issued as reinvestment
 of dividends                         64,090         663,511         594,205          32,307         452,416         144,983
Shares redeemed                   (1,812,332)     (1,553,690)       (827,109)     (1,190,010)     (1,558,160)       (398,796)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding               (1,297,528)        928,833       1,310,975      (1,127,021)       (386,103)      1,312,807
                                ============    ============    ============    ============    ============    ============
ING CONVERTIBLE ($)
Shares sold                     $  7,434,361    $ 40,238,507    $ 41,908,144    $    482,846    $ 15,922,807    $ 41,144,380
Shares issued as reinvestment
 of dividends                      1,039,698      13,561,955      14,012,886         502,113       8,820,172       3,277,417
Shares redeemed                  (29,432,206)    (31,759,310)    (22,139,549)    (18,495,520)    (30,676,072)    (10,241,903)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $(20,958,147)   $ 22,041,152    $ 33,781,481    $(17,510,561)   $ (5,933,093)   $ 34,179,894
                                ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------

                                               CLASS A SHARES                                  CLASS B SHARES
                                --------------------------------------------    --------------------------------------------
                                    YEAR        ELEVEN MONTHS        YEAR            YEAR       ELEVEN MONTHS       YEAR
                                    ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                   MAY 31,         MAY 31,         JUNE 30,        MAY 31,         MAY 31,        JUNE 30,
                                    2002            2001             2000            2002           2001            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
ING EQUITY AND INCOME
 (NUMBER OF SHARES)
Shares sold                        2,044,167       1,463,798         462,023         568,337         453,764         236,780
Shares issued in merger                   --              --       3,669,160              --              --       2,263,054
Shares issued as reinvestment
 of dividends                        169,074         430,851         120,353          53,496         179,566          87,982
Shares redeemed                   (2,107,628)     (1,499,291)       (523,820)       (688,620)       (673,174)       (386,298)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  105,613         395,358       3,727,716         (66,787)        (39,844)      2,201,518
                                ============    ============    ============    ============    ============    ============
ING EQUITY AND INCOME ($)
Shares sold                     $ 25,609,560    $ 20,216,598    $  7,288,215    $  7,552,484    $  6,755,688    $  4,171,242
Shares issued in merger                   --              --      57,648,201              --              --      38,096,820
Shares issued as reinvestment
 of dividends                      2,077,020       5,925,370       1,895,528         706,119       2,642,601       1,483,448
Shares redeemed                  (26,287,880)    (21,129,277)     (8,162,726)     (9,177,528)    (10,233,160)     (6,483,178)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $  1,398,700    $  5,012,691    $ 58,669,218    $   (918,925)   $   (834,871)   $ 37,268,332
                                ============    ============    ============    ============    ============    ============

                                               CLASS C SHARES                                  CLASS Q SHARES
                                --------------------------------------------    --------------------------------------------
                                    YEAR        ELEVEN MONTHS        YEAR            YEAR       ELEVEN MONTHS       YEAR
                                    ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                   MAY 31,         MAY 31,         JUNE 30,        MAY 31,         MAY 31,        JUNE 30,
                                    2002            2001             2000            2002           2001            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
ING EQUITY AND INCOME
 (NUMBER OF SHARES)
Shares sold                          262,677         397,383         168,630           9,956          27,145           4,284
Shares issued in merger                   --              --         813,022              --              --              --
Shares issued as reinvestment
 of dividends                         38,349         113,417         235,394           1,271           2,793           2,693
Shares redeemed                     (518,494)       (525,040)       (579,424)        (23,460)        (17,144)         (1,565)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (217,468)        (14,240)        637,622         (12,233)         12,794           5,412
                                ============    ============    ============    ============    ============    ============
ING EQUITY AND INCOME ($)
Shares sold                     $  3,148,057    $  5,227,356    $  2,578,680    $    123,222    $    389,776    $     66,184
Shares issued in merger                   --              --      12,280,463              --              --              --
Shares issued as reinvestment
 of dividends                        452,175       1,496,911       3,561,673          15,488          37,994          42,058
Shares redeemed                   (6,149,939)     (7,140,840)     (8,869,902)       (288,266)       (234,653)        (24,419)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $ (2,549,707)   $   (416,573)   $  9,550,914    $   (149,556)   $    193,117    $     83,823
                                ============    ============    ============    ============    ============    ============

                                               CLASS T SHARES
                                --------------------------------------------
                                     YEAR       ELEVEN MONTHS      PERIOD
                                    ENDED           ENDED           ENDED
                                   MAY 31,         MAY 31,        JUNE 30,
                                     2002            2001          2000(1)
                                ------------    ------------    ------------
ING EQUITY AND INCOME
 (NUMBER OF SHARES)
Shares sold                              325           4,667           1,889
Shares issued in merger                   --              --         737,757
Shares issued as reinvestment
 of dividends                         14,320          65,876              --
Shares redeemed                     (204,914)       (208,190)        (59,256)
                                ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (190,269)       (137,647)        680,390
                                ============    ============    ============
ING EQUITY AND INCOME ($)
Shares sold                     $      4,282    $     70,086    $     11,152
Shares issued in merger                   --              --      12,419,589
Shares issued as reinvestment
 of dividends                        189,047         970,115              --
Shares redeemed                   (2,740,344)     (3,166,380)       (946,072)
                                ------------    ------------    ------------
Net increase (decrease)         $ (2,547,015)   $ (2,126,179)   $ 11,484,669
                                ============    ============    ============

----------
(1)  Commenced offering of shares on March 31, 2000

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES

The Equity and Income Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- REORGANIZATIONS

On May 17, 2002, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                    ACQUIRED FUND
  ACQUIRING           ACQUIRED        TOTAL NET ASSETS OF    TOTAL NET ASSETS OF      UNREALIZED
    FUND                FUND             ACQUIRED FUND          ACQUIRING FUND       APPRECIATION
    ----                ----             -------------          --------------       ------------
MidCap             Pilgrim MidCap        $217,968,703             $84,663,797        $20,262,576
 Opportunities     Growth Fund
 Fund
SmallCap           Pilgrim SmallCap       191,995,534             319,795,499         16,636,048
 Opportunities     Growth Fund
 Fund

The net assets of MidCap Opportunities Fund and SmallCap Opportunities after the acquisition were approximately $302,632,500 and $511,791,033 respectively.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follows:

                                     ORDINARY        LONG-TERM       TAX RETURN
                                      INCOME       CAPITAL GAINS     OF CAPITAL
                                      ------       -------------     ----------
LargeCap Growth                    $    39,544      $        --      $        --
SmallCap Opportunities                      --       12,207,533               --
Large Company Value                    667,555        2,912,637          561,446
MagnaCap                             1,362,303       57,821,108               --
Convertible                          5,995,821        1,501,596               --
Equity and Income                    4,225,295          143,651               --

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts, presented on the Statements of Assets and Liabilities, based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

--------------------------------------------------------------------------------

Accordingly, the following amounts have been increased (decreased) through reclassification as of May 31, 2002:

                                                                            ACCUMULATED NET
                                     PAID-IN      UNDISTRIBUTED NET     REALIZED GAINS (LOSSES)
                                     CAPITAL      INVESTMENT INCOME         ON INVESTMENTS
                                     -------      -----------------         --------------
Growth + Value                   $ (8,514,877)      $  8,512,418             $      2,459
Growth Opportunities               (7,183,842)         7,224,856                  (41,014)
LargeCap Growth                    (5,832,166)         5,832,166                       --
MidCap Opportunities               93,302,912          1,564,711              (94,867,623)
SmallCap Opportunities             79,222,933          7,943,203              (87,166,136)
Research Enhanced Index              (535,040)           532,669                    2,371
Large Company Value                  (567,079)          (575,431)               1,142,510
MagnaCap                                   --            204,190                 (204,190)
MidCap Value                          (64,541)            64,541                       --
SmallCap Value                        (56,654)            56,654                       --
Convertible                                --            372,262                 (372,262)
Equity and Income                          --            (21,741)                  21,741

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

                             UNDISTRIBUTED      ACCUMULATED        UNREALIZED
                                ORDINARY         REALIZED         APPRECIATION/
                                 INCOME          GAIN/LOSS        DEPRECIATION
                                 ------          ---------        ------------
Growth + Value              $          --     $(443,996,279)     $   4,477,225
Growth Opportunities                   --      (407,063,615)         8,921,061
LargeCap Growth                        --      (346,606,915)        (7,446,741)
MidCap Opportunities                   --      (146,381,726)        (7,425,126)
SmallCap Opportunities                 --      (251,007,652)        11,415,661
Research Enhanced Index                --       (25,424,144)       (18,592,261)
Large Company Value                    --        (7,488,459)        (6,945,460)
MagnaCap                               --        (2,428,614)       (28,057,260)
MidCap Value                      560,392                --           (460,592)
SmallCap Value                    346,586                --           (118,048)
Convertible                     1,072,672       (97,587,259)         1,297,967
Equity and Income                 222,224        (3,553,889)        (8,468,712)

The aggregate value of the capital accounts as stated above on a tax basis for MidCap Value and SmallCap Value have a difference from their aggregate capital account totals on a book basis respectively of $37,333 and $37,333. These differences are due to temporary differences in their undistributed net investment income accounts.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2002:

                                                  AMOUNT        EXPIRATION DATES
                                                  ------        ----------------
Growth + Value                               $443,996,279         2009 - 2011
Growth Opportunities                          407,063,615         2009 - 2011
LargeCap Growth                               346,606,915         2008 - 2011
MidCap Opportunities                          146,381,726         2007 - 2010
SmallCap Opportunities                        251,007,652         2008 - 2011
Research Enhanced Index                        25,424,144         2008 - 2011
Large Company Value                             7,488,459            2011
MagnaCap                                        2,428,614            2011
Convertible                                    97,587,259         2010 - 2011
Equity and Income                               3,553,889         2010 - 2011

A portion of the amount of these losses may be limited in the future for LargeCap Growth, MidCap Opportunities, SmallCap Opportunities, Large Company Value, MagnaCap and Equity and Income due to previous fund mergers.

As of May 31, 2002, the following amounts represent distribution requirements of the Funds:

                                                                 ORDINARY INCOME
                                                                ----------------
MidCap Value                                                       $  560,392
SmallCap Value                                                        346,586
Convertible                                                         1,072,671
Equity and Income                                                     222,224

--------------------------------------------------------------------------------

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the seven months ended May 31, 2002, the Funds elected to defer losses occurring between November 1, 2001 and May 31, 2002 as follows:

                                                                  POST OCTOBER
                                                                CAPITAL/CURRENCY
                                                                LOSSES DEFERRED
                                                               -----------------
Growth + Value                                                    $22,437,379
Growth Opportunities                                               20,404,013
LargeCap Growth                                                    45,080,774
SmallCap Opportunities                                             45,408,586
Research Enhanced Index                                             6,324,846
Large Company Value                                                 7,488,459
MagnaCap                                                            2,428,614
Convertible                                                        13,769,665
Equity and Income                                                   1,495,208

NOTE 13 -- SUBSEQUENT EVENTS

Subsequent to May 31, 2002 the following funds declared dividends from net investment income of:

                                     PER SHARE
                                      AMOUNT       PAYABLE DATE    RECORD DATE
                                      ------       ------------    -----------
EQUITY AND INCOME
Class A                              $ 0.0564     July 3, 2002     June 28, 2002
Class B                              $ 0.0492     July 3, 2002     June 28, 2002
Class C                              $ 0.0504     July 3, 2002     June 28, 2002
Class Q                              $ 0.0518     July 3, 2002     June 28, 2002
Class T                              $ 0.0571     July 3, 2002     June 28, 2002
CONVERTIBLE
Class A                              $ 0.0956     July 3, 2002     June 28, 2002
Class B                              $ 0.0858     July 3, 2002     June 28, 2002
Class C                              $ 0.0870     July 3, 2002     June 28, 2002
Class Q                              $ 0.0991     July 3, 2002     June 28, 2002

ING
Growth + Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.68%
                         ADVERTISING: 1.14%
    196,350              Harte-Hanks, Inc.                         $  4,298,102
                                                                   ------------
                                                                      4,298,102
                                                                   ------------
                         AEROSPACE/DEFENSE: 1.80%
    107,400       @      L-3 Communications Holdings, Inc.            6,776,940
                                                                   ------------
                                                                      6,776,940
                                                                   ------------
                         AGRICULTURE: 2.26%
     65,100              RJ Reynolds Tobacco Holdings, Inc.           4,602,570
     95,200              Universal Corp.                              3,865,120
                                                                   ------------
                                                                      8,467,690
                                                                   ------------
                         APPAREL: 1.24%
     88,600       @      Coach, Inc.                                  4,630,236
                                                                   ------------
                                                                      4,630,236
                                                                   ------------
                         AUTO MANUFACTURERS: 1.44%
     90,200              Oshkosh Truck Corp.                          5,384,940
                                                                   ------------
                                                                      5,384,940
                                                                   ------------
                         CHEMICALS: 3.19%
    420,100              RPM, Inc.                                    6,612,374
    269,000              Schulman, Inc.                               5,334,270
                                                                   ------------
                                                                     11,946,644
                                                                   ------------
                         COMMERCIAL SERVICES: 5.63%
    203,400              Deluxe Corp.                                 9,201,816
    163,500       @      FTI Consulting, Inc.                         5,001,465
    230,300       @      PRG-Schultz Intl., Inc.                      3,219,594
     64,900       @      Rent-A-Center, Inc.                          3,683,075
                                                                   ------------
                                                                     21,105,950
                                                                   ------------
                         COMPUTERS: 2.55%
    239,700       @      Fidelity National Information
                           Solutions, Inc.                            6,948,903
    901,300       @      Silicon Graphics, Inc.                       2,622,783
                                                                   ------------
                                                                      9,571,686
                                                                   ------------
                         COSMETICS/PERSONAL CARE: 1.06%
     74,800              Alberto-Culver Co.                           3,962,156
                                                                   ------------
                                                                      3,962,156
                                                                   ------------
                         DISTRIBUTION/WHOLESALE: 3.49%
    206,800              Fastenal Co.                                 8,170,668
     93,500              WW Grainger, Inc.                            4,916,230
                                                                   ------------
                                                                     13,086,898
                                                                   ------------
                         ELECTRICAL EQUIPMENT: 1.27%
    177,100       @      Energizer Holdings, Inc.                     4,772,845
                                                                   ------------
                                                                      4,772,845
                                                                   ------------
                         ELECTRONICS: 3.91%
    213,700              Cubic Corp.                                  5,772,037
    205,700       @      Cymer, Inc.                                  8,892,411
                                                                   ------------
                                                                     14,664,448
                                                                   ------------
                         ENTERTAINMENT: 2.65%
    175,400       @      GTECH Holdings Corp.                         4,937,510
    249,900       @      Isle of Capri Casinos, Inc.                  4,990,503
                                                                   ------------
                                                                      9,928,013
                                                                   ------------
                         FOOD: 7.30%
    121,800              Dole Food Co.                                4,052,286
    119,800              Dreyer's Grand Ice Cream, Inc.               5,262,814
    373,400       @      Great Atlantic & Pacific Tea Co.             8,614,338
    137,900       @      Ralcorp Holdings, Inc.                       3,880,506
    183,400              Supervalu, Inc.                              5,535,012
                                                                   ------------
                                                                     27,344,956
                                                                   ------------
                         HEALTHCARE-PRODUCTS: 3.21%
    260,700       @      Hanger Orthopedic Group, Inc.                3,884,430
    173,300       @      Varian Medical Systems, Inc.                 8,127,770
                                                                   ------------
                                                                     12,012,200
                                                                   ------------
                         HEALTHCARE-SERVICES: 5.16%
    148,900       @      Anthem, Inc.                                10,557,010
    181,700       @      Oxford Health Plans                          8,757,940
                                                                   ------------
                                                                     19,314,950
                                                                   ------------
                         HOME BUILDERS: 4.14%
    405,000              DR Horton, Inc.                              9,930,600
     16,850       @      NVR, Inc.                                    5,577,350
                                                                   ------------
                                                                     15,507,950
                                                                   ------------
                         HOME FURNISHINGS: 2.11%
    142,700              Harman Intl. Industries, Inc.                7,891,310
                                                                   ------------
                                                                      7,891,310
                                                                   ------------
                         HOUSEWARES: 2.60%
    284,900              Newell Rubbermaid, Inc.                      9,729,335
                                                                   ------------
                                                                      9,729,335
                                                                   ------------
                         INSURANCE: 4.02%
    277,400              Brown & Brown, Inc.                          9,889,310
    125,900              Hilb Rogal & Hamilton Co.                    5,188,339
                                                                   ------------
                                                                     15,077,649
                                                                   ------------
                         INTERNET: 2.06%
    582,000       @      Net.B@nk, Inc.                               7,728,960
                                                                   ------------
                                                                      7,728,960
                                                                   ------------
                         LODGING: 1.22%
    155,700       @      Ameristar Casinos, Inc.                      4,562,010
                                                                   ------------
                                                                      4,562,010
                                                                   ------------
                         MACHINERY-DIVERSIFIED: 1.46%
    264,100              AGCO Corp.                                   5,480,075
                                                                   ------------
                                                                      5,480,075
                                                                   ------------
                         MEDIA: 3.49%
    218,000              Belo Corp.                                   5,223,280
    120,800              Media General, Inc.                          7,865,288
                                                                   ------------
                                                                     13,088,568
                                                                   ------------
                         MINING: 0.53%
    142,000      @@      Gold Fields Ltd. ADR                         1,978,060
                                                                   ------------
                                                                      1,978,060
                                                                   ------------
                         MISCELLANEOUS MANUFACTURER: 1.76%
     98,300              ITT Industries, Inc.                         6,586,100
                                                                   ------------
                                                                      6,586,100
                                                                   ------------
                         OIL & GAS: 1.07%
    296,400     @@,@     Hurricane Hydrocarbons                       3,992,212
                                                                   ------------
                                                                      3,992,212
                                                                   ------------
                         RETAIL: 19.35%
     94,000              Cato Corp.                                   2,538,940
    169,000              Fred's, Inc.                                 5,779,800
     65,600              Home Depot, Inc.                             2,734,864
    241,600       @      Michaels Stores, Inc.                       10,497,520
    116,500       @      Panera Bread Co.                             7,256,785
    372,200       @      Petsmart, Inc.                               6,118,968
    168,600       @      PF Chang's China Bistro, Inc.                5,533,452
    180,900              Pier 1 Imports, Inc.                         3,657,798
    272,100              Regis Corp.                                  7,836,480
    194,700       @      Sonic Automotive, Inc.                       6,444,570
    246,900       @      Sports Authority, Inc.                       3,177,603
    170,700       @      Yum! Brands, Inc.                           10,907,730
                                                                   ------------
                                                                     72,484,510
                                                                   ------------
                         SAVINGS & LOANS: 1.09%
    219,500              Waypoint Financial Corp.                     4,073,920
                                                                   ------------
                                                                      4,073,920
                                                                   ------------
                         SEMICONDUCTORS: 0.87%
    393,300       @      Silicon Image, Inc.                          3,244,724
                                                                   ------------
                                                                      3,244,724
                                                                   ------------
                         SOFTWARE: 4.70%
     92,400       @      ChoicePoint, Inc.                            5,507,964
    242,300       @      Dun & Bradstreet Corp.                       9,018,406
    356,200       @      VitalWorks, Inc.                             3,063,320
                                                                   ------------
                                                                     17,589,690
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Growth + Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                         TELECOMMUNICATIONS: 0.91%
    447,000      @@      Rostelecom ADR                               3,397,200
                                                                   ------------
                                                                      3,397,200
                                                                   ------------
                  Total Common Stock (Cost $365,203,702)            369,680,927
                                                                   ------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.78%
                  REPURCHASE AGREEMENT: 0.78%
$ 2,931,000       State Street Bank Repurchase Agreement 1.680%,
                    due 06/03/02, $2,931,410 to be received upon
                    repurchase (Collateralized by U.S. Treasury
                    Bond, 13.250%, Market Value $2,995,000, due
                    05/15/14)                                      $  2,931,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $2,931,000)                                 2,931,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $368,134,702)*                  99.46%   $372,611,927
                  OTHER ASSETS AND LIABILITIES-NET         0.54%      2,017,302
                                                         ------    ------------
                  NET ASSETS                             100.00%   $374,629,229
                                                         ======    ============
 @   Non-income producing security
 @@  Foreign Issuer
 ADR American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 19,161,214
                  Gross Unrealized Depreciation                     (14,683,989)
                                                                   ------------
                  Net Unrealized Appreciation                      $  4,477,225
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.65%
                         AEROSPACE/DEFENSE: 1.70%
     30,000              General Dynamics Corp.                    $  3,018,000
     31,400       @      L-3 Communications Holdings, Inc.            1,981,340
                                                                   ------------
                                                                      4,999,340
                                                                   ------------
                         APPAREL: 2.10%
     61,600       @      Coach, Inc.                                  3,219,216
     74,200       @      Jones Apparel Group, Inc.                    2,957,612
                                                                   ------------
                                                                      6,176,828
                                                                   ------------
                         AUTO MANUFACTURERS: 1.50%
     86,800              Ford Motor Co.                               1,532,020
     46,000              General Motors Corp.                         2,858,900
                                                                   ------------
                                                                      4,390,920
                                                                   ------------
                         AUTO PARTS & EQUIPMENT: 0.78%
    145,300              Delphi Corp.                                 2,288,475
                                                                   ------------
                                                                      2,288,475
                                                                   ------------
                         BANKS: 4.25%
     40,300              Bank of America Corp.                        3,055,143
     46,500              Charter One Financial, Inc.                  1,683,300
    119,200              North Fork Bancorporation, Inc.              4,685,752
     58,500              Wells Fargo & Co.                            3,065,400
                                                                   ------------
                                                                     12,489,595
                                                                   ------------
                         BIOTECHNOLOGY: 0.65%
     39,900       @      Amgen, Inc.                                  1,900,437
                                                                   ------------
                                                                      1,900,437
                                                                   ------------
                         BUILDING MATERIALS: 1.04%
     40,400       @      American Standard Cos., Inc.                 3,050,200
                                                                   ------------
                                                                      3,050,200
                                                                   ------------
                         COMMERCIAL SERVICES: 2.51%
    183,600       @      Caremark Rx, Inc.                            3,550,824
     92,100              Manpower, Inc.                               3,818,466
                                                                   ------------
                                                                      7,369,290
                                                                   ------------
                         COMPUTERS: 2.89%
     61,900       @      Apple Computer, Inc.                         1,442,270
    111,100       @      Dell Computer Corp.                          2,983,035
     65,000       @      Lexmark Intl., Inc.                          4,059,250
                                                                   ------------
                                                                      8,484,555
                                                                   ------------
                         DISTRIBUTION/WHOLESALE: 0.37%
     20,700              WW Grainger, Inc.                            1,088,406
                                                                   ------------
                                                                      1,088,406
                                                                   ------------
                         DIVERSIFIED FINANCIAL: 3.20%
     78,600              American Express Co.                         3,341,286
     52,400              Capital One Financial Corp.                  3,271,856
     68,200              Merrill Lynch & Co., Inc.                    2,776,422
                                                                   ------------
                                                                      9,389,564
                                                                   ------------
                         ELECTRICAL EQUIPMENT: 1.08%
    104,500       @      Advanced Energy Industries, Inc.             3,166,350
                                                                   ------------
                                                                      3,166,350
                                                                   ------------
                         ELECTRONICS: 3.31%
     95,100       @      Cymer, Inc.                                  4,111,173
     87,500       @      Gentex Corp.                                 2,706,375
     71,700       @      Photon Dynamics, Inc.                        2,895,246
                                                                   ------------
                                                                      9,712,794
                                                                   ------------
                         FOOD: 0.54%
     30,900       @      Whole Foods Market, Inc.                     1,581,153
                                                                   ------------
                                                                      1,581,153
                                                                   ------------
                         FOREST PRODUCTS & PAPER: 1.04%
     46,600              Weyerhaeuser Co.                             3,052,300
                                                                   ------------
                                                                      3,052,300
                                                                   ------------
                         HEALTHCARE-PRODUCTS: 4.25%
     85,800     @@,@     Alcon, Inc.                                  3,318,744
    145,200       @      Boston Scientific Corp.                      4,043,820
    104,300       @      Cytyc Corp.                                  1,699,047
     40,500       @      St Jude Medical, Inc.                        3,418,200
                                                                   ------------
                                                                     12,479,811
                                                                   ------------
                         HEALTHCARE-SERVICES: 10.44%
     74,400       A      Aetna, Inc.                                  3,560,040
     74,300       @      Anthem, Inc.                                 5,267,870
    221,400       @      Humana, Inc.                                 3,369,708
    120,100       @      Mid Atlantic Medical Services                4,312,791
     78,000       @      Odyssey HealthCare, Inc.                     2,749,500
     76,200       @      Oxford Health Plans                          3,672,840
     50,000       @      Pediatrix Medical Group, Inc.                1,902,500
     27,600       @      Quest Diagnostics                            2,412,792
     75,300       @      Triad Hospitals, Inc.                        3,402,807
                                                                   ------------
                                                                     30,650,848
                                                                   ------------
                         HOME FURNISHINGS: 0.64%
     42,100              Maytag Corp.                                 1,885,659
                                                                   ------------
                                                                      1,885,659
                                                                   ------------
                         INSURANCE: 3.99%
     30,600              Brown & Brown, Inc.                          1,090,890
     28,600              PMI Group, Inc.                              2,448,160
     80,400      @@      Renaissance Holdings Ltd.                    2,974,800
    160,400     @@,@     Willis Group Holdings Ltd.                   5,217,812
                                                                   ------------
                                                                     11,731,662
                                                                   ------------
                         INTERNET: 0.44%
     23,500       @      eBay, Inc.                                   1,297,435
                                                                   ------------
                                                                      1,297,435
                                                                   ------------
                         IRON/STEEL: 1.31%
     57,600              Nucor Corp.                                  3,840,192
                                                                   ------------
                                                                      3,840,192
                                                                   ------------
                         LEISURE TIME: 0.75%
     72,100              Carnival Corp.                               2,191,840
                                                                   ------------
                                                                      2,191,840
                                                                   ------------
                         MEDIA: 2.88%
     46,800       @      Lin TV Corp.                                 1,277,640
    169,100              Walt Disney Co.                              3,874,081
     86,700       @      Westwood One, Inc.                           3,307,605
                                                                   ------------
                                                                      8,459,326
                                                                   ------------
                         OIL & GAS: 6.40%
     96,100              ENSCO Intl., Inc.                            3,147,275
    165,700              GlobalSantaFe Corp.                          5,592,375
     96,800     @@,@     Precision Drilling Corp.                     3,644,520
     89,300       @      Pride Intl., Inc.                            1,732,420
     80,500              Transocean, Inc.                             3,072,685
     79,600              XTO Energy, Inc.                             1,612,696
                                                                   ------------
                                                                     18,801,971
                                                                   ------------
                         OIL & GAS SERVICES: 3.65%
     89,900              Baker Hughes, Inc.                           3,294,835
     54,100       @      Cooper Cameron Corp.                         3,044,207
    125,000              Halliburton Co.                              2,318,750
     41,000       @      Weatherford Intl., Inc.                      2,064,350
                                                                   ------------
                                                                     10,722,142
                                                                   ------------
                         PACKAGING & CONTAINERS: 1.26%
    159,800       @      Pactiv Corp.                                 3,702,566
                                                                   ------------
                                                                      3,702,566
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                         PHARMACEUTICALS: 4.20%
     42,000              AmerisourceBergen Corp.                   $  3,237,780
     37,900              D&K Healthcare Resources, Inc.               1,268,892
     54,600       @      Gilead Sciences, Inc.                        1,947,036
     89,000       @      Medimmune, Inc.                              2,894,280
     44,500       @@     Teva Pharmaceutical Industries ADR           2,982,835
                                                                   ------------
                                                                     12,330,823
                                                                   ------------

                         RETAIL: 20.63%
     56,700       @      Advance Auto Parts                           3,277,260
     41,800       @      Autozone, Inc.                               3,421,330
    101,600              Blockbuster, Inc.                            2,794,000
     63,400              Circuit City Stores, Inc.                    1,452,494
    103,900       @      Dollar Tree Stores, Inc.                     4,184,053
     53,300       @      Federated Department Stores                  2,207,153
    274,900              Gap, Inc.                                    4,005,293
    155,300       @      Hollywood Entertainment Corp.                3,006,608
     39,400       @      Kohl's Corp.                                 2,955,000
     86,500       @      Linens 'N Things, Inc.                       2,655,550
     65,300              Lowe's Cos, Inc.                             3,079,548
     90,600       @      Michaels Stores, Inc.                        3,936,570
    113,400       @      Petco Animal Supplies, Inc.                  2,898,504
    103,400              Pier 1 Imports, Inc.                         2,090,748
    188,200       @      Staples, Inc.                                3,967,256
     55,100       @      Urban Outfitters, Inc.                       1,629,858
    139,400              Wendy's Intl., Inc.                          5,293,017
    195,000       @      Williams-Sonoma, Inc.                        6,241,950
     23,200       @      Yum! Brands, Inc.                            1,482,480
                                                                   ------------
                                                                     60,578,672
                                                                   ------------
                         SEMICONDUCTORS: 10.54%
     51,900       @      Kla-Tencor Corp.                             2,705,547
    178,400       @      Lam Research Corp.                           4,056,816
    126,000     @@, @    Marvell Technology Group Ltd.                3,966,480
    105,900       @      Microchip Technology, Inc.                   3,166,410
    102,800       @      National Semiconductor Corp.                 3,155,960
    110,800       @      Novellus Systems, Inc.                       4,706,784
     51,400       @      QLogic Corp.                                 2,350,008
    135,400     @@, @    Taiwan Semiconductor Manufacturing
                           Co. Ltd. ADR                               2,244,933
    544,800     @@, @    United Microelectronics Corp. ADR            4,630,800
                                                                   ------------
                                                                     30,983,738
                                                                   ------------
                         TELECOMMUNICATIONS: 0.99%
    181,900              Motorola, Inc.                               2,908,581
                                                                   ------------
                                                                      2,908,581
                                                                   ------------
                         TEXTILES: 0.32%
     14,500       @      Mohawk Industries, Inc.                        950,040
                                                                   ------------
                                                                        950,040
                                                                   ------------
                         Total Common Stock (Cost $277,440,143)     292,655,513
                                                                   ------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.34%
                  REPURCHASE AGREEMENT: 0.34%
$   986,000       State Street Bank Repurchase Agreement dated
                    5/31/02, 1.680%, due 06/03/02, $986,138 to
                    be received upon repurchase (Collateralized
                    by U.S. Treasury Note, 5.750%, Market Value
                    $1,007,525, due 08/15/03)                      $    986,000
                                                                   ------------
                  Total Short-Term Investment (Cost $986,000)           986,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $278,426,143)*                  99.99%   $293,641,513
                  OTHER ASSETS AND LIABILITIES-NET         0.01%         39,434
                                                         ------    ------------
                  NET ASSETS                             100.00%   $293,680,947
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
ADR  American Depository Receipt

* Cost for federal income tax purposes is $284,720,452. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 15,427,265
                  Gross Unrealized Depreciation                      (6,506,204)
                                                                   ------------
                  Net Unrealized Appreciation                      $  8,921,061
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCK: 98.63%
                         AEROSPACE/DEFENSE: 5.67%
     63,100              General Dynamics Corp.                    $  6,347,860
    106,400              Lockheed Martin Corp.                        6,602,120
     65,700              Raytheon Co.                                 2,903,940
                                                                   ------------
                                                                     15,853,920
                                                                   ------------
                         AUTO MANUFACTURERS: 4.39%
    166,100              Ford Motor Co.                               2,931,665
    150,000              General Motors Corp.                         9,322,500
                                                                   ------------
                                                                     12,254,165
                                                                   ------------
                         BANKS: 6.62%
     84,100              Bank of America Corp.                        6,375,621
    249,200              US Bancorp                                   5,893,580
    118,600              Wells Fargo & Co.                            6,214,640
                                                                   ------------
                                                                     18,483,841
                                                                   ------------
                         BIOTECHNOLOGY: 0.87%
     50,800       @      Amgen, Inc.                                  2,419,604
                                                                   ------------
                                                                      2,419,604
                                                                   ------------
                         COMMERCIAL SERVICES: 2.33%
    208,000       @      Concord EFS, Inc.                            6,504,160
                                                                   ------------
                                                                      6,504,160
                                                                   ------------
                         COMPUTERS: 5.76%
    215,400       @      Dell Computer Corp.                          5,783,490
     70,300              International Business Machines Corp.        5,655,635
     74,700       @      Lexmark Intl., Inc.                          4,665,015
                                                                   ------------
                                                                     16,104,140
                                                                   ------------
                         COSMETICS/PERSONAL CARE: 0.97%
     51,300              Avon Products, Inc.                          2,716,335
                                                                   ------------
                                                                      2,716,335
                                                                   ------------
                         DIVERSIFIED FINANCIAL SERVICES: 7.49%
    214,600              American Express Co.                         9,122,646
    102,100              Capital One Financial Corp.                  6,375,124
    133,500              Merrill Lynch & Co., Inc.                    5,434,785
                                                                   ------------
                                                                     20,932,555
                                                                   ------------
                         FOREST PRODUCTS & PAPER: 1.28%
     54,500              Weyerhaeuser Co.                             3,569,750
                                                                   ------------
                                                                      3,569,750
                                                                   ------------
                         HEALTHCARE-PRODUCTS: 4.49%
    164,100     @,@@     Alcon, Inc.                                  6,347,388
    222,300       @      Boston Scientific Corp.                      6,191,055
                                                                   ------------
                                                                     12,538,443
                                                                   ------------
                         HEALTHCARE-SERVICES: 4.39%
     63,200       @      Tenet Healthcare Corp.                       4,708,400
    102,000       @      Wellpoint Health Networks                    7,564,320
                                                                   ------------
                                                                     12,272,720
                                                                   ------------
                         INTERNET: 0.45%
     22,600       @      eBay, Inc.                                   1,247,746
                                                                   ------------
                                                                      1,247,746
                                                                   ------------
                         MEDIA: 5.90%
     87,800       @      Clear Channel Communications, Inc.           4,673,594
    146,400       @      Univision Communications, Inc.               5,856,000
    121,800       @      Viacom, Inc.                                 5,963,328
                                                                   ------------
                                                                     16,492,922
                                                                   ------------
                         MINING: 1.05%
     76,800      @@      Alcan, Inc.                                  2,926,080
                                                                   ------------
                                                                      2,926,080
                                                                   ------------
                         MISCELLANEOUS MANUFACTURING: 2.31%
     51,500              3M Co.                                       6,459,645
                                                                   ------------
                                                                      6,459,645
                                                                   ------------
                         OIL & GAS SERVICES: 5.02%
    224,400              Baker Hughes, Inc.                           8,224,260
    115,300       @      Weatherford Intl., Inc.                      5,805,355
                                                                   ------------
                                                                     14,029,615
                                                                   ------------
                         PHARMACEUTICALS: 1.04%
     43,200      @@      Teva Pharmaceutical Industries ADR           2,895,696
                                                                   ------------
                                                                      2,895,696
                                                                   ------------
                         RETAIL: 15.11%
     40,600       @      Autozone, Inc.                               3,323,110
    123,700       @      Bed Bath & Beyond, Inc.                      4,242,910
    532,800              Gap, Inc. (The)                              7,762,896
    305,000              JC Penney Co, Inc.                           7,460,300
     82,000       @      Kohl's Corp.                                 6,150,000
    119,100              Sears Roebuck and Co.                        7,032,855
     97,800       @      Yum! Brands, Inc.                            6,249,420
                                                                   ------------
                                                                     42,221,491
                                                                   ------------
                         SEMICONDUCTORS: 16.60%
    221,100       @      Applied Materials, Inc.                      4,903,998
     49,900       @      Emulex Corp.                                 1,502,489
     98,700              Intel Corp.                                  2,726,094
     85,700       @      Kla-Tencor Corp.                             4,467,541
    116,700       @      Micron Technology, Inc.                      2,751,786
    132,100       @      Novellus Systems, Inc.                       5,611,608
    346,100     @,@@     Taiwan Semiconductor Manufacturing
                           Co. Ltd. ADR                               5,738,338
    187,100       @      Teradyne, Inc.                               5,066,668
    200,700              Texas Instruments, Inc.                      5,754,069
    924,400     @,@@     United Microelectronics Corp. ADR            7,857,400
                                                                   ------------
                                                                     46,379,991
                                                                   ------------
                         SOFTWARE: 2.12%
     86,700              Adobe Systems, Inc.                          3,129,870
     55,000       @      Microsoft Corp.                              2,800,050
                                                                   ------------
                                                                      5,929,920
                                                                   ------------
                         TELECOMMUNICATIONS: 4.77%
    543,600       @      Cisco Systems, Inc.                          8,578,008
    296,400              Motorola, Inc.                               4,739,436
                                                                   ------------
                                                                     13,317,444
                                                                   ------------
                         Total Common Stock (Cost $270,117,049)     275,550,183
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.82%
                  REPURCHASE AGREEMENT: 1.82%
$ 5,093,000       State Street Repurchase Agreement dated
                    05/31/02, 1.680%, due 06/03/02,
                    $5,093,713 to be received upon
                    repurchase (Collateralized by U.S.
                    Treasury Bonds, 6.125%, Market Value
                    5,196,918, due 11/15/27)                       $  5,093,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $5,093,000)                                 5,093,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $275,210,049)*                 100.45%   $280,643,183
                  OTHER ASSETS AND LIABILITIES-NET        -0.45%     (1,269,978)
                                                         ------    ------------
                  NET ASSETS                             100.00%   $279,373,205
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $288,089,924. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    705,352
                  Gross Unrealized Depreciation                      (8,152,093)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (7,446,741)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.04%
                         AEROSPACE/DEFENSE: 1.83%
     26,200       @      L-3 Communications Holdings, Inc.         $  1,653,220
     29,300              Northrop Grumman Corp.                       3,554,383
                                                                   ------------
                                                                      5,207,603
                                                                   ------------
                         APPAREL: 2.58%
     51,100       @      Coach, Inc.                                  2,670,486
     68,400       @      Jones Apparel Group, Inc.                    2,726,424
     64,000              Liz Claiborne, Inc.                          1,960,320
                                                                   ------------
                                                                      7,357,230
                                                                   ------------
                         AUTO PARTS & EQUIPMENT: 0.83%
     51,400       @      Lear Corp.                                   2,375,708
                                                                   ------------
                                                                      2,375,708
                                                                   ------------
                         BANKS: 5.29%
    130,400              AmSouth BanCorp.                             2,894,880
    108,500              Charter One Financial, Inc.                  3,927,700
    116,000              North Fork Bancorporation, Inc.              4,559,960
     72,200              TCF Financial Corp.                          3,700,972
                                                                   ------------
                                                                     15,083,512
                                                                   ------------
                         BEVERAGES: 1.45%
    190,000              Coca-Cola Enterprises, Inc.                  4,132,500
                                                                   ------------
                                                                      4,132,500
                                                                   ------------
                         BIOTECHNOLOGY: 0.83%
     47,600       @      Biogen, Inc.                                 2,374,288
                                                                   ------------
                                                                      2,374,288
                                                                   ------------
                         BUILDING MATERIALS: 0.59%
     22,100       @      American Standard Cos., Inc.                 1,668,550
                                                                   ------------
                                                                      1,668,550
                                                                   ------------
                         COMMERCIAL SERVICES: 4.97%
     70,100       @      Career Education Corp.                       3,056,360
    179,400       @      Caremark Rx, Inc.                            3,469,596
    144,500       @      KPMG Consulting, Inc.                        2,245,530
     61,000              Manpower, Inc.                               2,529,060
     68,800       @      Weight Watchers Intl., Inc.                  2,854,512
                                                                   ------------
                                                                     14,155,058
                                                                   ------------
                         COMPUTERS: 1.34%
    163,800       @      Apple Computer, Inc.                         3,816,540
                                                                   ------------
                                                                      3,816,540
                                                                   ------------
                         DIVERSIFIED FINANCIAL SERVICES: 0.75%
     60,800       @      AmeriCredit Corp.                            2,134,080
                                                                   ------------
                                                                      2,134,080
                                                                   ------------
                         ELECTRONICS: 3.41%
     53,700     @,@@     Flextronics Intl. Ltd.                         710,451
     93,000       @      Gentex Corp.                                 2,876,490
    251,200       @      Vishay Intertechnology, Inc.                 6,169,472
                                                                   ------------
                                                                      9,756,413
                                                                   ------------
                         FOOD: 0.23%
     12,600       @      Whole Foods Market, Inc.                       644,742
                                                                   ------------
                                                                        644,742
                                                                   ------------
                         FOREST PRODUCTS & PAPER: 1.02%
     52,500              Boise Cascade Corp.                          1,867,950
     18,500              Temple-Inland, Inc.                          1,030,080
                                                                   ------------
                                                                      2,898,030
                                                                   ------------
                         HEALTHCARE-PRODUCTS: 0.58%
    101,500       @      Cytyc Corp.                                  1,653,435
                                                                   ------------
                                                                      1,653,435
                                                                   ------------
                         HEALTHCARE-SERVICES: 8.23%
     78,100       A      Aetna, Inc.                                  3,737,085
     47,400       @      Anthem, Inc.                                 3,360,660
    122,500       @      Community Health Systems, Inc.               3,606,400
     92,000       @      Laboratory Corp. of America Holdings         4,512,600
     75,700       @      Oxford Health Plans                          3,648,740
      8,500       @      Quest Diagnostics                              743,070
     85,100       @      Triad Hospitals, Inc.                        3,845,669
                                                                   ------------
                                                                     23,454,224
                                                                   ------------
                         HOME BUILDERS: 0.50%
     57,950              DR Horton, Inc.                              1,420,934
                                                                   ------------
                                                                      1,420,934
                                                                   ------------
                         HOME FURNISHINGS: 0.65%
     41,600              Maytag Corp.                                 1,863,264
                                                                   ------------
                                                                      1,863,264
                                                                   ------------
                         INSURANCE: 5.51%
     37,100              PMI Group, Inc.                              3,175,760
    110,900       @      Principal Financial Group                    3,371,360
    149,400      @@      RenaissanceRe Holdings Ltd.                  5,527,800
    111,300     @,@@     Willis Group Holdings Ltd.                   3,620,589
                                                                   ------------
                                                                     15,695,509
                                                                   ------------
                         INTERNET: 0.35%
     52,100       @      Network Associates, Inc.                     1,008,135
                                                                   ------------
                                                                      1,008,135
                                                                   ------------
                         IRON/STEEL: 1.18%
     50,600              Nucor Corp.                                  3,373,502
                                                                   ------------
                                                                      3,373,502
                                                                   ------------
                         LODGING: 1.50%
     61,500       @      Harrah's Entertainment, Inc.                 2,930,475
     42,400       @      Mandalay Resort Group                        1,382,240
                                                                   ------------
                                                                      4,312,715
                                                                   ------------
                         MEDIA: 3.09%
     38,200              Scripps Co.                                  2,929,558
     90,600       @      Univision Communications, Inc.               3,624,000
     59,200       @      Westwood One, Inc.                           2,258,480
                                                                   ------------
                                                                      8,812,038
                                                                   ------------
                         OIL & GAS: 6.34%
     44,500              Diamond Offshore Drilling                    1,500,985
     84,300              ENSCO Intl., Inc.                            2,760,825
     78,700              GlobalSantaFe Corp.                          2,656,125
    192,400       @      Pioneer Natural Resources Co.                4,642,612
    230,800       @      Pride Intl., Inc.                            4,477,520
    100,200              XTO Energy, Inc.                             2,030,052
                                                                   ------------
                                                                     18,068,119
                                                                   ------------
                         OIL & GAS SERVICES: 5.45%
    123,200       @      Cooper Cameron Corp.                         6,932,464
    121,400              Halliburton Co.                              2,251,970
     75,900       @      National-Oilwell, Inc.                       1,938,486
     87,600       @      Weatherford Intl., Inc.                      4,410,660
                                                                   ------------
                                                                     15,533,580
                                                                   ------------
                         PACKAGING & CONTAINERS: 1.11%
    136,300       @      Pactiv Corp.                                 3,158,071
                                                                   ------------
                                                                      3,158,071
                                                                   ------------
                         PHARMACEUTICALS: 4.57%
     53,200              AmerisourceBergen Corp.                      4,101,188
     37,100              D&K Healthcare Resources, Inc.               1,242,108
     52,900       @      Gilead Sciences, Inc.                        1,886,414
     87,700       @      Medimmune, Inc.                              2,852,004
     43,800      @@      Teva Pharmaceutical Industries ADR           2,935,914
                                                                   ------------
                                                                     13,017,628
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                         RETAIL: 12.75%
     73,600       @      Advance Auto Parts                        $  4,254,080
     64,800              Circuit City Stores, Inc.                    1,484,568
    155,500       @      Dollar Tree Stores, Inc.                     6,261,985
     87,900       @      Michaels Stores, Inc.                        3,819,255
     83,200              Pier 1 Imports, Inc.                         1,682,304
     43,300              Ross Stores, Inc.                            1,825,528
     40,800              Tiffany & Co.                                1,530,000
    137,600              Wendy's Intl., Inc.                          5,224,672
    207,000       @      Williams-Sonoma, Inc.                        6,626,070
     57,000       @      Yum! Brands, Inc.                            3,642,300
                                                                   ------------
                                                                     36,350,762
                                                                   ------------
                         SAVINGS & LOANS: 0.49%
     49,200              New York Community BanCorp., Inc.            1,397,772
                                                                   ------------
                                                                      1,397,772
                                                                   ------------
                         SEMICONDUCTORS: 14.34%
    286,100       @      Atmel Corp.                                  2,351,742
    211,600       @      Fairchild Semiconductor Intl., Inc.          5,321,740
     82,800       @      Integrated Device Technology, Inc.           2,106,432
     78,400       @      Intersil Corp.                               1,883,168
    184,000       @      Lam Research Corp.                           4,184,160
     45,600       @      LSI Logic Corp.                                519,840
     82,500     @,@@     Marvell Technology Group Ltd.                2,597,100
    215,100       @      Microchip Technology, Inc.                   6,431,490
    194,100       @      National Semiconductor Corp.                 5,958,870
    109,500       @      Novellus Systems, Inc.                       4,651,560
     83,400       @      QLogic Corp.                                 3,813,048
     38,800       @      Teradyne, Inc.                               1,050,704
                                                                   ------------
                                                                     40,869,854
                                                                   ------------
                         SOFTWARE: 3.12%
    153,600     @,@@     Cognos, Inc.                                 3,740,160
     80,700       @      Electronic Arts, Inc.                        5,164,800
                                                                   ------------
                                                                      8,904,960
                                                                   ------------
                         TELECOMMUNICATIONS: 2.48%
  1,019,700       @      Nextel Communications, Inc.                  4,955,742
     94,400       @      Utstarcom, Inc.                              2,100,400
                                                                   ------------
                                                                      7,056,142
                                                                   ------------
                         TEXTILES: 0.45%
     19,400       @      Mohawk Industries, Inc.                      1,271,088
                                                                   ------------
                                                                      1,271,088
                                                                   ------------
                         TOYS/GAMES/HOBBIES: 1.23%
    164,500              Mattel, Inc.                                 3,493,980
                                                                   ------------
                                                                      3,493,980
                                                                   ------------

                  Total Common Stock (Cost $267,767,074)            282,319,966
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $267,767,074)*                  99.04%   $282,319,966
                  OTHER ASSETS AND LIABILITIES-NET         0.96%      2,730,792
                                                         ------    ------------
                  NET ASSETS                             100.00%   $285,050,758
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
ADR  American Depository Receipt

* Cost for federal income tax purposes is $269,482,517. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 20,171,436
                  Gross Unrealized Depreciation                      (7,333,987)
                                                                   ------------
                  Net Unrealized Appreciation                      $ 12,837,449
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.58%
                         ADVERTISING: 0.81%
    115,400       @      Getty Images, Inc.                        $  3,878,594
                                                                   ------------
                                                                      3,878,594
                                                                   ------------
                         APPAREL: 0.76%
    222,500       @      Gymboree Corp.                               3,649,000
                                                                   ------------
                                                                      3,649,000
                                                                   ------------
                         AUTO PARTS & EQUIPMENT: 1.97%
     74,400       @      Aftermarket Technology Corp.                 1,764,694
    103,000       @      American Axle & Manufacturing
                           Holdings, Inc.                             3,110,600
     82,500              ArvinMeritor, Inc.                           2,202,750
     50,300       @      Lear Corp.                                   2,324,866
                                                                   ------------
                                                                      9,402,910
                                                                   ------------
                         BANKS: 0.55%
     77,900              East-West
                         BanCorp., Inc.                               2,630,683
                                                                   ------------
                                                                      2,630,683
                                                                   ------------
                         BIOTECHNOLOGY: 1.40%
     79,700       @      Charles River Laboratories Intl., Inc.       2,928,975
      3,200       @      Exact Sciences Corp.                            42,240
     43,000       @      InterMune, Inc.                              1,150,250
     70,100       @      Martek Biosciences Corp.                     1,706,935
     38,900       @      Myriad Genetics, Inc.                          867,081
                                                                   ------------
                                                                      6,695,481
                                                                   ------------
                         COMMERCIAL SERVICES: 4.97%
    120,600       @      Career Education Corp.                       5,258,160
     70,400       @      Cross Country, Inc.                          2,569,600
     77,100       @      FTI Consulting, Inc.                         2,358,489
    172,200       @      Medical Staffing Network Holdings, Inc.      4,434,150
    264,900       @      PRG-Schultz Intl., Inc.                      3,703,302
     95,000       @      Rent-A-Center, Inc.                          5,391,250
                                                                   ------------
                                                                     23,714,951
                                                                   ------------
                         COMPUTERS: 3.40%
     66,000       @      Cognizant Technology Solutions Corp.         3,218,820
     48,900       @      Fidelity National Information
                           Solutions, Inc.                            1,417,611
     79,200       @      Manhattan Associates, Inc.                   2,193,840
     40,600       @      Pec Solutions, Inc.                          1,081,584
    319,600       @      Silicon Storage Technology, Inc.             3,451,680
     43,400       @      SRA Intl., Inc.                              1,002,540
    237,900       @      Synaptics, Inc.                              3,853,980
                                                                   ------------
                                                                     16,220,055
                                                                   ------------
                         ELECTRICAL COMPONENTS & EQUIPMENT: 1.12%
    176,400       @      Advanced Energy Industries, Inc.             5,344,920
                                                                   ------------
                                                                      5,344,920
                                                                   ------------
                         ELECTRONICS: 3.36%
    224,600       @      Cymer, Inc.                                  9,709,458
    156,600       @      Photon Dynamics, Inc.                        6,323,508
                                                                   ------------
                                                                     16,032,966
                                                                   ------------
                         ENVIRONMENTAL CONTROL: 0.70%
     48,400       @      Stericycle, Inc.                             3,327,984
                                                                   ------------
                                                                      3,327,984
                                                                   ------------
                         FOOD: 0.56%
     73,200       @      J&J Snack Foods Corp.                        2,649,840
                                                                   ------------
                                                                      2,649,840
                                                                   ------------
                         HAND/MACHINE TOOLS: 0.60%
    113,100              Regal-Beloit Corp.                           2,850,120
                                                                   ------------
                                                                      2,850,120
                                                                   ------------
                         HEALTHCARE-PRODUCTS: 3.75%
     64,400       @      Advanced Neuromodulation Systems, Inc.       2,056,936
     88,800       @      American Medical Systems Holdings, Inc.      2,042,400
     72,100              Mentor Corp.                                 2,757,104
    205,700       @      Ocular Sciences, Inc.                        5,788,398
    256,000       @      Wright Medical Group, Inc.                   5,273,600
                                                                   ------------
                                                                     17,918,438
                                                                   ------------
                         HEALTHCARE-SERVICES: 9.19%
    128,500       @      Coventry Health Care, Inc.                   3,989,925
     57,600       @      Dianon Systems, Inc.                         3,715,200
    139,400       @      Health Net, Inc.                             4,035,630
     65,900       @      LabOne, Inc.                                 1,535,470
    157,400       @      Mid Atlantic Medical Services                5,652,234
    188,600       @      Odyssey HealthCare, Inc.                     6,648,150
     88,600       @      Pacificare Health Systems                    2,457,764
    116,400       @      Pediatrix Medical Group, Inc.                4,429,020
    164,550       @      Province Healthcare Co.                      4,189,443
    221,900       @      Sierra Health Services                       4,160,625
     98,100       @      United Surgical Partners Intl., Inc.         3,047,967
                                                                   ------------
                                                                     43,861,428
                                                                   ------------
                         HOME BUILDERS: 2.05%
     29,900       @      Beazer Homes USA, Inc.                       2,338,778
     80,200              Standard-Pacific Corp.                       2,646,600
    165,700       @      WCI Communities, Inc.                        4,805,300
                                                                   ------------
                                                                      9,790,678
                                                                   ------------
                         HOME FURNISHINGS: 0.74%
     63,800              Harman Intl. Industries, Inc.                3,528,140
                                                                   ------------
                                                                      3,528,140
                                                                   ------------
                         INSURANCE: 1.59%
    160,900       @      Arch Capital Group Ltd.                      4,778,730
     78,800              Brown & Brown, Inc.                          2,809,220
                                                                   ------------
                                                                      7,587,950
                                                                   ------------
                         INTERNET: 1.01%
     19,500       @      Macromedia, Inc.                               432,900
    330,700       @      Net.B@nk, Inc.                               4,391,696
                                                                   ------------
                                                                      4,824,596
                                                                   ------------
                         IRON/STEEL: 0.76%
    204,200       @      Steel Dynamics, Inc.                         3,638,844
                                                                   ------------
                                                                      3,638,844
                                                                   ------------
                         LEISURE TIME: 0.71%
     92,700       @      Nautilus Group, Inc.                         3,388,185
                                                                   ------------
                                                                      3,388,185
                                                                   ------------
                         LODGING: 0.50%
    142,800       @      Station Casinos, Inc.                        2,377,620
                                                                   ------------
                                                                      2,377,620
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                         MEDIA: 4.18%
    306,000       @      Cumulus Media, Inc.                       $  6,588,180
    228,700       @      Lin TV Corp.                                 6,243,510
    205,500       @      Radio One, Inc.                              4,547,715
    331,800       @      Regent Communications, Inc.                  2,571,450
                                                                   ------------
                                                                     19,950,855
                                                                   ------------
                         METAL FABRICATE/HARDWARE: 0.89%
    126,500       @      Shaw Group, Inc.                             4,231,425
                                                                   ------------
                                                                      4,231,425
                                                                   ------------
                         MINING: 0.19%
     52,000       @      Liquidmetal Technologies                       923,000
                                                                   ------------
                                                                        923,000
                                                                   ------------
                         MISCELLANEOUS MANUFACTURING: 1.47%
     60,700       @      Actuant Corp.                                2,421,930
     50,300              AO Smith Corp.                               1,498,940
     92,100       @      CoorsTek, Inc.                               3,089,955
                                                                   ------------
                                                                      7,010,825
                                                                   ------------
                         OIL & GAS: 3.10%
     62,500       @      Evergreen Resources, Inc.                    2,793,750
    232,200     @,@@     Precision Drilling Corp.                     8,742,330
     85,000       @      Spinnaker Exploration Co.                    3,253,800
                                                                   ------------
                                                                     14,789,880
                                                                   ------------
                         OIL & GAS SERVICES: 5.84%
     70,300       @      Cooper Cameron Corp.                         3,955,781
    483,600       @      Grant Prideco, Inc.                          7,254,000
    445,400       @      Horizon Offshore, Inc.                       4,396,098
    131,700       @      Lone Star Technologies                       3,160,800
    155,100       @      Newpark Resources                            1,219,086
     42,500       @      Smith Intl., Inc.                            3,118,650
    237,300       @      Varco Intl., Inc.                            4,800,579
                                                                   ------------
                                                                     27,904,994
                                                                   ------------
                         PHARMACEUTICALS: 4.19%
     72,100       @      Accredo Health, Inc.                         3,889,074
     43,700       @      Antigenics, Inc.                               440,059
    207,700       @      Eon Labs, Inc.                               3,323,200
    127,200       @      First Horizon Pharmaceutical Corp.           2,813,664
      9,700       @      Neurocrine Biosciences, Inc.                   314,571
    110,200       @      Sangstat Medical Corp.                       2,424,400
     62,200       @      Scios, Inc.                                  1,570,550
    107,600       @      Trimeris, Inc.                               5,246,576
                                                                   ------------
                                                                     20,022,094
                                                                   ------------
                         RETAIL: 19.26%
     86,500       @      AC Moore Arts & Crafts, Inc.                 3,690,955
     42,400       @      Advance Auto Parts                           2,450,720
     80,500       @      Aeropostale, Inc.                            2,133,250
    186,500       @      AnnTaylor Stores Corp.                       5,311,520
    200,500       @      Asbury Automotive Group, Inc.                3,909,750
    347,000       @      Big Lots, Inc.                               6,211,300
    134,900       @      Chico's FAS, Inc.                            5,162,623
     62,900       @      Christopher & Banks Corp.                    2,502,162
     80,300       @      Circuit City Stores, Inc.                    2,125,541
    260,200       @      CSK Auto Corp.                               4,160,598
    135,600       @      Gart Sports Co.                              4,240,212
    169,800       @      Goody's Family Clothing, Inc.                1,726,866
    261,500       @      Hollywood Entertainment Corp.                5,062,640
    149,900       @      J Jill Group, Inc.                           4,883,742
    120,700              Landry's Restaurants, Inc.                   3,065,780
    139,900       @      Linens 'N Things, Inc.                       4,294,930
     67,000       @      Men's Wearhouse, Inc.                        1,894,760
     87,600       @      Movie Gallery, Inc.                          1,568,040
    224,800       @      Petco Animal Supplies, Inc.                  5,745,888
    315,200       @      Petsmart, Inc.                               5,181,888
     99,000       @      PF Chang's China Bistro, Inc.                3,249,180
    167,200              Pier 1 Imports, Inc.                         3,380,784
    263,000       @      Restoration Hardware, Inc.                   2,117,150
     75,800       @      Too, Inc.                                    2,319,480
    159,600       @      Urban Outfitters, Inc.                       4,720,968
     36,900       @      Wet Seal, Inc.                                 858,663
                                                                   ------------
                                                                     91,969,390
                                                                   ------------
                         SEMICONDUCTORS: 12.39%
    161,800       @      Actel Corp.                                  3,980,280
    226,100       @      Asyst Technologies, Inc.                     3,843,700
    103,400       @      ATMI, Inc.                                   2,755,610
    277,400       @      August Technology Corp.                      3,387,054
    817,700       @      ChipPAC, Inc.                                7,097,636
    162,600              Cohu, Inc.                                   3,983,700
     99,800       @      Exar Corp.                                   2,152,686
    161,400              Helix Technology Corp.                       3,817,110
    197,100       @      Integrated Circuit Systems, Inc.             4,107,564
    130,900       @      Kulicke & Soffa Industries, Inc.             1,911,140
    237,400       @      Microsemi Corp.                              3,449,422
    148,100       @      MKS Instruments, Inc.                        4,546,670
     70,900       @      Mykrolis Corp.                                 957,150
    110,600       @      Omnivision Technologies, Inc.                1,406,832
    132,300       @      Power Integrations, Inc.                     2,983,365
    224,300       @      Silicon Laboratories, Inc.                   5,356,284
     48,900       @      Varian Semiconductor Equipment
                           Associates, Inc.                           1,945,731
     60,900       @      Zoran Corp.                                  1,476,825
                                                                   ------------
                                                                     59,158,759
                                                                   ------------
                         SOFTWARE: 3.94%
    247,500       @      Activision, Inc.                             8,073,450
    236,300       @      IDX Systems Corp.                            4,194,325
     82,500       @      Manugistics Group, Inc.                        652,575
    258,300       @      Per-Se Technologies, Inc.                    2,789,640
    103,400       @      Pinnacle Systems, Inc.                       1,133,264
    227,900       @      VitalWorks, Inc.                             1,959,940
                                                                   ------------
                                                                     18,803,194
                                                                   ------------
                         TOYS/GAMES/HOBBIES: 0.63%
    152,500       @      Racing Champions Ertl Corp.                  3,016,450
                                                                   ------------
                                                                      3,016,450
                                                                   ------------
                         Total Common Stock (Cost $443,829,808)     461,094,249
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 3.05%
                  REPURCHASE AGREEMENT: 3.05%
$14,579,000       State Street Bank Repurchase Agreement,
                    dated 05/31/02, 1.680%, due 06/03/02,
                    $14,581,041 to be received upon
                    repurchase (Collateralized by
                    $9,935,000 USTB, 13.250% Market Value
                    $14,877,663, due 05/15/14)                     $ 14,579,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $14,579,000)                               14,579,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $458,408,808)*                  99.63%   $475,673,249
                  OTHER ASSETS AND LIABILITIES-NET         0.37%      1,761,675
                                                         ------    ------------
                  NET ASSETS                             100.00%   $477,434,924
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer

* Cost for federal income tax purposes is $464,257,588. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 29,608,963
                  Gross Unrealized Depreciation                     (18,193,302)
                                                                   ------------
                  Net Unrealized Appreciation                      $ 11,415,661
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Research
Enhanced Index
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.40%
                  ADVERTISING: 0.17%
      2,450       Omnicom Group                                    $    211,606
                                                                   ------------
                                                                        211,606
                                                                   ------------
                  AEROSPACE/DEFENSE: 1.15%
      2,600       General Dynamics Corp.                                261,560
        500       Goodrich Corp.                                         16,705
      5,900       Lockheed Martin Corp.                                 366,095
      1,550       Northrop Grumman Corp.                                188,030
      2,000       Raytheon Co.                                           88,400
      2,150       Rockwell Collins, Inc.                                 55,900
      6,000       United Technologies Corp.                             413,220
                                                                   ------------
                                                                      1,389,910
                                                                   ------------
                  AGRICULTURE: 0.08%
      2,450       UST, Inc.                                              93,909
                                                                   ------------
                                                                         93,909
                                                                   ------------
                  AIRLINES: 0.06%
      3,950       Southwest Airlines Co.                                 67,269
                                                                   ------------
                                                                         67,269
                                                                   ------------
                  APPAREL: 0.31%
        600   @   Jones Apparel Group, Inc.                              23,916
      1,600       Liz Claiborne, Inc.                                    49,008
      3,450       Nike, Inc.                                            185,438
        300   @   Reebok Intl. Ltd.                                       7,854
      2,450       VF Corp.                                              104,125
                                                                   ------------
                                                                        370,341
                                                                   ------------
                  AUTO MANUFACTURERS: 0.81%
     22,950       Ford Motor Co.                                        405,068
      7,400       General Motors Corp.                                  459,910
        800       Navistar Intl. Corp.                                   28,408
      1,950       Paccar, Inc.                                           86,268
                                                                   ------------
                                                                        979,654
                                                                   ------------
                  AUTO PARTS & EQUIPMENT: 0.31%
      1,000       Cooper Tire & Rubber Co.                               22,840
      1,850       Dana Corp.                                             39,442
      7,250       Delphi Corp.                                          114,187
      2,400       Goodyear Tire & Rubber Co.                             52,608
      2,400       TRW, Inc.                                             131,760
      1,100       Visteon Corp.                                          17,325
                                                                   ------------
                                                                        378,162
                                                                   ------------
                  BANKS: 6.79%
      5,750       AmSouth Bancorp                                       127,650
     26,900       Bank of America Corp.                               2,039,289
     15,150       Bank One Corp.                                        615,545
      5,600       BB&T Corp.                                            210,448
      3,345       Charter One Financial, Inc.                           121,089
      2,350       Comerica, Inc.                                        150,635
      2,950       Fifth Third Bancorp                                   192,251
      1,600       First Tennessee National Corp.                         62,320
     13,100       FleetBoston Financial Corp.                           461,644
      3,700       Huntington Bancshares, Inc.                            73,889
      7,300       Keycorp                                               199,290
      1,400       Marshall & Ilsley Corp.                                86,926
      5,550       Mellon Financial Corp.                                205,905
      8,550       National City Corp.                                   284,544
      3,550       PNC Financial Services Group, Inc.                    199,687
      2,900       Regions Financial Corp.                               104,545
      5,000       SouthTrust Corp.                                      129,850
      4,000       State Street Corp.                                    185,840
      4,000       SunTrust Banks, Inc.                                  273,200
      2,050       Union Planters Corp.                                  102,848
     24,800       US Bancorp                                            586,520
     17,250       Wachovia Corp.                                        661,883
     21,450       Wells Fargo & Co.                                   1,123,980
        500       Zions Bancorporation                                   27,535
                                                                   ------------
                                                                      8,227,313
                                                                   ------------
                  BEVERAGES: 3.16%
     11,200       Anheuser-Busch Cos., Inc.                             578,032
        400       Brown-Forman Corp.                                     31,484
     32,100       Coca-Cola Co.                                       1,783,476
      5,750       Coca-Cola Enterprises, Inc.                           125,062
        600       Coors (Adolph)                                         40,044
      3,400       Pepsi Bottling Group, Inc.                            112,268
     22,200       PepsiCo, Inc.                                       1,153,956
                                                                   ------------
                                                                      3,824,322
                                                                   ------------
                  BIOTECHNOLOGY: 0.79%
     13,150   @   Amgen, Inc.                                           626,334
        750   @   Biogen, Inc.                                           37,410
        900   @   Chiron Corp.                                           32,580
      2,850   @   Genzyme Corp.                                          91,286
      6,850   @   Immunex Corp.                                         172,894
                                                                   ------------
                                                                        960,504
                                                                   ------------
                  BUILDING MATERIALS: 0.27%
      1,000   @   American Standard Cos., Inc.                           75,500
      6,100       Masco Corp.                                           162,626
      1,800       Vulcan Materials Co.                                   86,094
                                                                   ------------
                                                                        324,220
                                                                   ------------
                  CHEMICALS: 1.31%
      3,050       Air Products & Chemicals, Inc.                        152,958
      1,400       Ashland, Inc.                                          53,186
      4,500       Dow Chemical Co. (The)                                150,030
     13,050       Du Pont (E.I.) de Nemours & Co.                       600,300
      1,800       Ecolab, Inc.                                           85,824
      1,850       Engelhard Corp.                                        57,572
      1,600       International Flavors & Fragrances, Inc.               54,496
      2,200       PPG Industries, Inc.                                  125,796
      2,300       Praxair, Inc.                                         128,800
      2,950       Rohm & Haas Co.                                       111,156
      2,300       Sherwin-Williams Co.                                   72,680
                                                                   ------------
                                                                      1,592,798
                                                                   ------------
                  COMMERCIAL SERVICES: 0.85%
      2,100   @   Apollo Group, Inc.                                     72,408
      6,500   @   Concord EFS, Inc.                                     203,255
      2,450   @   Convergys Corp.                                        64,288
      1,300       Deluxe Corp.                                           58,812
      1,700       Equifax, Inc.                                          46,971
      2,450       H&R Block, Inc.                                       110,005
      4,150       McKesson Corp.                                        155,625
      2,200       Moody's Corp.                                         105,952
      1,850       Paychex, Inc.                                          64,103
      2,950   @   Quintiles Transnational Corp.                          41,920
      2,150   @   Robert Half Intl., Inc.                                53,062
      1,700       RR Donnelley & Sons Co.                                49,011
                                                                   ------------
                                                                      1,025,412
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Research
Enhanced Index
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  COMPUTERS: 4.34%
      4,300   @   Apple Computer, Inc.                             $    100,190
      2,300   @   Computer Sciences Corp.                               108,951
     57,050   @   Dell Computer Corp.                                 1,531,792
      6,000       Electronic Data Systems Corp.                         316,920
     27,400   @   EMC Corp.-Mass.                                       198,650
     37,387       Hewlett-Packard Co.                                   713,718
     22,050       International Business Machines Corp.               1,773,922
      1,700   @   Lexmark Intl., Inc.                                   106,165
      4,300   @   Network Appliance, Inc.                                55,943
     18,700 @,@@  Seagate Technology, Inc.                                1,496
     41,300   @   Sun Microsystems, Inc.                                284,557
      1,700   @   Unisys Corp.                                           19,448
      2,050   @   Veritas Software Corp.                                 46,473
                                                                   ------------
                                                                      5,258,225
                                                                   ------------
                  COSMETICS/PERSONAL CARE: 3.43%
        400       Alberto-Culver Co.                                     21,188
      3,350       Avon Products, Inc.                                   177,383
      7,500       Colgate-Palmolive Co.                                 406,500
     18,100       Gillette Co.                                          643,817
      6,550       Kimberly-Clark Corp.                                  425,226
     27,700       Procter & Gamble Co.                                2,480,535
                                                                   ------------
                                                                      4,154,649
                                                                   ------------
                  DISTRIBUTION/WHOLESALE: 0.14%
      2,300       Genuine Parts Co.                                      84,065
      1,600       WW Grainger, Inc.                                      84,128
                                                                   ------------
                                                                        168,193
                                                                   ------------
                  DIVERSIFIED FINANCIAL SERVICES: 7.66%
     16,850       American Express Co.                                  716,294
      2,100       Bear Stearns Cos., Inc.                               126,105
      2,950       Capital One Financial Corp.                           184,198
     64,900       Citigroup, Inc.                                     2,802,382
      2,200       Countrywide Credit Ind., Inc.                         108,482
     21,300       Fannie Mae                                          1,704,213
     11,800       Freddie Mac                                           773,490
      7,900       Household Intl., Inc.                                 404,085
     25,600       JP Morgan Chase & Co.                                 920,320
      3,200       Lehman Brothers Holdings, Inc.                        195,200
     10,650       MBNA Corp.                                            385,637
     10,900       Merrill Lynch & Co., Inc.                             443,739
      5,600       Morgan Stanley Dean Witter & Co.                      254,576
      2,250       SLM Corp.                                             217,080
      1,100       Stilwell Financial, Inc.                               23,760
        600       T Rowe Price Group, Inc.                               21,666
                                                                   ------------
                                                                      9,281,227
                                                                   ------------
                  ELECTRIC: 2.60%
      3,100   @   AES Corp.                                              20,305
      1,600       Allegheny Energy, Inc.                                 57,488
      4,500       American Electric Power Co., Inc.                     192,285
      2,400       Cinergy Corp.                                          87,480
      2,800       Consolidated Edison, Inc.                             122,556
      2,200       Constellation Energy Group, Inc.                       66,594
      3,700       Dominion Resources, Inc.                              239,686
      2,050       DTE Energy Co.                                         95,940
     10,350       Duke Energy Corp.                                     331,303
      4,800   @   Edison Intl.                                           89,568
      2,700       Entergy Corp.                                         118,746
      1,700       Exelon Corp.                                           90,933
      4,100       FirstEnergy Corp.                                     141,491
      2,500       FPL Group, Inc.                                       157,475
      7,050   @   Mirant Corp.                                           66,975
      2,850       NiSource, Inc.                                         69,055
      6,900   @   PG&E Corp.                                            148,350
      1,500       Pinnacle West Capital Corp.                            60,165
        800       PPL Corp.                                              28,312
      2,850       Progress Energy, Inc.                                 147,773
      2,850       Public Service Enterprise Group, Inc.                 129,048
      7,000       Reliant Energy, Inc.                                  119,070
      8,750       Southern Co.                                          236,250
      2,150       TECO Energy, Inc.                                      53,535
      3,350       TXU Corp.                                             171,955
      4,900       XCEL Energy, Inc.                                     105,301
                                                                   ------------
                                                                      3,147,639
                                                                   ------------
                  ELECTRICAL COMPONENTS & EQUIPMENT: 0.34%
      1,050   @   American Power Conversion                              14,658
      5,200       Emerson Electric Co.                                  300,820
      2,600       Molex, Inc.                                            98,150
                                                                   ------------
                                                                        413,628
                                                                   ------------

                 See Accompanying Notes to Financial Statements

                                       89
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             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  ELECTRONICS: 0.65%
      6,200   @   Agilent Technologies, Inc.                       $    163,494
      3,050       Applera Corp.                                              --
                  Applied Biosystems Group                               55,510
      3,550   @   Jabil Circuit, Inc.                                    81,508
      1,250       Johnson Controls, Inc.                                110,075
      1,500       Parker Hannifin Corp.                                  73,500
      6,150   @   Sanmina Corp.                                          70,725
     13,850   @   Solectron Corp.                                       111,908
      1,500   @   Tektronix, Inc.                                        30,420
      2,100   @   Thermo Electron Corp.                                  38,556
      1,900   @   Waters Corp.                                           50,654
                                                                   ------------
                                                                        786,350
                                                                   ------------
                  ENGINEERING & CONSTRUCTION: 0.03%
      1,000       Fluor Corp.                                            37,600
                                                                   ------------
                                                                         37,600
                                                                   ------------
                  ENTERTAINMENT: 0.04%
        750   @   International Game Technology                          46,875
                                                                   ------------
                                                                         46,875
                                                                   ------------
                  ENVIRONMENTAL CONTROL: 0.22%
      3,200   @   Allied Waste Industries, Inc.                          35,840
      8,600       Waste Management, Inc.                                236,070
                                                                   ------------
                                                                        271,910
                                                                   ------------
                  FOOD: 2.12%
      5,350       Albertson's, Inc.                                     188,159
      9,560       Archer-Daniels-Midland Co.                            139,098
      2,000       Campbell Soup Co.                                      56,500
      6,900       Conagra Foods, Inc.                                   169,809
      5,000       General Mills, Inc.                                   227,500
      1,750       Hershey Foods Corp.                                   116,778
      4,300       HJ Heinz Co.                                          174,709
      5,050       Kellogg Co.                                           185,335
     10,250   @   Kroger Co.                                            229,088
      2,800   @   Safeway, Inc.                                         113,820
     10,900       Sara Lee Corp.                                        229,772
      2,200       Supervalu, Inc.                                        66,396
      6,650       Sysco Corp.                                           185,203
      7,400  @@   Unilever NV ADR                                       484,848
                                                                   ------------
                                                                      2,567,015
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 0.46%
        500       Boise Cascade Corp.                                    17,790
      2,800       Georgia-Pacific Corp.                                  74,732
      6,700       International Paper Co.                               288,770
      2,400       Plum Creek Timber Co., Inc.                            72,888
        450       Temple-Inland, Inc.                                    25,056
      1,200       Weyerhaeuser Co.                                       78,600
                                                                   ------------
                                                                        557,836
                                                                   ------------
                  GAS: 0.16%
      1,700       KeySpan Corp.                                          64,362
        550       Nicor, Inc.                                            26,433
        550       Peoples Energy Corp.                                   21,659
      3,250       Sempra Energy                                          81,282
                                                                   ------------
                                                                        193,736
                                                                   ------------
                  HAND/MACHINE TOOLS: 0.09%
      1,000       Black & Decker Corp.                                   47,790
        500       Snap-On, Inc.                                          15,800
      1,150       Stanley Works                                          48,967
                                                                   ------------
                                                                        112,557
                                                                   ------------
                  HEALTHCARE-PRODUCTS: 4.03%
      1,000       Bausch & Lomb, Inc.                                    37,770
      5,650       Becton Dickinson & Co.                                212,440
      1,350       Biomet, Inc.                                           38,111
      5,700   @   Boston Scientific Corp.                               158,745
        900       CR Bard, Inc.                                          49,590
      4,300   @   Guidant Corp.                                         172,000
     52,100       Johnson & Johnson                                   3,196,335
     15,350       Medtronic, Inc.                                       708,402
      1,900   @   St. Jude Medical, Inc.                                160,360
      1,050       Stryker Corp.                                          57,288
      2,600   @   Zimmer Holdings, Inc.                                  90,948
                                                                   ------------
                                                                      4,881,989
                                                                   ------------
                  HEALTHCARE-SERVICES: 1.45%
      2,000       Aetna, Inc.                                            95,700
      6,400       HCA, Inc.                                             314,432
      1,700   @   Health Management Associates, Inc.                     35,003
      6,100   @   Healthsouth Corp.                                      86,315
      2,400   @   Humana, Inc.                                           36,528
      1,200   @   Manor Care, Inc.                                       31,080
      4,400   @   Tenet Healthcare Corp.                                327,800
      6,650       UnitedHealth Group, Inc.                              603,820
      3,050   @   Wellpoint Health Networks                             226,188
                                                                   ------------
                                                                      1,756,866
                                                                   ------------
                  HOME BUILDERS: 0.04%
      1,000       KB Home                                                51,530
                                                                   ------------
                                                                         51,530
                                                                   ------------
                  HOME FURNISHINGS: 0.16%
      3,100       Leggett & Platt, Inc.                                  81,592
        800       Maytag Corp.                                           35,832
      1,150       Whirlpool Corp.                                        82,110
                                                                   ------------
                                                                        199,534
                                                                   ------------
                  HOUSEHOLD PRODUCTS/
                  WARES: 0.34%
      1,500       Avery Dennison Corp.                                   98,055
      3,800       Clorox Co.                                            174,040
      2,500       Fortune Brands, Inc.                                  134,125
                                                                   ------------
                                                                        406,220
                                                                   ------------
                  HOUSEWARES: 0.09%
      3,300       Newell Rubbermaid, Inc.                               112,695
                                                                   ------------
                                                                        112,695
                                                                   ------------
                  INSURANCE: 4.65%
      3,350  @@   ACE Ltd.                                              115,943
      2,600       Aflac, Inc.                                            83,616
      9,250       Allstate Corp.                                        355,940
      1,450       AMBAC Financial Group, Inc.                            97,672
     32,924       American Intl. Group                                2,204,920
      3,550       AON Corp.                                             118,676
      2,350       Chubb Corp.                                           176,626
      1,850       Cigna Corp.                                           196,193
      1,950       Cincinnati Financial Corp.                             88,491
      3,200       Hartford Financial Services Group, Inc.               211,200
      2,200       Jefferson-Pilot Corp.                                 104,742
      3,850       John Hancock Financial Services, Inc.                 141,257
      2,300       Lincoln National Corp.                                103,086
      3,750       Marsh & McLennan Cos., Inc.                           378,375
      2,150       MBIA, Inc.                                            120,636
      9,600       Metlife, Inc.                                         319,008
      1,350       MGIC Investment Corp.                                  98,253
      3,800       Progressive Corp.                                     224,998
      2,000       Safeco Corp.                                           63,980
      2,600       St. Paul Cos.                                         110,786
      1,800       Torchmark Corp.                                        72,648
      3,600       UnumProvident Corp.                                    91,080
      1,750  @@   XL Capital Ltd.                                       154,910
                                                                   ------------
                                                                      5,633,036
                                                                   ------------

                 See Accompanying Notes to Financial Statements

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Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  INTERNET: 0.13%
      1,300   @   TMP Worldwide, Inc.                              $     35,113
      7,700   @   Yahoo, Inc.                                           123,354
                                                                   ------------
                                                                        158,467
                                                                   ------------
                  IRON/STEEL: 0.06%
      1,100       Nucor Corp.                                            73,337
                                                                   ------------
                                                                         73,337
                                                                   ------------
                  LEISURE TIME: 0.26%
      1,400       Brunswick Corp.                                        37,240
      3,950       Harley-Davidson, Inc.                                 207,691
      1,750   @   Sabre Holdings Corp.                                   68,950
                                                                   ------------
                                                                        313,881
                                                                   ------------
                  LODGING: 0.34%
      2,600   @   Harrah's Entertainment, Inc.                          123,890
      4,100       Hilton Hotels Corp.                                    58,220
      3,100       Marriott Intl., Inc.                                  125,364
      3,100       Starwood Hotels & Resorts Worldwide, Inc.             109,709
                                                                   ------------
                                                                        417,183
                                                                   ------------
                  MACHINERY-DIVERSIFIED: 0.26%
      3,250       Deere & Co.                                           152,750
      2,750       Dover Corp.                                            97,873
      2,800       Rockwell Automation, Inc.                              61,432
                                                                   ------------
                                                                        312,055
                                                                   ------------
                  MEDIA: 2.70%
     22,300   @   AOL Time Warner, Inc.                                 417,010
      7,400   @   Clear Channel Communications, Inc.                    393,902
     11,850   @   Comcast Corp.                                         333,696
        500       Dow Jones & Co., Inc.                                  27,525
      3,500       Gannett Co., Inc.                                     265,300
      1,150       Knight-Ridder, Inc.                                    75,705
      2,700       McGraw-Hill Cos., Inc.                                170,451
      2,200       New York Times Co.                                    110,594
      3,700       Tribune Co.                                           157,287
     22,200   @   Viacom, Inc.                                        1,086,912
     10,300       Walt Disney Co.                                       235,973
                                                                   ------------
                                                                      3,274,355
                                                                   ------------
                  MINING: 0.69%
      4,250  @@   Alcan, Inc.                                           161,925
     10,800       Alcoa, Inc.                                           377,784
        800 @,@@  Inco Ltd.                                              18,128
      5,150       Newmont Mining Corp.                                  160,731
      1,400       Phelps Dodge Corp.                                     54,614
      4,300  @@   Placer Dome, Inc.                                      58,480
                                                                   ------------
                                                                        831,662
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 5.50%
      8,450       3M Co.                                              1,059,884
      1,350       Cooper Industries Ltd.                                 58,550
      1,000       Crane Co.                                              27,730
      2,000       Danaher Corp.                                         139,240
      4,350       Eastman Kodak Co.                                     144,725
      1,450       Eaton Corp.                                           117,189
    124,900       General Electric Co.                                3,889,386
      4,100       Honeywell Intl., Inc.                                 160,720
      4,200       Illinois Tool Works, Inc.                             298,326
        850  @@   Ingersoll-Rand Co.                                     42,798
      1,100       ITT Industries, Inc.                                   73,700
      1,750       Textron, Inc.                                          82,110
     25,900  @@   Tyco Intl. Ltd.                                       568,505
                                                                   ------------
                                                                      6,662,863
                                                                   ------------
                  OFFICE/BUSINESS
                  EQUIPMENT: 0.17%
      3,200       Pitney Bowes, Inc.                                    131,040
      8,650       Xerox Corp.                                            77,591
                                                                   ------------
                                                                        208,631
                                                                   ------------
                  OIL & GAS: 5.71%
      1,150       Amerada Hess Corp.                                     94,587
      2,300       Apache Corp.                                          128,064
      1,050       Burlington Resources, Inc.                             42,630
     17,391       ChevronTexaco Corp.                                 1,517,365
      8,750       Conoco, Inc.                                          235,200
      2,100       Devon Energy Corp.                                    109,725
        850       EOG Resources, Inc.                                    34,850
     44,350       Exxon Mobil Corp.                                   1,770,895
      5,900       Marathon Oil Corp.                                    161,778
      1,800   @   Noble Corp.                                            77,076
      6,350       Occidental Petroleum Corp.                            189,611
      4,990       Phillips Petroleum Co.                                287,175
     34,550  @@   Royal Dutch Petroleum Co. ADR                       1,900,250
      1,700       Sunoco, Inc.                                           60,452
      4,700       Transocean, Inc.                                      179,399
      3,600       Unocal Corp.                                          132,552
                                                                   ------------
                                                                      6,921,609
                                                                   ------------
                  OIL & GAS SERVICES: 0.10%
      2,000   @   BJ Services Co.                                        75,040
      2,300       Halliburton Co.                                        42,665
                                                                   ------------
                                                                        117,705
                                                                   ------------
                  PACKAGING & CONTAINERS: 0.15%
        800       Ball Corp.                                             33,264
        950       Bemis Co.                                              47,405
      3,350   @   Pactiv Corp.                                           77,619
        500   @   Sealed Air Corp.                                       22,375
                                                                   ------------
                                                                        180,663
                                                                   ------------

                 See Accompanying Notes to Financial Statements

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Enhanced Index
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  PHARMACEUTICALS: 7.52%
     19,750       Abbott Laboratories                              $    938,125
      1,850       Allergan, Inc.                                        116,735
        100       AmerisourceBergen Corp.                                 7,709
     24,600       Bristol-Myers Squibb Co.                              765,552
     14,200       Eli Lilly & Co.                                       918,740
      2,300   @   Forest Laboratories, Inc.                             169,809
      3,500   @   King Pharmaceuticals, Inc.                             94,675
      3,700   @   Medimmune, Inc.                                       120,324
     28,750       Merck & Co., Inc.                                   1,641,625
     79,100       Pfizer, Inc.                                        2,736,860
     16,400       Pharmacia Corp.                                       708,316
     18,250       Schering-Plough Corp.                                 482,712
      1,500   @   Watson Pharmaceuticals, Inc.                           39,000
      6,600       Wyeth                                                 366,300
                                                                   ------------
                                                                      9,106,482
                                                                   ------------
                  PIPELINES: 0.31%
      5,000       Dynegy, Inc.                                           44,450
      6,850       EL Paso Corp.                                         175,703
      1,550       Kinder Morgan, Inc.                                    67,037
      6,400       Williams Cos., Inc.                                    90,880
                                                                   ------------
                                                                        378,070
                                                                   ------------
                  REITS: 0.23%
      5,700       Equity Office Properties Trust                        171,798
      3,550       Equity Residential                                    102,737
                                                                   ------------
                                                                        274,535
                                                                   ------------
                  RETAIL: 8.01%
      1,350   @   Autozone, Inc.                                        110,498
      3,550   @   Bed Bath & Beyond, Inc.                               121,765
      5,500   @   Best Buy Co., Inc.                                    254,100
      5,400       Circuit City Stores, Inc.                             123,714
      6,100   @   Costco Wholesale Corp.                                239,547
      2,050       Darden Restaurants, Inc.                               51,516
      4,700       Dollar General Corp.                                   80,793
      2,400       Family Dollar Stores                                   86,400
      2,500   @   Federated Department Stores                           103,525
     11,550       Gap, Inc. (The)                                       168,283
     39,800       Home Depot, Inc.                                    1,659,262
      5,550       JC Penney Co, Inc.                                    135,753
      4,300   @   Kohl's Corp.                                          322,500
     13,150       Lowe's Cos., Inc.                                     620,154
     11,400       Ltd. Brands                                           239,286
      4,100       May Department Stores Co.                             144,238
     16,550       McDonald's Corp.                                      495,507
      7,550   @   Office Depot, Inc.                                    138,014
      3,800       RadioShack Corp.                                      130,112
      4,400       Sears Roebuck and Co.                                 259,820
      6,600   @   Staples, Inc.                                         139,128
      5,250   @   Starbucks Corp.                                       127,470
     11,400       Target Corp.                                          472,530
      1,900       Tiffany & Co.                                          71,250
      7,200       TJX Cos., Inc.                                        151,848
     56,950       Wal-Mart Stores, Inc.                               3,080,995
      1,000       Wendy's Intl., Inc.                                    37,970
      2,050   @   Yum! Brands, Inc.                                     130,995
                                                                   ------------
                                                                      9,696,973
                                                                   ------------
                  SAVINGS & LOANS: 0.68%
      2,600       Golden West Financial Corp.                           181,896
     16,500       Washington Mutual, Inc.                               641,355
                                                                   ------------
                                                                        823,251
                                                                   ------------
                  SEMICONDUCTORS: 4.19%
      2,000   @   Altera Corp.                                           36,060
      4,950   @   Analog Devices, Inc.                                  181,269
     21,100   @   Applied Materials, Inc.                               467,998
      4,000   @   Applied Micro Circuits Corp.                           24,600
      3,600   @   Broadcom Corp.                                         81,180
      3,500   @   Conexant Systems, Inc.                                 25,025
     83,800       Intel Corp.                                         2,314,556
      2,600   @   Kla-Tencor Corp.                                      135,538
      6,950       Linear Technology Corp.                               258,888
      3,350   @   LSI Logic Corp.                                        38,190
      4,150   @   Maxim Integrated Products                             190,900
      2,000   @   National Semiconductor Corp.                           61,400
      2,000   @   Novellus Systems, Inc.                                 84,960
      1,900   @   Nvidia Corp.                                           63,574
      2,500   @   PMC - Sierra, Inc.                                     35,550
      1,350   @   QLogic Corp.                                           61,722
        950   @   Teradyne, Inc.                                         25,726
     29,300       Texas Instruments, Inc.                               840,031
      4,350   @   Xilinx, Inc.                                          153,381
                                                                   ------------
                                                                      5,080,548
                                                                   ------------
                  SOFTWARE: 4.96%
      3,000       Adobe Systems, Inc.                                   108,300
      2,000       Autodesk, Inc.                                         27,000
      8,300       Automatic Data Processing                             430,936
      3,050   @   BMC Software, Inc.                                     51,576
      2,600   @   Citrix Systems, Inc.                                   27,742
      7,600       Computer Associates Intl., Inc.                       131,936
      4,650   @   Compuware Corp.                                        34,271
      5,050       First Data Corp.                                      399,960
      2,800   @   Fiserv, Inc.                                          119,112
      1,500       IMS Health, Inc.                                       31,575
      3,050   @   Intuit, Inc.                                          133,376
      1,000   @   Mercury Interactive Corp.                              33,860
     67,550   @   Microsoft Corp.                                     3,438,970
     95,600   @   Oracle Corp.                                          755,240
      6,950   @   Peoplesoft, Inc.                                      142,683
      2,450   @   Rational Software Corp.                                27,881
      6,100   @   Siebel Systems, Inc.                                  111,325
                                                                   ------------
                                                                      6,005,743
                                                                   ------------

                 See Accompanying Notes to Financial Statements

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Enhanced Index
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                  TELECOMMUNICATIONS: 6.92%
      3,800       Alltel Corp.                                     $    195,662
      1,350   @   Andrew Corp.                                           23,260
     47,050       AT&T Corp.                                            563,188
     35,886   @   AT&T Wireless Services, Inc.                          291,035
     24,900       BellSouth Corp.                                       828,672
      2,100       CenturyTel, Inc.                                       65,100
    155,300   @   Cisco Systems, Inc.                                 2,450,634
      2,200   @   Citizens Communications Co.                            20,680
      2,850   @   Comverse Technology, Inc.                              33,773
     17,550   @   JDS Uniphase Corp.                                     61,601
     27,550       Motorola, Inc.                                        440,524
      3,850   @   Qualcomm, Inc.                                        121,814
     42,200       SBC Communications, Inc.                            1,447,038
      2,600       Scientific-Atlanta, Inc.                               50,570
     12,750       Sprint Corp.-FON Group                                209,737
      5,500   @   Sprint Corp.-PCS Group                                 57,420
      5,300   @   Tellabs, Inc.                                          51,198
     34,250       Verizon Communications, Inc.                        1,472,750
                                                                   ------------
                                                                      8,384,656
                                                                   ------------
                  TEXTILES: 0.11%
      2,500       Cintas Corp.                                          130,525
                                                                   ------------
                                                                        130,525
                                                                   ------------
                  TOBACCO: 0.52%
     10,950       Philip Morris Cos., Inc.                              626,888
                                                                   ------------
                                                                        626,888
                                                                   ------------
                  TOYS/GAMES/HOBBIES: 0.20%
      2,000       Hasbro, Inc.                                           30,600
      9,800       Mattel, Inc.                                          208,152
                                                                   ------------
                                                                        238,752
                                                                   ------------
                  TRANSPORTATION: 0.58%
      5,000       Burlington Northern Santa Fe Corp.                    141,500
      3,050       CSX Corp.                                             104,920
      4,000       FedEx Corp.                                           215,800
      1,900       Norfolk Southern Corp.                                 40,223
      3,300       Union Pacific Corp.                                   202,092
                                                                   ------------
                                                                        704,535
                                                                   ------------
                  Total Common Stock
                    (Cost $123,702,275)                             120,408,099
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 123,702,275)*                 99.40%   $120,408,099
                  OTHER ASSETS AND LIABILITIES-NET         0.60%        723,870
                                                        -------    ------------
                    NET ASSETS                           100.00%   $121,131,969
                                                        =======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $139,000,359. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  5,901,347
                  Gross Unrealized Depreciation                     (24,493,607)
                                                                   ------------
                  Net Unrealized Depreciation                      $(18,592,260)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Large Company
Value Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 88.75%
                  BANKS: 1.35%
    102,600       US Banorp                                        $  2,426,490
                                                                   ------------
                                                                      2,426,490
                                                                   ------------
                  BEVERAGES: 1.37%
     44,400       Coca-Cola Co.                                       2,466,864
                                                                   ------------
                                                                      2,466,864
                                                                   ------------
                  COMMERCIAL SERVICES: 1.00%
     98,400   @   Cendant Corp.                                       1,798,752
                                                                   ------------
                                                                      1,798,752
                                                                   ------------
                  COMPUTERS: 2.02%
    190,174       Hewlett-Packard Co.                                 3,630,422
                                                                   ------------
                                                                      3,630,422
                                                                   ------------
                  COSMETICS/PERSONAL CARE: 1.37%
     38,100       Kimberly-Clark Corp.                                2,473,452
                                                                   ------------
                                                                      2,473,452
                                                                   ------------
                  ELECTRIC: 7.69%
     50,700       Duke Energy Corp.                                   1,622,907
     33,900       FPL Group, Inc.                                     2,135,361
    275,200   @   Reliant Resources, Inc.                             2,600,640
    153,300       TECO Energy, Inc.                                   3,817,170
     39,700       TXU Corp.                                           2,037,801
     76,300       XCEL Energy, Inc.                                   1,639,687
                                                                   ------------
                                                                     13,853,566
                                                                   ------------
                  ELECTRICAL COMPONENTS & EQUIPMENT: 1.20%
     37,300       Emerson Electric Co.                                2,157,805
                                                                   ------------
                                                                      2,157,805
                                                                   ------------
                  FOOD: 3.34%
    159,800   @   Kroger Co.                                          3,571,530
    116,200       Sara Lee Corp.                                      2,449,496
                                                                   ------------
                                                                      6,021,026
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 4.24%
     35,700       Bowater, Inc.                                       1,869,966
     49,100       Intl. Paper Co.                                     2,116,210
     65,500       Temple-Inland, Inc.                                 3,647,040
                                                                   ------------
                                                                      7,633,216
                                                                   ------------
                  HEALTHCARE-PRODUCTS: 1.86%
     89,100       Becton Dickinson & Co.                              3,350,160
                                                                   ------------
                                                                      3,350,160
                                                                   ------------
                  HEALTHCARE-SERVICES: 1.71%
     41,600   @   Wellpoint Health Networks                           3,085,056
                                                                   ------------
                                                                      3,085,056
                                                                   ------------
                  INSURANCE: 15.89%
     60,600       Allstate Corp.                                      2,331,888
     30,100       Chubb Corp.                                         2,262,316
     53,300       Cigna Corp.                                         5,652,465
     57,100       Jefferson-Pilot Corp.                               2,718,531
     63,700       Lincoln National Corp.                              2,855,034
     57,400       Loews Corp.                                         3,277,540
     74,700       Old Republic Intl. Corp.                            2,480,040
     32,000   @   Principal Financial Group                             972,800
    101,800       St. Paul Cos.                                       4,337,698
     98,600   @   Travelers Property Casualty Corp.                   1,730,430
                                                                   ------------
                                                                     28,618,742
                                                                   ------------
                  MACHINERY-CONSTRUCTION & MINING: 1.24%
     42,700       Caterpillar, Inc.                                   2,231,929
                                                                   ------------
                                                                      2,231,929
                                                                   ------------
                  MINING: 2.92%
    101,400       Alcoa, Inc.                                         3,546,972
     87,100   @   Freeport-McMoRan Copper & Gold, Inc.                1,720,225
                                                                   ------------
                                                                      5,267,197
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 4.73%
    178,500       Honeywell Intl., Inc.                               6,997,200
     69,255  @@   Tyco Intl. Ltd.                                     1,520,147
                                                                   ------------
                                                                      8,517,347
                                                                   ------------
                  OIL & GAS: 10.81%
     25,300       Amerada Hess Corp.                                  2,080,925
     35,600       Anadarko Petroleum Corp.                            1,806,700
     41,580       Apache Corp.                                        2,315,174
     23,400       ChevronTexaco Corp.                                 2,041,650
    105,200       Diamond Offshore Drilling                           3,548,396
     33,800       Kerr-McGee Corp.                                    1,963,442
    128,400       Marathon Oil Corp.                                  3,520,728
     38,100       Phillips Petroleum Co.                              2,192,655
                                                                   ------------
                                                                     19,469,670
                                                                   ------------
                  PHARMACEUTICALS: 5.84%
    122,700       Bristol-Myers Squibb Co.                            3,818,424
     63,500   @   IVAX Corp.                                            830,580
     66,100       Merck & Co, Inc.                                    3,774,310
     48,700       Pharmacia Corp.                                     2,103,353
                                                                   ------------
                                                                     10,526,667
                                                                   ------------
                  PIPELINES: 2.16%
    125,300       Dynegy, Inc.                                        1,113,917
    108,100       EL Paso Corp.                                       2,772,765
                                                                   ------------
                                                                      3,886,682
                                                                   ------------
                  RETAIL: 6.21%
     69,000       CVS Corp.                                           2,210,070
     64,300       May Department Stores Co.                           2,262,074
    136,900       McDonald's Corp.                                    4,098,786
     76,100       RadioShack Corp.                                    2,605,664
                                                                   ------------
                                                                     11,176,594
                                                                   ------------
                  SAVINGS & LOANS: 1.21%
     56,200       Washington Mutual, Inc.                             2,184,494
                                                                   ------------
                                                                      2,184,494
                                                                   ------------
                  SEMICONDUCTORS: 1.74%
    119,200   @   Advanced Micro Devices, Inc.                        1,362,456
    156,100   @   LSI Logic Corp.                                     1,779,540
                                                                   ------------
                                                                      3,141,996
                                                                   ------------
                  TELECOMMUNICATIONS: 6.45%
    164,800   @   3Com Corp.                                            916,288
    219,400   @   ADC Telecommunications, Inc.                          734,990
    363,386   @   AT&T Wireless Services, Inc.                        2,947,061
    318,400   @   Tellabs, Inc.                                       3,075,744
     91,600       Verizon Communications, Inc.                        3,938,800
                                                                   ------------
                                                                     11,612,883
                                                                   ------------
                  TOBACCO: 2.40%
     75,415       Philip Morris Cos., Inc.                            4,317,509
                                                                   ------------
                                                                      4,317,509
                                                                   ------------
                  Total Common Stock
                    (Cost $165,465,867)                             159,848,519
                                                                   ------------

                See Accompanying Notes to Financial Statements

ING
Large Company
Value Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 11.34%
                  U.S GOVERNMENT AGENCY: 5.00%
$ 9,000,000       FHLB Discount Note, 1.700%, due 06/03/02         $  8,999,150
                                                                   ------------
                                                                      8,999,150
                                                                   ------------
                  U.S. TREASURY OBLIGATIONS: 4.69%
  8,500,000       U.S. Treasury Bill, 1.965%, due 10/10/02            8,440,923
                                                                   ------------
                                                                      8,440,923
                                                                   ------------
                  REPURCHASE AGREEMENT: 1.65%
  2,990,000       State Street Bank Repurchase Agreement,
                    1.680%, due 06/03/02, $2,990,419 to be
                    received upon repurchase (Collateralized
                    by USTN, 4.625%, Market Value $3,052,500,
                    due 05/15/14)                                     2,990,000
                                                                   ------------
                  Total Short-Term Investments
                    (Cost $20,430,073)                               20,430,073
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 185,895,940)*                 100.09%  $180,278,592
                  OTHER ASSETS AND LIABILITIES-NET         -0.09%      (157,294)
                                                         -------   ------------
                  NET ASSETS                              100.00%  $180,121,298
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $187,224,050. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 10,995,778
                  Gross Unrealized Depreciation                     (17,941,237)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (6,945,459)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.28%
                  BANKS: 1.46%
    198,600       US Bancorp                                       $  4,696,890
                                                                   ------------
                                                                      4,696,890
                                                                   ------------
                  BEVERAGES: 1.44%
     83,400       Coca-Cola Co.                                       4,633,704
                                                                   ------------
                                                                      4,633,704
                                                                   ------------
                  CHEMICALS: 1.49%
     83,500       PPG Industries, Inc.                                4,774,530
                                                                   ------------
                                                                      4,774,530
                                                                   ------------
                  COMMERCIAL SERVICES: 1.01%
    178,200   @   Cendant Corp.                                       3,257,496
                                                                   ------------
                                                                      3,257,496
                                                                   ------------
                  COMPUTERS: 3.14%
    207,500   @   EMC Corp.-Mass.                                     1,504,375
    449,882       Hewlett-Packard Co.                                 8,588,247
                                                                   ------------
                                                                     10,092,622
                                                                   ------------
                  COSMETICS/PERSONAL CARE: 1.47%
     72,800       Kimberly-Clark Corp.                                4,726,176
                                                                   ------------
                                                                      4,726,176
                                                                   ------------
                  ELECTRIC: 11.05%
     90,400       Duke Energy Corp.                                   2,893,704
    150,000       Entergy Corp.                                       6,597,000
    498,400   @   Reliant Resources, Inc.                             4,709,880
    420,900       Southern Co.                                       11,364,300
    281,100       TECO Energy, Inc.                                   6,999,390
    137,400       XCEL Energy, Inc.                                   2,952,726
                                                                   ------------
                                                                     35,517,000
                                                                   ------------
                  ELECTRICAL COMPONENTS & EQUIPMENT: 1.28%
     71,000       Emerson Electric Co.                                4,107,350
                                                                   ------------
                                                                      4,107,350
                                                                   ------------
                  FOOD: 1.59%
     10,800   @   Safeway, Inc.                                         439,020
    221,700       Sara Lee Corp.                                      4,673,436
                                                                   ------------
                                                                      5,112,456
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 2.33%
     64,800       Bowater, Inc.                                       3,394,224
     95,000       International Paper Co.                             4,094,500
                                                                   ------------
                                                                      7,488,724
                                                                   ------------
                  HEALTHCARE-SERVICES: 1.83%
     79,400   @   Wellpoint Health Networks                           5,888,304
                                                                   ------------
                                                                      5,888,304
                                                                   ------------
                  INSURANCE: 15.83%
    113,800       Allstate Corp.                                      4,379,024
     56,600       Chubb Corp.                                         4,254,056
    100,400       Cigna Corp.                                        10,647,420
    250,000       Jefferson-Pilot Corp.                              11,902,500
    109,300       Loews Corp.                                         6,241,030
    142,500       Old Republic Intl. Corp.                            4,731,000
     60,200   @   Principal Financial Group                           1,830,080
     90,300       St. Paul Cos.                                       3,847,683
    175,500   @   Travelers Property Casualty Corp.                   3,080,025
                                                                   ------------
                                                                     50,912,818
                                                                   ------------
                  MINING: 4.36%
    308,800       Alcoa, Inc.                                        10,801,824
    163,700   @   Freeport-McMoRan Copper & Gold, Inc.                3,233,075
                                                                   ------------
                                                                     14,034,899
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 5.00%
    339,400       Honeywell Intl., Inc.                              13,304,480
    125,722  @@   Tyco Intl. Ltd.                                     2,759,598
                                                                   ------------
                                                                     16,064,078
                                                                   ------------
                  OIL & GAS: 9.35%
     48,000       Amerada Hess Corp.                                  3,948,000
     66,900       Anadarko Petroleum Corp.                            3,395,175
     76,560       Apache Corp.                                        4,262,861
     44,600       ChevronTexaco Corp.                                 3,891,350
    200,000       Conoco, Inc.                                        5,376,000
     13,200       Exxon Mobil Corp.                                     527,076
     23,000       GlobalSantaFe Corp.                                   776,250
     64,100       Kerr-McGee Corp.                                    3,723,569
     72,500       Phillips Petroleum Co.                              4,172,375
                                                                   ------------
                                                                     30,072,656
                                                                   ------------
                  OIL & GAS SERVICES: 1.76%
    304,700       Halliburton Co.                                     5,652,185
                                                                   ------------
                                                                      5,652,185
                                                                   ------------
                  PHARMACEUTICALS: 6.21%
    219,900       Bristol-Myers Squibb Co.                            6,843,288
    114,500   @   IVAX Corp.                                          1,497,660
    121,600       Merck & Co., Inc.                                   6,943,360
     19,500       Pfizer, Inc.                                          674,700
     92,700       Pharmacia Corp.                                     4,003,713
                                                                   ------------
                                                                     19,962,721
                                                                   ------------
                  PIPELINES: 2.15%
    222,900       Dynegy, Inc.                                        1,981,581
    192,400       EL Paso Corp.                                       4,935,060
                                                                   ------------
                                                                      6,916,641
                                                                   ------------
                  RETAIL: 6.56%
    125,500       CVS Corp.                                           4,019,765
    122,800       May Department Stores Co.                           4,320,104
    259,400       McDonald's Corp.                                    7,766,436
    145,300       RadioShack Corp.                                    4,975,072
                                                                   ------------
                                                                     21,081,377
                                                                   ------------
                  SAVINGS & LOANS: 1.24%
    102,500       Washington Mutual, Inc.                             3,984,175
                                                                   ------------
                                                                      3,984,175
                                                                   ------------
                  SEMICONDUCTORS: 0.85%
    240,000   @   Advanced Micro Devices, Inc.                        2,743,200
                                                                   ------------
                                                                      2,743,200
                                                                   ------------
                  TELECOMMUNICATIONS: 6.47%
    303,500   @   3Com Corp.                                          1,687,460
    412,800   @   ADC Telecommunications, Inc.                        1,382,880
    647,000   @   AT&T Wireless Services, Inc.                        5,247,170
    566,600   @   Tellabs, Inc.                                       5,473,356
    163,000       Verizon Communications, Inc.                        7,009,000
                                                                   ------------
                                                                     20,799,866
                                                                   ------------
                  TOBACCO: 2.41%
    135,400       Philip Morris Cos., Inc.                            7,751,650
                                                                   ------------
                                                                      7,751,650
                                                                   ------------
                  Total Common Stock
                    (Cost $318,328,778)                             290,271,518
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 9.80%
                  REPURCHASE AGREEMENT: 9.80%
$31,521,000       State Street Bank Repurchase Agreement
                    dated 05/31/02, 1.680%, due 06/03/02,
                    $31,525,413 to be received upon repurchase
                    (Collateralized by $21,205,000 U.S. Treasury
                    Bonds, 10.625%, Due 08/15/15, Market
                    Value $32,156,174)                             $ 31,521,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $31,521,000)                               31,521,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 349,849,778)*                 100.08%  $321,792,518
                  OTHER ASSETS AND LIABILITIES-NET         -0.08%      (242,358)
                                                         -------   ------------
                  NET ASSETS                              100.00%  $321,550,160
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $ 28,309,577
                  Gross Unrealized Depreciation                     (56,366,837)
                                                                   ------------
                  Net Unrealized Depreciation                      $(28,057,260)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 93.39%
                  AGRICULTURE: 5.52%
     31,440       Loews Corp.                                      $  1,013,940
      9,350       RJ Reynolds Tobacco Holdings, Inc.                    661,045
     23,640       UST, Inc.                                             906,121
                                                                   ------------
                                                                      2,581,106
                                                                   ------------
                  AIRLINES: 4.79%
     62,780   @   AMR Corp.                                           1,315,241
     35,300       Delta Air Lines, Inc.                                 926,625
                                                                   ------------
                                                                      2,241,866
                                                                   ------------
                  APPAREL: 3.63%
     31,000   @   Reebok Intl. Ltd.                                     811,580
     58,380 @@,@  Tommy Hilfiger Corp.                                  888,544
                                                                   ------------
                                                                      1,700,124
                                                                   ------------
                  AUTO PARTS & EQUIPMENT: 4.98%
     79,010       Goodyear Tire & Rubber Co.                          1,731,899
     38,000       Visteon Corp.                                         598,500
                                                                   ------------
                                                                      2,330,399
                                                                   ------------
                  BUILDING MATERIALS: 1.45%
     19,190       York Intl. Corp.                                      680,286
                                                                   ------------
                                                                        680,286
                                                                   ------------
                  CHEMICALS: 8.85%
     29,190   @   Cytec Industries, Inc.                                904,598
     43,430       Great Lakes Chemical Corp.                          1,103,991
     18,010       Lubrizol Corp.                                        630,530
     45,020       PolyOne Corp.                                         521,332
     30,970       Sherwin-Williams Co.                                  978,652
                                                                   ------------
                                                                      4,139,103
                                                                   ------------
                  COAL: 3.13%
    111,640       Massey Energy Co.                                   1,462,484
                                                                   ------------
                                                                      1,462,484
                                                                   ------------
                  COMMERCIAL SERVICES: 3.15%
    355,830   @   Service Corp. Intl.                                 1,473,136
                                                                   ------------
                                                                      1,473,136
                                                                   ------------
                  COMPUTERS: 4.90%
     26,850   @   NCR Corp.                                             981,368
    114,490   @   Unisys Corp.                                        1,309,766
                                                                   ------------
                                                                      2,291,134
                                                                   ------------
                  ELECTRIC: 7.55%
     39,680       Alliant Energy Corp.                                1,091,994
     31,920   @   Edison Intl.                                          595,627
     19,500       Energy East Corp.                                     450,450
     50,000   @   Mirant Corp.                                          475,000
     14,000       PPL Corp.                                             495,460
     60,740       Sierra Pacific Resources                              423,358
                                                                   ------------
                                                                      3,531,889
                                                                   ------------
                  ELECTRICAL EQUIPMENT: 2.09%
     26,460       Hubbell, Inc.                                         977,697
                                                                   ------------
                                                                        977,697
                                                                   ------------
                  FOOD: 3.40%
     19,250       Sensient Technologies Corp.                           459,498
     61,500   @   Smithfield Foods, Inc.                              1,131,600
                                                                   ------------
                                                                      1,591,098
                                                                   ------------
                  GAS: 1.09%
     20,470       Sempra Energy                                         511,955
                                                                   ------------
                                                                        511,955
                                                                   ------------
                  HOUSEHOLD PRODUCTS/WARES: 3.40%
     47,180       American Greetings                                    975,211
     27,810       Tupperware Corp.                                      615,435
                                                                   ------------
                                                                      1,590,646
                                                                   ------------
                  INSURANCE: 12.33%
      3,327   @   Alleghany Corp.                                       618,323
     20,050       Allmerica Financial Corp.                             973,428
      7,560       American National Insurance                           762,124
     32,880   @   CNA Financial Corp.                                   874,608
     17,030       Mony Group, Inc.                                      592,303
     64,770       Phoenix Cos., Inc.                                  1,165,860
     24,800       Safeco Corp.                                          793,352
                                                                   ------------
                                                                      5,779,998
                                                                   ------------
                  IRON/STEEL: 2.39%
     54,450       United States Steel Corp.                           1,118,403
                                                                   ------------
                                                                      1,118,403
                                                                   ------------
                  OFFICE/BUSINESS EQUIPMENT: 3.79%
    197,960       Xerox Corp.                                         1,775,701
                                                                   ------------
                                                                      1,775,701
                                                                   ------------
                  PIPELINES: 2.81%
     52,700       Aquila, Inc.                                          682,465
     71,070       Dynegy, Inc.                                          631,812
                                                                   ------------
                                                                      1,314,277
                                                                   ------------
                  RETAIL: 3.95%
    101,190   @   Toys R US, Inc.                                     1,846,718
                                                                   ------------
                                                                      1,846,718
                                                                   ------------
                  TELECOMMUNICATIONS: 7.88%
    266,570   @   Avaya, Inc.                                         1,844,664
     30,890       CenturyTel, Inc.                                      957,590
     74,560   @   Comverse Technology, Inc.                             883,536
                                                                   ------------
                                                                      3,685,790
                                                                   ------------
                  TOYS/GAMES/HOBBIES: 2.31%
     70,710       Hasbro, Inc.                                        1,081,860
                                                                   ------------
                                                                      1,081,860
                                                                   ------------
                  Total Common Stock
                    (Cost $44,166,262)                               43,705,670
                                                                   ------------
Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 4.89%
                  REPURCHASE AGREEMENT: 4.89%
$ 2,286,000       State Street Bank Repurchase Agreement
                    1.680%, due 06/03/02, $2,286,320 to be
                    received upon repurchase (Collateralized
                    by U.S. Treasury Bond, 7.625%, Market Value
                    $2,332,820, due 02/15/25)                         2,286,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $2,286,000)                                 2,286,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 46,452,262)*                   98.28%  $ 45,991,670
                  OTHER ASSETS AND LIABILITIES-NET          1.72%       802,864
                                                         -------   ------------
                  NET ASSETS                              100.00%  $ 46,794,534
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  1,464,062
                  Gross Unrealized Depreciation                      (1,924,654)
                                                                   ------------
                  Net Unrealized Depreciation                      $   (460,592)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 85.99%
                  APPAREL: 5.54%
      7,000   @   Reebok Intl. Ltd.                                $    183,260
     18,610       Russell Corp.                                         343,913
     93,700       Stride Rite Corp.                                     740,230
     43,430 @@,@  Tommy Hilfiger Corp.                                  661,005
                                                                   ------------
                                                                      1,928,408
                                                                   ------------
                  BANKS: 2.70%
      9,930       Bank of Hawaii Corp.                                  287,474
     43,710       State Financial Services Corp.                        653,902
                                                                   ------------
                                                                        941,376
                                                                   ------------
                  BUILDING MATERIALS: 1.90%
     18,650       York Intl. Corp.                                      661,143
                                                                   ------------
                                                                        661,143
                                                                   ------------
                  CHEMICALS: 11.53%
     23,390   @   Cytec Industries, Inc.                                724,856
     33,440       Great Lakes Chemical Corp.                            850,045
     15,190       Lubrizol Corp.                                        531,802
     34,160 @@,@  Octel Corp.                                           734,782
     45,370       PolyOne Corp.                                         525,385
     39,240       Wellman, Inc.                                         647,460
                                                                   ------------
                                                                      4,014,330
                                                                   ------------
                  COAL: 2.23%
     59,270       Massey Energy Co.                                     776,437
                                                                   ------------
                                                                        776,437
                                                                   ------------
                  COMMERCIAL SERVICES: 4.55%
     33,430       Kelly Services, Inc.                                  871,186
    172,710   @   Service Corp. Intl.                                   715,019
                                                                   ------------
                                                                      1,586,205
                                                                   ------------
                  ELECTRIC: 0.44%
     21,940       Sierra Pacific
                  Resources                                             152,922
                                                                   ------------
                                                                        152,922
                                                                   ------------
                  ELECTRICAL EQUIPMENT: 3.32%
     11,190       Hubbell, Inc.                                         413,471
     33,950       Belden, Inc.                                          740,110
                                                                   ------------
                                                                      1,153,581
                                                                   ------------
                  ELECTRONICS: 1.02%
     17,610   @   Kemet Corp.                                           356,074
                                                                   ------------
                                                                        356,074
                                                                   ------------
                  FOOD: 2.32%
     33,820       Sensient Technologies Corp.                           807,283
                                                                   ------------
                                                                        807,283
                                                                   ------------
                  HAND/MACHINE TOOLS: 2.50%
     38,420       Starrett Co.                                          870,213
                                                                   ------------
                                                                        870,213
                                                                   ------------
                  HEALTHCARE-SERVICES: 2.57%
     32,240   @   Pacificare Health Systems                             894,338
                                                                   ------------
                                                                        894,338
                                                                   ------------
                  HOME BUILDERS: 4.29%
     80,500       Fleetwood Enterprises, Inc.                           836,395
     59,900   @   National RV Holdings, Inc.                            656,504
                                                                   ------------
                                                                      1,492,899
                                                                   ------------
                  HOUSEHOLD PRODUCTS/WARES: 3.99%
     41,020       American Greetings                                    847,883
     24,460       Tupperware Corp.                                      541,300
                                                                   ------------
                                                                      1,389,183
                                                                   ------------
                  HOUSEWARES: 1.32%
     14,750       National Presto Industries, Inc.                      460,938
                                                                   ------------
                                                                        460,938
                                                                   ------------
                  INSURANCE: 8.10%
      4,709   @   Alleghany Corp.                                       875,168
      3,560       American National Insurance                           358,884
     48,080   @   American Physicians Capital, Inc.                     800,532
      9,020       Landamerica Financial Group, Inc.                     292,248
     27,510       Phoenix Cos., Inc.                                    495,180
                                                                   ------------
                                                                      2,822,012
                                                                   ------------
                  IRON/STEEL: 3.36%
     68,000       Ryerson Tull, Inc.                                    737,800
     21,040       United States Steel Corp.                             432,162
                                                                   ------------
                                                                      1,169,962
                                                                   ------------
                  LEISURE TIME: 2.31%
     96,270   @   K2, Inc.                                              803,855
                                                                   ------------
                                                                        803,855
                                                                   ------------
                  MACHINERY-DIVERSIFIED: 1.90%
     15,460       Tecumseh Products Co                                  660,915
                                                                   ------------
                                                                        660,915
                                                                   ------------
                  METAL FABRICATE/HARDWARE: 2.36%
     97,420   @   Wolverine Tube, Inc.                                  823,199
                                                                   ------------
                                                                        823,199
                                                                   ------------
                  MISCELLANEOUS MANUFACTURER: 2.35%
     43,610       Trinity Industries, Inc.                              817,688
                                                                   ------------
                                                                        817,688
                                                                   ------------
                  OIL & GAS SERVICES: 1.40%
    190,970   @   Seitel, Inc.                                          488,883
                                                                   ------------
                                                                        488,883
                                                                   ------------
                  RETAIL: 6.02%
     37,810       Blair Corp.                                           866,983
     27,700       Brown Shoe Co., Inc.                                  664,800
     96,220   @   Syms Corp.                                            564,811
                                                                   ------------
                                                                      2,096,594
                                                                   ------------
                  SAVINGS & LOANS: 6.95%
     16,700       First Bell Bancorp, Inc.                              300,583
      9,500       First Federal Bank of Arkansas                        238,541
     15,230       GA Financial, Inc.                                    290,893
     17,480       PFF Bancorp, Inc.                                     588,901
     31,100   @   Provident Financial Holdings                        1,003,566
                                                                   ------------
                                                                      2,422,484
                                                                   ------------
                  TOYS/GAMES/HOBBIES: 1.02%
     23,170       Hasbro, Inc.                                          354,501
                                                                   ------------
                                                                        354,501
                                                                   ------------
                  Total Common Stock
                    (Cost $30,063,470)                               29,945,423
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 5.42%
                  REPURCHASE AGREEMENT: 5.42%
$ 1,889,000       State Street Bank Repurchase Agreement
                    1.680%, due 06/03/02, $1,889,264 to be
                    received upon repurchase (Collateralized
                    by U.S. Treasury Bond, 7.625%, Market Value
                    $1,930,393, due 02/15/25)                      $  1,889,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $1,889,000)                                 1,889,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 31,952,470)*                   91.41%  $ 31,834,423
                  OTHER ASSETS AND LIABILITIES-NET          8.59%     2,991,666
                                                         -------   ------------
                  NET ASSETS                              100.00%  $ 34,826,089
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  1,393,634
                  Gross Unrealized Depreciation                      (1,511,681)
                                                                   ------------
                  Net Unrealized Depreciation                      $   (118,047)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 6.95%
                  HEALTHCARE-SERVICES: 2.80%
     77,000   @   Community Health Systems, Inc.                   $  2,266,880
    174,468   @   Province Healthcare Co.                             4,441,955
                                                                   ------------
                                                                      6,708,835
                                                                   ------------
                  INSURANCE: 0.49%
     20,000       Prudential Financial, Inc.                          1,182,800
                                                                   ------------
                                                                      1,182,800
                                                                   ------------
                  RETAIL: 1.60%
    100,600       Wendy's Intl., Inc.                                 3,819,782
                                                                   ------------
                                                                      3,819,782
                                                                   ------------
                  SEMICONDUCTORS: 1.74%
    175,500   @   Micron Technology, Inc.                             4,138,290
                                                                   ------------
                                                                      4,138,290
                                                                   ------------
                  TRANSPORTATION: 0.32%
     12,860       United Parcel Service, Inc.                           776,487
                                                                   ------------
                                                                        776,487
                                                                   ------------
                  Total Common Stock
                    (Cost $16,502,237)                               16,626,194
                                                                   ------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 55.44%
                  AUTO PARTS & EQUIPMENT: 1.62%
$ 8,900,000   #   Lear Corp., 0.000%, due 02/20/22                    3,904,875
                                                                   ------------
                                                                      3,904,875
                                                                   ------------
                  BIOTECHNOLOGY: 3.13%
  3,960,000   #   Amgen, Inc., 0.000%, due 03/01/32                   2,673,000
  5,500,000       Genzyme Corp., 3.000%, due 03/01/32                 4,826,250
                                                                   ------------
                                                                      7,499,250
                                                                   ------------
                  COMPUTERS: 2.30%
  6,004,000 @@,#  ASML Holding NV, 4.250%, due 11/30/04               5,493,660
                                                                   ------------
                                                                      5,493,660
                                                                   ------------
                  DISTRIBUTION/WHOLESALE: 2.27%
  6,000,000       Costco Wholesale Corp., 0.000%, due 08/19/17        5,430,000
                                                                   ------------
                                                                      5,430,000
                                                                   ------------
                  DIVERSIFIED FINANCIAL SERVICES: 7.36%
  8,000,000       Franklin Resources, Inc., 0.000%, due 05/11/31      4,730,000
  3,975,000       Household Intl., Inc., 0.000%, due 08/02/21         3,289,313
  9,460,000       Merrill Lynch & Co., Inc., 0.000%, due 05/23/31     4,694,525
  9,000,000       Verizon Global Funding Corp., 0.000%,
                    due 05/15/21                                      4,882,500
                                                                   ------------
                                                                     17,596,338
                                                                   ------------
                  ELECTRONICS: 1.99%
 10,000,000       Solectron Corp., 0.000%, due 11/20/20               4,762,500
                                                                   ------------
                                                                      4,762,500
                                                                   ------------
                  HEALTHCARE-SERVICES: 6.15%
  1,400,000   #   Province Healthcare Co., 4.250%, due 10/10/08       1,589,000
  8,000,000       Universal Health Services, Inc., 0.426%,
                    due 06/23/20                                      4,960,000
  8,000,000       Wellpoint Health Networks, 0.000%, due 07/02/19     8,160,000
                                                                   ------------
                                                                     14,709,000
                                                                   ------------
                  INSURANCE: 0.87%
  1,970,000   #   AmerUs Group Co., 2.000%, due 03/06/32              2,085,738
                                                                   ------------
                                                                      2,085,738
                                                                   ------------
                  INTERNET: 1.10%
  4,965,000       America Online, Inc., 0.000%, due 12/06/19          2,631,450
                                                                   ------------
                                                                      2,631,450
                                                                   ------------
                  LODGING: 1.33%
 10,000,000  @@   Four Seasons Hotels, Inc., 0.000%, due 09/23/29     3,187,500
                                                                   ------------
                                                                      3,187,500
                                                                   ------------
                  MACHINERY-DIVERSIFIED: 0.44%
  1,000,000       Briggs & Stratton, 5.000%, due 05/15/06             1,060,000
                                                                   ------------
                                                                      1,060,000
                                                                   ------------
                  MEDIA: 2.06%
  5,000,000       Clear Channel Communications, Inc., 1.500%,
                    due 12/01/02                                      4,918,750
                                                                   ------------
                                                                      4,918,750
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 1.10%
  4,000,000  @@   Tyco Intl. Ltd., 0.000%, due 11/17/20               2,635,000
                                                                   ------------
                                                                      2,635,000
                                                                   ------------
                  OIL & GAS: 7.91%
  3,498,000       Devon Energy Corp., 4.900%, due 08/15/08            3,471,765
  4,200,000       Kerr-McGee Corp., 5.250%, due 02/15/10              4,709,250
  2,465,000       Nabors Industries, Inc., 0.000%, due 02/05/21       1,479,000
 10,000,000       Transocean, Inc., 1.500%, due 05/15/21              9,250,000
                                                                   ------------
                                                                     18,910,015
                                                                   ------------
                  PHARMACEUTICALS: 8.62%
  8,000,000       Allergan, Inc., 0.000%, due 11/01/20                5,040,000
  3,000,000       Alza Corp., 0.000%, due 07/28/20                    2,565,000
  4,800,000       Medarex, Inc., 4.500%, due 07/01/06                 3,630,000
  8,000,000   #   Roche Holdings, Inc., 0.000%, due 05/06/12          4,490,000
  7,118,000   #   Roche Holdings, Inc., 0.010%, due 01/15/15          4,893,625
                                                                   ------------
                                                                     20,618,625
                                                                   ------------
                  RETAIL: 0.79%
  1,960,000   #   Best Buy Co., Inc., 2.250%, due 01/15/22            1,879,150
                                                                   ------------
                                                                      1,879,150
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                               Value
--------------------------------------------------------------------------------

                  SEMICONDUCTORS: 4.87%
$ 2,755,000       Burr-Brown Corp., 4.250%, due 02/15/07           $  2,830,763
  3,000,000  @@   Chartered Semiconductor Manufacturing Ltd.,
                    2.500%, due 04/02/06                              2,947,860
  1,000,000  @@   Chartered Semiconductor Manufacturing Ltd.,
                    2.500%, due 04/02/06                                982,620
  5,500,000       Cypress Semiconductor Corp., 4.000%,
                    due 02/01/05                                      4,888,125
                                                                   ------------
                                                                     11,649,368
                                                                   ------------
                  SOFTWARE: 0.49%
  2,500,000       Network Associates, Inc., 0.000%, due 02/13/18      1,175,000
                                                                   ------------
                                                                      1,175,000
                                                                   ------------
                  TELECOMMUNICATIONS: 0.91%
  2,500,000       EchoStar Communications Corp., 4.875%,
                    due 01/01/07                                      2,168,750
                                                                   ------------
                                                                      2,168,750
                                                                   ------------
                  TRANSPORTATION: 0.13%
    250,000   #   Airborne, Inc., 5.750%, due 04/01/07                  303,750
                                                                   ------------
                                                                        303,750
                                                                   ------------
                  Total Convertible Bonds
                    (Cost $ 132,796,206)                            132,618,719
                                                                   ------------
CORPORATE BONDS: 7.20%
                  BIOTECHNOLOGY: 3.65%
  2,360,000   @   Idec Pharmaceuticals Corp., 0.000%,
                    due 02/16/19                                      4,135,900
  5,511,000       Millennium Pharmaceuticals, Inc., 5.500%,
                    due 01/15/07                                      4,594,796
                                                                   ------------
                                                                      8,730,696
                                                                   ------------
                  MEDIA: 2.26%
  7,000,000       Comcast Corp., 0.000%, due 12/19/20                 5,416,250
                                                                   ------------
                                                                      5,416,250
                                                                   ------------
                  OIL & GAS SERVICES: 0.81%
  1,975,000       Cooper Cameron Corp., 1.750%, due 05/17/21          1,928,094
                                                                   ------------
                                                                      1,928,094
                                                                   ------------
                  TELECOMMUNICATIONS: 0.48%
  2,000,000       Nextel Communications, Inc., 6.000%,
                    due 06/01/11                                      1,145,000
                                                                   ------------
                                                                      1,145,000
                                                                   ------------
                  Total Corporate Bonds
                    (Cost $19,296,819)                               17,220,040
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 18.95%
                  AEROSPACE/DEFENSE: 0.47%
     29,250   &   Coltec Capital Trust                                1,133,438
                                                                   ------------
                                                                      1,133,438
                                                                   ------------
                  AIRLINES: 1.37%
    125,000   &   Continental Airlines Finance Trust II               3,281,250
                                                                   ------------
                                                                      3,281,250
                                                                   ------------
                  AUTO MANUFACTURERS: 3.23%
    109,500   &   Ford Motor Co Capital Trust II                      6,641,175
     38,800   &   General Motors Corp.                                1,070,880
                                                                   ------------
                                                                      7,712,055
                                                                   ------------
                  DIVERSIFIED FINANCIAL SERVICES: 0.94%
     88,300   &   Gabelli Asset Management, Inc.                      2,238,405
                                                                   ------------
                                                                      2,238,405
                                                                   ------------
                  ELECTRIC: 0.51%
     35,000       Calpine Capital Trust II                            1,216,250
                                                                   ------------
                                                                      1,216,250
                                                                   ------------
                  FOOD: 3.01%
    140,000   &   Suiza Capital Trust II                              7,210,000
                                                                   ------------
                                                                      7,210,000
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 0.49%
     25,000       Intl. Paper Capital                                 1,181,250
                                                                   ------------
                                                                      1,181,250
                                                                   ------------
                  INSURANCE: 2.48%
     62,000   &   Reinsurance Group Of America                        3,038,000
    118,000  &,@  Travelers Property Casualty Corp.                   2,885,100
                                                                   ------------
                                                                      5,923,100
                                                                   ------------
                  OIL & GAS SERVICES: 1.27%
     57,005       Weatherford Intl., Inc.                             3,049,766
                                                                   ------------
                                                                      3,049,766
                                                                   ------------
                  SAVINGS & LOANS: 5.18%
    135,000   &   Washington Mutual, Inc.                             7,290,000
     60,000   &   Sovereign Capital Trust II                          5,097,000
                                                                   ------------
                                                                     12,387,000
                                                                   ------------
                  TELECOMMUNICATIONS: 0.00%
     51,932  @++  WinStar Communications, Inc.                               --
                                                                   ------------
                                                                             --
                                                                   ------------
                  Total Preferred Stock
                    (Cost $41,648,505)                               45,332,514
                                                                   ------------
                  Total Long-Term Investments
                    (Cost $210,243,767)                             211,797,467
                                                                   ------------
Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 10.93%
                  REPURCHASE AGREEMENT: 10.93%
$26,155,000       State Street Bank Repurchase Agreement
                    1.680%, due 06/03/02, $26,158,662 to be
                    received upon repurchase (Collateralized
                    by U.S. Treasury Bond, 7.625%, Market
                    Value $26,679,666, due 02/15/25)                 26,155,000
                                                                   ------------
                  Total Short-Term Investment
                    (Cost $26,155,000)                               26,155,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 236,398,767)*                  99.47%  $237,952,467
                  OTHER ASSETS AND LIABILITIES-NET          0.53%     1,261,789
                                                         -------   ------------
                  NET ASSETS                              100.00%  $239,214,256
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&    Payment-in-kind
++   Defaulted Security
ADR  American Depository Receipt
* Cost for federal income tax purposes is $236,654,501. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 12,634,687
                  Gross Unrealized Depreciation                     (11,336,722)
                                                                   ------------
                  Net Unrealized Appreciation                      $  1,297,965
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Equity and Income
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2002
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 43.54%
                  BANKS: 0.66%
     31,200       US BanCorp.                                      $    737,880
                                                                   ------------
                                                                        737,880
                                                                   ------------
                  BEVERAGES: 0.80%
     16,000       Coca-Cola Co.                                         888,960
                                                                   ------------
                                                                        888,960
                                                                   ------------
                  COMMERCIAL SERVICES: 0.50%
     30,500   @   Cendant Corp.                                         557,540
                                                                   ------------
                                                                        557,540
                                                                   ------------
                  COMPUTERS: 1.16%
     32,900   @   EMC Corp.-Mass.                                       238,525
     55,384       Hewlett-Packard Co.                                 1,057,281
                                                                   ------------
                                                                      1,295,806
                                                                   ------------
                  COSMETICS/PERSONAL CARE: 0.65%
     11,200       Kimberly-Clark Corp.                                  727,104
                                                                   ------------
                                                                        727,104
                                                                   ------------
                  ELECTRIC: 5.29%
     15,000       Duke Energy Corp.                                     480,150
     15,800       Entergy Corp.                                         694,884
     10,800       FPL Group, Inc.                                       680,292
     85,300   @   Reliant Resources, Inc.                               806,085
     32,700       Southern Co.                                          882,900
     47,900       TECO Energy, Inc.                                   1,192,710
     13,000       TXU Corp.                                             667,290
     23,000       XCEL Energy, Inc.                                     494,270
                                                                   ------------
                                                                      5,898,581
                                                                   ------------
                  ELECTRICAL COMPONENT & EQUIPMENT: 0.58%
     11,200       Emerson Electric Co.                                  647,920
                                                                   ------------
                                                                        647,920
                                                                   ------------
                  ENERGY: 0.00%
     29,192 @,XX  Orion Refining Corp.                                      292
                                                                   ------------
                                                                            292
                                                                   ------------
                  FOOD: 1.31%
     18,200   @   Safeway, Inc.                                         739,830
     34,100       Sara Lee Corp.                                        718,828
                                                                   ------------
                                                                      1,458,658
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 1.10%
     11,100       Bowater, Inc.                                         581,418
     15,000       International Paper Co.                               646,500
                                                                   ------------
                                                                      1,227,918
                                                                   ------------
                  HEALTHCARE-SERVICES: 0.81%
     12,200   @   Wellpoint Health Networks                             904,752
                                                                   ------------
                                                                        904,752
                                                                   ------------
                  INSURANCE: 7.04%
     17,900       Allstate Corp.                                        688,792
      8,900       Chubb Corp.                                           668,923
     15,900       Cigna Corp.                                         1,686,195
     46,000       John Hancock Financial Services, Inc.               1,687,740
     17,200       Loews Corp.                                           982,120
     21,900       Old Republic Intl.Corp.                               727,080
      9,500   @   Principal Financial Group                             288,800
     14,100       St. Paul Cos.                                         600,801
     29,200   @   Travelers Property Casualty Corp.                     512,460
                                                                   ------------
                                                                      7,842,911
                                                                   ------------
                  MINING: 1.78%
     42,300       Alcoa, Inc.                                         1,479,654
     25,700   @   Freeport-McMoRan Copper & Gold, Inc.                  507,575
                                                                   ------------
                                                                      1,987,229
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 2.28%
     52,800       Honeywell Intl., Inc.                               2,069,760
     21,500  @@   Tyco Intl. Ltd.                                       471,925
                                                                   ------------
                                                                      2,541,685
                                                                   ------------
                  OIL & GAS: 5.24%
      7,500       Amerada Hess Corp.                                    616,875
     10,500       Anadarko Petroleum Corp.                              532,875
     12,760       Apache Corp.                                          710,477
      7,000       ChevronTexaco Corp.                                   610,750
     18,324       Exxon Mobil Corp.                                     731,677
     10,000       Kerr-McGee Corp.                                      580,900
     11,400       Phillips Petroleum Co.                                656,070
     13,000  @@   Royal Dutch Petroleum Co. ADR                         715,000
     18,000       Transocean, Inc.                                      687,060
                                                                   ------------
                                                                      5,841,684
                                                                   ------------
                  OIL & GAS SERVICES: 0.33%
     20,000       Halliburton Co.                                       371,000
                                                                   ------------
                                                                        371,000
                                                                   ------------
                  PHARMACEUTICALS: 3.70%
     36,500       Bristol-Myers Squibb Co.                            1,135,880
     19,300   @   IVAX Corp.                                            252,444
     20,100       Merck & Co., Inc.                                   1,147,710
     27,675       Pfizer, Inc.                                          957,555
     14,600       Pharmacia Corp.                                       630,574
                                                                   ------------
                                                                      4,124,163
                                                                   ------------
                  PIPELINES: 1.04%
     37,200       Dynegy, Inc.                                          330,708
     32,100       EL Paso Corp.                                         823,365
                                                                   ------------
                                                                      1,154,073
                                                                   ------------
                  RETAIL: 3.04%
     21,400       CVS Corp.                                             685,442
     20,190  @,X  International Fast Food Corp.                              --
     18,900       May Department Stores Co.                             664,903
     42,500       McDonald's Corp.                                    1,272,450
     22,300       RadioShack Corp.                                      763,552
                                                                   ------------
                                                                      3,386,347
                                                                   ------------
                  SAVINGS & LOANS: 0.61%
     17,600       Washington Mutual, Inc.                               684,112
                                                                   ------------
                                                                        684,112
                                                                   ------------
                  SEMICONDUCTORS: 0.57%
     55,000   @   Advanced Micro Devices, Inc.                          628,650
                                                                   ------------
                                                                        628,650
                                                                   ------------
                  TELECOMMUNICATIONS: 3.86%
     50,300   @   3Com Corp.                                            279,667
     65,700   @   ADC Telecommunications, Inc.                          220,095
    107,600   @   AT&T Wireless Services, Inc.                          872,636
     20,100       BellSouth Corp.                                       668,928
     94,200   @   Tellabs, Inc.                                         909,972
     31,448       Verizon Communications, Inc.                        1,352,264
                                                                   ------------
                                                                      4,303,562
                                                                   ------------
                  TOBACCO: 1.19%
     23,200       Philip Morris Cos., Inc.                            1,328,200
                                                                   ------------
                                                                      1,328,200
                                                                   ------------
                  Total Common Stock
                    (Cost $53,938,913)                               48,539,027
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Income
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 22.25%
                  AEROSPACE/DEFENSE: 0.38%
$   550,000       Simula, Inc., 8.000%, due 05/01/04               $    418,000
                                                                   ------------
                                                                        418,000
                                                                   ------------
                  AUTO MANUFACTURERS: 0.44%
    450,000       DaimlerChrysler NA Holding Corp., 7.750%,
                    due 01/18/11                                        486,361
                                                                   ------------
                                                                        486,361
                                                                   ------------
                  BANKS: 1.47%
  1,095,000  @@   Banco Santander Chile, 6.500%, due 11/01/05         1,136,419
    500,000       Wachovia Corp., 4.950%, due 11/01/06                  503,204
                                                                   ------------
                                                                      1,639,623
                                                                   ------------
                  BEVERAGES: 0.40%
    450,000       Coca-Cola Co., 4.000%, due 06/01/05                   450,698
                                                                   ------------
                                                                        450,698
                                                                   ------------
                  BUILDING MATERIALS: 0.39%
    200,000       Dayton Superior Corp., 13.000%, due 06/15/09          203,000
    225,000       Nortek, Inc., 8.875%, due 08/01/08                    229,219
                                                                   ------------
                                                                        432,219
                                                                   ------------
                  CHEMICALS: 0.55%
    500,000       Dow Chemical Co., 5.750%, due 12/15/08                500,575
    800,000  ++   Sterling Chemicals, Inc., 11.750%, due 08/15/06       117,000
                                                                   ------------
                                                                        617,575
                                                                   ------------
                  COMMERCIAL SERVICES: 0.41%
    200,000       Mail-Well, Inc., 8.750%, due 12/15/08                 184,000
    250,000       United Rentals, Inc., 10.750%, due 04/15/08           276,875
                                                                   ------------
                                                                        460,875
                                                                   ------------
                  DIVERSIFIED FINANCIAL SERVICES: 5.38%
    160,000  @@   Amvescap PLC, 6.375%, due 05/15/03                    164,247
    500,000       Citigroup, Inc., 5.000%, due 03/06/07                 501,864
    700,000       Ford Motor Credit Co., 2.116%, due 04/28/05           669,848
    500,000       Ford Motor Credit Co., 6.500%, due 01/25/07           507,509
    550,000       General Motors Acceptance Corp., 6.125%,
                    due 09/15/06                                        563,645
    900,000   #   Goldman Sachs Group LP, 6.625%, due 12/01/04          948,151
    500,000       Household Finance Corp., 5.750%, due 01/30/07         498,590
    400,000       John Deere Capital Corp., 2.210%, due 10/04/04        397,739
    500,000       Lehman Brothers Holdings, Inc., 6.625%,
                    due 01/18/12                                        509,359
    250,000       Orion Power Holdings, Inc., 12.000%,
                    due 05/01/10                                        231,250
    450,000       Pemex Project Funding Master Trust, 9.125%,
                    due 10/13/10                                        490,950
    500,000       Sears Roebuck Acceptance, 6.700%, due 04/15/12        513,456
                                                                   ------------
                                                                      5,996,608
                                                                   ------------
                  ELECTRIC: 2.00%
    200,000       Calpine Corp., 8.625%, due 08/15/10                   167,526
    100,000       Calpine Corp., 8.750%, due 07/15/07                    83,097
    450,000  @@   Empresa Nacional de Electricidad SA, 8.500%,
                    due 04/01/09                                        460,387
    450,000       Exelon Corp., 6.750%, due 05/01/11                    461,052
    500,000       Progress Energy, Inc., 7.750%, due 03/01/31           538,556
    500,000  @@   Tenaga Nasional BHD , 7.625%, due 04/01/11            523,922
                                                                   ------------
                                                                      2,234,540
                                                                   ------------
                  ELECTRONICS: 0.22%
   225,000   @@   Flextronics Intl. Ltd., 9.875%, due 07/01/10          244,687
                                                                   ------------
                                                                        244,687
                                                                   ------------
                  ENVIRONMENTAL CONTROL: 0.18%
    200,000       Allied Waste North America, 8.875%,
                    due 04/01/08                                        205,500
                                                                   ------------
                                                                        205,500
                                                                   ------------
                  FOOD: 1.39%
    450,000       Conagra Foods, Inc., 9.750%, due 03/01/21             579,303
    450,000       Delhaize America, Inc., 8.125%, due 04/15/11          489,127
    450,000       Kroger Co., 7.500%, due 04/01/31                      479,916
                                                                   ------------
                                                                      1,548,346
                                                                   ------------
                  FOREST PRODUCTS & PAPER: 0.17%
    800,000  @@   Doman Industries Ltd., 8.750%, due 03/15/04           188,000
                                                                   ------------
                                                                        188,000
                                                                   ------------
                  HOLDING COMPANIES-DIVERSIFIED: 0.16%
    180,000       Penhall Intl., Inc., 12.000%, due 08/01/06            178,200
                                                                   ------------
                                                                        178,200
                                                                   ------------
                  INSURANCE: 0.45%
    500,000   #   AIG SunAmerica Global Financing XII, 5.300%,
                    due 05/30/07                                        506,245
                                                                   ------------
                                                                        506,245
                                                                   ------------
                  IRON/STEEL: 0.14%
    100,000       AK Steel Corp., 7.875%, due 02/15/09                  101,125
     50,000       Armco, Inc., 9.000%, due 09/15/07                      50,688
                                                                   ------------
                                                                        151,813
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Income
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------
                  LODGING: 0.82%
$   250,000   #   Boyd Gaming Corp., 8.750%, due 04/15/12          $    260,000
    250,000       Mandalay Resort Group, 9.250%, due 12/01/05           262,187
    125,000   #   Prime Hospitality Corp., 8.375%, due 05/01/12         125,937
    250,000       Station Casinos, Inc., 9.875%, due 07/01/10           270,000
                                                                   ------------
                                                                        918,124
                                                                   ------------
                  MEDIA: 2.20%
    250,000       Adelphia Communications, 8.375%, due 02/01/08         181,250
    500,000       AOL Time Warner, Inc., 7.700%, due 05/01/32           488,663
    500,000       Charter Communications Holdings Corp., 8.625%,
                    due 04/01/09                                        430,000
    250,000       CSC Holdings, Inc., 7.250%, due 07/15/08              233,439
    175,000       Echostar DBS Corp., 9.250%, due 02/01/06              176,750
    350,000       Primedia, Inc., 8.875%, due 05/15/11                  274,750
    250,000       Sinclair Broadcast Group, Inc., 8.750%,
                    due 12/15/07                                        256,562
    400,000       Walt Disney Co., 4.875%, due 07/02/04                 406,730
                                                                   ------------
                                                                      2,448,144
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 0.32%
    400,000  @@   Tyco Intl., 5.800%, due 08/01/06                      354,826
                                                                   ------------
                                                                        354,826
                                                                   ------------
                  MULTI-NATIONAL: 0.45%
    500,000  @@   Inter-American Development Bank, 4.000%,
                    due 01/18/05                                        503,952
                                                                   ------------
                                                                        503,952
                                                                   ------------
                  OIL & GAS: 1.71%
   400,000        Conoco, Inc., 5.900%, due 04/15/04                    414,820
    225,000       Energy Corp. of America, 9.500%, due 05/15/07         154,125
    500,000       Kerr-McGee Corp., 7.875%, due 09/15/31                550,777
    500,000       Marathon Oil Corp., 6.800%, due 03/15/32              484,887
    300,000       Premcor Refining Group, Inc., 8.625%,
                    due 08/15/08                                        297,000
                                                                   ------------
                                                                      1,901,609
                                                                   ------------
                  REITS: 0.24%
    250,000       Felcor Lodging LP, 9.500%, due 09/15/08               261,875
                                                                   ------------
                                                                        261,875
                                                                   ------------
                  SOVEREIGN: 0.66%
    307,853  @@   Brazil Intl. Bond, 8.000%, due 04/15/14               232,078
    500,000  @@   Finland Government Intl. Bond, 4.750%,
                    due 03/06/07                                        504,006
                                                                   ------------
                                                                        736,084
                                                                   ------------
                  TELECOMMUNICATIONS: 1.41%
    975,000  ++   Adelphia Business Solutions, Inc., 12.000%,
                    due 11/01/07                                             98
    500,000       AT&T Wireless Services, Inc., 8.125%,
                    due 05/01/12                                        488,101
    500,000       Citizens Communications Co., 7.450%,
                    due 01/15/04                                        509,167
    450,000       Nextel Communications, Inc., 9.375%,
                    due 11/15/09                                        293,625
    425,000       NMS Communications Corp., 5.000%, due 10/15/05        279,439
  2,000,000 #,++  SA Telecommunications, Inc., 10.000%,
                    due 08/15/06                                             --
    500,000  ++   WinStar Communications, Inc., 12.750%,
                    due 04/15/10                                            100
                                                                   ------------
                                                                      1,570,530
                                                                   ------------
                  TEXTILES: 0.24%
   250,000        Simmons Co., 10.250%, due 03/15/09                    268,125
                                                                   ------------
                                                                        268,125
                                                                   ------------
                  TRANSPORTATION: 0.07%
     75,000       Gulfmark Offshore, Inc., 8.750%, due 06/01/08          75,750
                                                                   ------------
                                                                         75,750
                                                                   ------------
                  Total Corporate Bonds
                    (Cost $ 28,316,240)                              24,798,309
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 4.60%
                  U.S. TREASURY BONDS: 0.87%
  1,000,000       U.S. Treasury Bond, 5.375%, due 02/15/31              966,251
                                                                   ------------
                                                                        966,251
                                                                   ------------
                  U.S. TREASURY NOTES: 3.73%
  1,050,000       U.S. Treasury Note, 4.375%, due 05/15/07            1,051,067
  3,150,000       U.S. Treasury Note, 4.875%, due 02/15/12            3,110,628
                                                                   ------------
                                                                      4,161,695
                                                                   ------------
                  Total U.S. Treasury Obligations
                    (Cost $ 7,074,531)                                5,127,946
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.11%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.21%
    788,726       5.500%, due 01/01/14                                  798,508
    375,948       6.000%, due 04/01/14                                  386,971
  1,203,496       6.500%, due 12/01/31                                1,224,808
  1,128,597       7.000%, due 06/01/29                                1,167,132
                                                                   ------------
                                                                      3,577,419
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Income
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
  Amount                                                              Value
--------------------------------------------------------------------------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION: 10.58%
$2,000,000        3.625%, due 04/15/04                             $  2,015,030
 1,492,273        6.000%, due 01/01/32                                1,481,999
   696,167        6.000%, due 02/01/32                                  691,379
 1,177,470        6.500%, due 06/01/14                                1,223,847
   279,473        6.500%, due 08/01/15                                  289,205
   679,062        6.500%, due 12/01/31                                  690,497
 1,615,363        7.000%, due 03/01/15                                1,699,003
 1,799,046        7.500%, due 07/01/21                                1,892,984
 1,124,484        7.500%, due 11/01/29                                1,178,336
   407,780        7.500%, due 09/01/30                                  426,788
   197,268        8.000%, due 08/01/30                                  209,463
                                                                   ------------
                                                                     11,798,531
                                                                   ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.32%
 2,635,344        6.500%, due 06/15/29                                2,688,350
   614,376        7.500%, due 11/15/29                                  647,520
   339,240        8.000%, due 07/15/30                                  361,076
                                                                   ------------
                                                                      3,696,946
                                                                   ------------
                  Total U.S. Government Agency Obligations
                    (Cost $ 16,409,142)                              19,072,896
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS : 3.08%
                  COMMERCIAL MBS: 1.52%
   490,000    #   Allied Capital Commercial Mortgage Trust,
                    6.710%, due 12/25/04                                493,099
   132,781    #   Criimi Mae CMBS Corp., 5.700%, due 06/20/30           135,406
 1,003,649        GMAC Commercial Mortgage Securities, Inc.,
                    6.974%, due 05/15/08                              1,066,906
                                                                   ------------
                                                                      1,695,411
                                                                   ------------
                  CREDIT CARD ABS: 0.90%
 1,000,000        Fleet Credit Card Master Trust II, 2.010%,
                    due 08/15/08                                      1,003,527
                                                                   ------------
                                                                      1,003,527
                                                                   ------------
                  HOME EQUITY ABS: 0.66%
   700,000        Emergent Home Equity Loan Trust, 7.080%,
                    due 12/15/28                                   $    738,297
                                                                   ------------
                                                                        738,297
                                                                   ------------
                  Total Collateralized Mortgage Obligations
                    (Cost $3,303,274)                                 3,437,235
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.00%
                  TELECOMMUNICATIONS: 0.00%
    10,152 @,++,& Adelphia Business Solutions, Inc.                         102
                                                                   ------------
                                                                            102
                                                                   ------------
                  Total Preferred Stock
                    (Cost $203,040)                                         102
                                                                   ------------
MUTUAL FUNDS: 3.49%
                  INVESTMENT COMPANIES: 3.49%
   114,416   B    ING High Yield Bond Fund                              987,414
   386,152   B    ING High Yield Opportunity Fund                     2,907,723
                                                                   ------------
                                                                      3,895,137
                                                                   ------------
                  Total Mutual Funds
                    (Cost $3,900,000)                                 3,895,137
                                                                   ------------
WARRANTS: 0.01%
                  BUILDING MATERIALS: 0.00%
       400    @   Dayton Superior Corp.                                   4,000
                                                                   ------------
                                                                          4,000
                                                                   ------------
                  FOOD/BEVERAGE: 0.00%
       370  @,XX  North Atlantic Trading Co.                                  4
                                                                   ------------
                                                                              4
                                                                   ------------
                  MISCELLANEOUS MANUFACTURING: 0.01%
       500  @,XX  Packaged Ice, Inc.                                      6,800
                                                                   ------------
                                                                          6,800
                                                                   ------------
                  TELECOMMUNICATIONS: 0.00%
       500    @   Iridium World Communications, Inc.                          5
                                                                   ------------
                                                                              5
                                                                   ------------
                  Total Warrants
                    (Cost $57,955)                                       10,809
                                                                   ------------
                  Total Long-Term Investments
                    (Cost $113,203,095)                             104,881,461
                                                                   ------------
Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 5.99%
                  REPURCHASE AGREEMENT: 5.99%
$6,679,000        State Street Bank & Trust Repurchase Agreement
                    dated 5/31/02, 1.680%, due 06/03/02,
                    $6,679,936 to be received upon repurchase
                    (Collateralized by 3,415,000 USTB, 13.250%,
                    Market Value $5,113,963, due 05/15/14 and
                    1,140,000 USTB, 13.250%, Market Value
                    $1,707,150, due 05/15/14)                      $  6,679,000
                                                                   ------------
                  Total Short-Term Investment
                  (Cost $6,679,000)                                   6,679,000
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 119,882,095)*                 100.07%  $111,560,461
                  OTHER ASSETS AND LIABILITIES-NET         -0.07%       (79,904)
                                                         -------   ------------
                  NET ASSETS                              100.00%  $111,480,557
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
B    Represents investments in an affiliated fund.
++   Defaulted Security
&    Payment in-kind security
X Market Value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
XX Value of securities obtained from one or more dealers making in the securities which have been adjusted based on the Fund's valuation procedures.
ADR  American Depository Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is $120,029,173. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  5,316,316
                  Gross Unrealized Depreciation                     (13,785,028)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (8,468,712)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail funds) and Variable Products held February 21, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                               SHARES VOTED
                                                 SHARES         AGAINST OR     SHARES      BROKER            TOTAL
                                               VOTED FOR         WITHHELD    ABSTAINED    NON-VOTE        SHARES VOTED
                                               ---------         --------    ---------    --------        ------------
1. To elect twelve (12) members of the Boards of Directors or Trustees to hold office until the election and qualification of their successors.

ING GROWTH + VALUE FUND (FORMERLY PILGRIM GROWTH + VALUE FUND)
Paul S. Doherty                                40,103,350       1,331,666          --            --        41,435,016
J. Michael Earley                              40,143,517       1,291,499          --            --        41,435,016
R. Barbara Gitenstein                          40,143,684       1,291,332          --            --        41,435,016
Walter H. May                                  40,110,138       1,324,878          --            --        41,435,016
Thomas J. McInerney                            40,116,462       1,318,554          --            --        41,435,016
Jock Patton                                    40,134,748       1,300,268          --            --        41,435,016
David W.C. Putnam                              40,133,396       1,301,620          --            --        41,435,016
Blaine E. Rieke                                40,112,644       1,322,372          --            --        41,435,016
Robert C. Salipante                            40,135,125       1,299,891          --            --        41,435,016
John G. Turner                                 40,121,104       1,313,912          --            --        41,435,016
Roger B. Vincent                               40,137,503       1,297,513          --            --        41,435,016
Richard A. Wedemeyer                           40,114,018       1,320,998          --            --        41,435,016

ING GROWTH OPPORTUNITIES FUND (FORMERLY PILGRIM GROWTH OPPORTUNITIES FUND)
Paul S. Doherty                                23,484,530         542,064          --            --        24,026,594
J. Michael Earley                              23,489,864         536,730          --            --        24,026,594
R. Barbara Gitenstein                          23,487,532         539,062          --            --        24,026,594
Walter H. May                                  23,486,640         539,954          --            --        24,026,594
Thomas J. McInerney                            23,485,419         541,175          --            --        24,026,594
Jock Patton                                    23,487,438         539,156          --            --        24,026,594
David W.C. Putnam                              23,488,240         538,354          --            --        24,026,594
Blaine E. Rieke                                23,485,338         541,256          --            --        24,026,594
Robert C. Salipante                            23,486,078         540,516          --            --        24,026,594
John G. Turner                                 23,486,041         540,553          --            --        24,026,594
Roger B. Vincent                               23,488,923         537,671          --            --        24,026,594
Richard A. Wedemeyer                           23,486,231         540,363          --            --        24,026,594

ING LARGECAP GROWTH FUND (FORMERLY PILGRIM LARGECAP GROWTH FUND)
Paul S. Doherty                                13,149,044         407,783          --            --        13,556,827
J. Michael Earley                              13,151,871         404,956          --            --        13,556,827
R. Barbara Gitenstein                          13,148,454         408,373          --            --        13,556,827
Walter H. May                                  13,150,896         405,931          --            --        13,556,827
Thomas J. McInerney                            13,148,853         407,974          --            --        13,556,827
Jock Patton                                    13,149,790         407,037          --            --        13,556,827
David W.C. Putnam                              13,151,997         404,830          --            --        13,556,827
Blaine E. Rieke                                13,148,761         408,066          --            --        13,556,827
Robert C. Salipante                            13,147,214         409,613          --            --        13,556,827
John G. Turner                                 13,150,696         405,858          --            --        13,556,554
Roger B. Vincent                               13,151,766         405,061          --            --        13,556,827
Richard A. Wedemeyer                           13,147,338         409,489          --            --        13,556,827

--------------------------------------------------------------------------------

                                                               SHARES VOTED
                                                 SHARES         AGAINST OR     SHARES      BROKER            TOTAL
                                               VOTED FOR         WITHHELD    ABSTAINED    NON-VOTE        SHARES VOTED
                                               ---------         --------    ---------    --------        ------------
ING MIDCAP OPPORTUNITIES FUND (FORMERLY PILGRIM MIDCAP OPPORTUNITIES FUND)
Paul S. Doherty                                 7,180,993         168,019          --            --         7,349,012
J. Michael Earley                               7,181,661         167,351          --            --         7,349,012
R. Barbara Gitenstein                           7,181,016         167,996          --            --         7,349,012
Walter H. May                                   7,180,993         168,019          --            --         7,349,012
Thomas J. McInerney                             7,181,173         167,839          --            --         7,349,012
Jock Patton                                     7,179,970         169,042          --            --         7,349,012
David W.C. Putnam                               7,181,661         167,351          --            --         7,349,012
Blaine E. Rieke                                 7,180,993         168,019          --            --         7,349,012
Robert C. Salipante                             7,179,671         169,341          --            --         7,349,012
John G. Turner                                  7,179,927         169,085          --            --         7,349,012
Roger B. Vincent                                7,181,661         167,351          --            --         7,349,012
Richard A. Wedemeyer                            7,180,993         168,019          --            --         7,349,012

ING SMALLCAP OPPORTUNITIES (FORMERLY PILGRIM SMALLCAP OPPORTUNITIES FUND)
Paul S. Doherty                                11,778,247         386,925          --            --        12,165,172
J. Michael Earley                              11,782,786         382,386          --            --        12,165,172
R. Barbara Gitenstein                          11,780,554         384,618          --            --        12,165,172
Walter H. May                                  11,782,429         382,743          --            --        12,165,172
Thomas J. McInerney                            11,774,480         390,692          --            --        12,165,172
Jock Patton                                    11,777,673         387,499          --            --        12,165,172
David W.C. Putnam                              11,781,669         383,503          --            --        12,165,172
Blaine E. Rieke                                11,774,947         390,225          --            --        12,165,172
Robert C. Salipante                            11,773,044         392,128          --            --        12,165,172
John G. Turner                                 11,777,990         387,182          --            --        12,165,172
Roger B. Vincent                               11,778,808         386,364          --            --        12,165,172
Richard A. Wedemeyer                           11,780,233         384,939          --            --        12,165,172

ING RESEARCH ENHANCED INDEX FUND (FORMERLY PILGRIM RESEARCH ENHANCED INDEX FUND)
Paul S. Doherty                                15,144,161         269,863          --            --        15,414,024
J. Michael Earley                              15,151,959         262,065          --            --        15,414,024
R. Barbara Gitenstein                          15,144,908         269,116          --            --        15,414,024
Walter H. May                                  15,147,859         266,165          --            --        15,414,024
Thomas J. McInerney                            15,151,959         262,065          --            --        15,414,024
Jock Patton                                    15,148,283         265,741          --            --        15,414,024
David W.C. Putnam                              15,150,110         263,914          --            --        15,414,024
Blaine E. Rieke                                15,145,129         268,895          --            --        15,414,024
Robert C. Salipante                            15,151,731         262,293          --            --        15,414,024
John G. Turner                                 15,151,688         262,336          --            --        15,414,024
Roger B. Vincent                               15,151,959         262,065          --            --        15,414,024
Richard A. Wedemeyer                           15,147,859         266,165          --            --        15,414,024

ING LARGE COMPANY VALUE FUND (FORMERLY PILGRIM GROWTH AND INCOME FUND)
Paul S. Doherty                                 5,176,821         173,897          --            --         5,350,718
J. Michael Earley                               5,178,651         172,067          --            --         5,350,718
R. Barbara Gitenstein                           5,178,882         171,946          --            --         5,350,828
Walter H. May                                   5,176,821         173,897          --            --         5,350,718
Thomas J. McInerney                             5,179,238         171,480          --            --         5,350,718
Jock Patton                                     5,167,484         183,234          --            --         5,350,718
David W.C. Putnam                               5,179,238         171,480          --            --         5,350,718
Blaine E. Rieke                                 5,164,886         185,832          --            --         5,350,718
Robert C. Salipante                             5,179,077         171,641          --            --         5,350,718
John G. Turner                                  5,168,082         182,636          --            --         5,350,718
Roger B. Vincent                                5,179,238         171,480          --            --         5,350,718
Richard A. Wedemeyer                            5,164,742         185,976          --            --         5,350,718

--------------------------------------------------------------------------------

                                                               SHARES VOTED
                                                 SHARES         AGAINST OR     SHARES      BROKER            TOTAL
                                               VOTED FOR         WITHHELD    ABSTAINED    NON-VOTE        SHARES VOTED
                                               ---------         --------    ---------    --------        ------------
ING MAGNACAP FUND (FORMERLY PILGRIM MAGNACAP FUND)
Paul S. Doherty                                28,027,621       1,084,173          --            --        29,111,794
J. Michael Earley                              28,035,436       1,076,358          --            --        29,111,794
R. Barbara Gitenstein                          28,015,258       1,096,536          --            --        29,111,794
Walter H. May                                  28,020,160       1,091,634          --            --        29,111,794
Thomas J. McInerney                            28,020,542       1,091,252          --            --        29,111,794
Jock Patton                                    28,022,454       1,089,340          --            --        29,111,794
David W.C. Putnam                              28,029,873       1,081,921          --            --        29,111,794
Blaine E. Rieke                                28,027,075       1,084,719          --            --        29,111,794
Robert C. Salipante                            28,021,152       1,090,642          --            --        29,111,794
John G. Turner                                 28,029,822       1,081,972          --            --        29,111,794
Roger B. Vincent                               28,036,236       1,075,558          --            --        29,111,794
Richard A. Wedemeyer                           28,032,304       1,079,490          --            --        29,111,794

ING CONVERTIBLE FUND (FORMERLY PILGRIM CONVERTIBLE FUND)
Paul S. Doherty                                11,312,319         509,504          --            --        11,821,823
J. Michael Earley                              11,331,236         490,587          --            --        11,821,823
R. Barbara Gitenstein                          11,322,507         499,316          --            --        11,821,823
Walter H. May                                  11,327,382         494,441          --            --        11,821,823
Thomas J. McInerney                            11,313,727         508,096          --            --        11,821,823
Jock Patton                                    11,316,424         505,399          --            --        11,821,823
David W.C. Putnam                              11,316,952         504,871          --            --        11,821,823
Blaine E. Rieke                                11,315,814         506,009          --            --        11,821,823
Robert C. Salipante                            11,322,602         499,221          --            --        11,821,823
John G. Turner                                 11,315,778         506,045          --            --        11,821,823
Roger B. Vincent                               11,328,762         493,061          --            --        11,821,823
Richard A. Wedemeyer                           11,313,739         508,084          --            --        11,821,823

ING EQUITY AND INCOME FUND (FORMERLY PILGRIM BALANCED FUND)
Paul S. Doherty                                 4,726,440         153,230          --            --         4,879,670
J. Michael Earley                               4,728,220         151,450          --            --         4,879,670
R. Barbara Gitenstein                           4,728,317         151,353          --            --         4,879,670
Walter H. May                                   4,726,339         153,331          --            --         4,879,670
Thomas J. McInerney                             4,726,155         153,515          --            --         4,879,670
Jock Patton                                     4,728,220         151,450          --            --         4,879,670
David W.C. Putnam                               4,727,040         152,630          --            --         4,879,670
Blaine E. Rieke                                 4,726,440         153,230          --            --         4,879,670
Robert C. Salipante                             4,728,321         151,349          --            --         4,879,670
John G. Turner                                  4,728,321         151,349          --            --         4,879,670
Roger B. Vincent                                4,727,040         152,630          --            --         4,879,670
Richard A. Wedemeyer                            4,726,339         153,331          --            --         4,879,670

2. To Approve amendments to Declarations of Trust or Trust Instruments, as the case may be, for some of the Funds to, among other things, permit the Boards to determine the number of Directors/Trustees to the Funds.

ING Growth + Value Fund*                       16,285,597         985,960     950,056    23,213,403        41,435,016
ING Growth Opportunities Fund                  13,500,022         448,121     373,958     9,704,494        24,026,595
ING MidCap Opportunities Fund                   5,326,725         107,987      58,030     1,856,271         7,349,013
ING SmallCap Opportunities Fund                 6,379,351         280,949     272,125     5,232,748        12,165,173
ING Research Enhanced Index Fund                6,441,895         172,811     212,579     8,586,740        15,414,025

3. Approval of Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds.

ING Growth + Value Fund                        16,646,273         684,387     890,953    23,213,403        41,435,016
ING Growth Opportunities Fund                  13,685,931         296,342     339,828     9,704,494        24,026,595

--------------------------------------------------------------------------------

                                                               SHARES VOTED
                                                 SHARES         AGAINST OR     SHARES      BROKER            TOTAL
                                               VOTED FOR         WITHHELD    ABSTAINED    NON-VOTE        SHARES VOTED
                                               ---------         --------    ---------    --------        ------------
ING LargeCap Growth Fund                        9,096,740         172,902     305,595     3,981,590        13,556,827
ING SmallCap Opportunities Fund                 6,488,648         182,411     261,367     5,232,747        12,165,173
ING Research Enhanced Index Fund                6,542,619          94,459     190,206     8,586,740        15,414,024
ING Large Company Value Fund                    4,542,434          76,812     130,897       600,575         5,350,718
ING Magna Cap Fund *                           19,151,002         631,789   1,049,536     8,279,467        29,111,794
ING Convertible Fund                            7,970,572         274,685     404,027     3,172,539        11,821,823
ING Equity and Income Fund                      3,336,040          94,100     134,167     1,315,364         4,879,671

5. To Confirm KPMG LLP as current independent auditors of certain Funds.

ING Growth + Value Fund                        39,708,142         568,411   1,158,463            --        41,435,016
ING Growth Opportunities Fund                  23,290,121         262,887     473,587            --        24,026,595
ING LargeCap Growth Fund                       12,971,028         195,693     390,106            --        13,556,827
ING MidCap Opportunities Fund                   7,213,978          65,370      69,665            --         7,349,013
ING SmallCap Opportunities Fund                11,655,786         191,175     318,212            --        12,165,173
ING Research Enhanced Index Fund               14,924,655         153,925     335,445            --        15,414,025
ING Large Company Value Fund                    5,166,218          51,772     132,728            --         5,350,718
ING Magna Cap Fund                             27,493,867         462,144   1,155,784            --        29,111,795
ING Convertible Fund                           11,040,397         297,155     484,271            --        11,821,823
ING Equity and Income Fund                      4,653,687          63,114     162,870            --         4,879,671

6. To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

ING Growth + Value Fund                        38,662,172         994,424   1,778,420            --        41,435,016
ING Growth Opportunities Fund                  22,885,855         420,732     720,008            --        24,026,595
ING LargeCap Growth Fund                       12,552,724         325,006     679,097            --        13,556,827
ING MidCap Opportunities Fund                   7,052,068         128,789     168,156            --         7,349,013
ING SmallCap Opportunities Fund                11,330,237         285,796     549,140            --        12,165,173
ING Research Enhanced Index Fund               14,768,157         215,096     430,772            --        15,414,025
ING Large Company Value Fund                    5,039,553         101,591     209,574            --         5,350,718
ING Magna Cap Fund                             26,824,030         612,474   1,675,291            --        29,111,795
ING Convertible Fund                           10,691,683         396,619     733,521            --        11,821,823
ING Equity and Income Fund                      4,509,355          86,892     283,424            --         4,879,671

----------
*    These Funds did not pass on the indicated proposals.

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2002 were as follows:

FUND NAME                                    TYPE               PER SHARE AMOUNT
---------                                    ----               ----------------
LargeCap Growth
  Class A                                     NII                  $ 0.0041
  Class Q                                     NII                  $ 0.0096
SmallCap Opportunities
  All Classes                                LTCG                  $ 0.9900
Large Company Value
  Class A                                     NII                  $ 0.0040
  All Classes                                LTCG                  $ 0.2859
  All Classes                                 ROC                  $ 0.0392
MagnaCap
  Class A                                     NII                  $ 0.0740
  Class M                                     NII                  $ 0.0215
  Class Q                                     NII                  $ 0.1101
  All Classes                                LTCG                  $ 1.8987
Convertible
  Class A                                     NII                  $ 0.4085
  Class B                                     NII                  $ 0.2807
  Class C                                     NII                  $ 0.2872
  Class Q                                     NII                  $ 0.4450
  Class A                                    STCG                  $ 0.0298
  Class B                                    STCG                  $ 0.0327
  Class C                                    STCG                  $ 0.0306
  Class Q                                    STCG                  $ 0.0290
  Class A                                    LTCG                  $ 0.0632
  Class B                                    LTCG                  $ 0.0692
  Class C                                    LTCG                  $ 0.0648
  Class Q                                    LTCG                  $ 0.0614

Equity and Income
  Class A                                     NII                  $ 0.4523
  Class B                                     NII                  $ 0.3641
  Class C                                     NII                  $ 0.3715
  Class Q                                     NII                  $ 0.4699
  Class T                                     NII                  $ 0.3889
  Class A                                    STCG                  $ 0.0352
  Class B                                    STCG                  $ 0.0379
  Class C                                    STCG                  $ 0.0338
  Class Q                                    STCG                  $ 0.0350
  Class T                                    STCG                  $ 0.0378
  Class A                                    LTCG                  $ 0.0153
  Class B                                    LTCG                  $ 0.0164
  Class C                                    LTCG                  $ 0.0146
  Class Q                                    LTCG                  $ 0.0152
  Class T                                    LTCG                  $ 0.0164

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC -- Return of capital

Of the ordinary distributions made during the fiscal year ended May 31, 2002, the following percentages qualify for the dividends received deduction available to corporate shareholders; 100.00%, 100.00%, 94.68%, 100.00%, 45.08% and 26.52%
for LargeCap Growth, Financial Services, Large Company Value, MagnaCap, Convertible and Equity and Income, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purpose and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2001.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Funds is set forth below:

                                                                                                  NUMBER OF
                                                                          PRINCIPAL              PORFOLIOS IN           OTHER
                                                   TERM OF OFFICE       OCCUPATION(S)            FUND COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS                    POSITION(S)     AND LENGTH OF         DURING THE               OVERSEEN BY          HELD BY
    AND AGE                      HELD WITH FUND     TIME SERVED        PAST FIVE YEARS          DIRECTOR/TRUSTEE   DIRECTOR/TRUSTEE
    -------                      --------------     -----------        ---------------          ----------------   ----------------
INDEPENDENT DIRECTORS/TRUSTEES:

Paul S. Doherty                  Director/Trustee   10-29-99 to     Retired. Mr. Doherty was          106          Mr. Doherty is a
7337 E. Doubletree Ranch Rd.                        Present         formerly President and                         Trustee of the
Scottsdale, AZ 85258                                                Partner, Doherty, Wallace,                     GCG Trust
Age: 67                                                             Pillsbury and Murphy,                          (February 2002 to
                                                                    P.C.,Attorneys (1996 to                        present).
                                                                    2001); a Director of
                                                                    Tambrands, Inc. (1993 to
                                                                    1998); and a Trustee of
                                                                    each of the funds managed
                                                                    by Northstar Investment
                                                                    Management Corporation
                                                                    (1993 to 1999).

J. Michael Earley                Director/Trustee   2-22-02 to      President and Chief               106          Mr. Earley is a
7337 E. Doubletree Ranch Rd.                        Present         Executive Officer of                           Trustee of the
Scottsdale, AZ 85258                                                Bankers Trust Company, N.A.                    GCG Trust (1997
Age: 56                                                             (1992 to present).                             to present).

R. Barbara Gitenstein            Director/Trustee   2-22-02 to      President of the College of       106          Dr. Gitenstein is
7337 E. Doubletree Ranch Rd.                        Present         New Jersey (1999 to                            a Trustee of the
Scottsdale, AZ 85258                                                present); Executive Vice                       GCG Trust (1997
Age: 53                                                             President and Provost at                       to present).
                                                                    Drake University (1992 to
                                                                    1998).

Walter H. May                    Director/Trustee   10-29-99 to     Retired. Mr. May was              106          Mr. May is a
7337 E. Doubletree Ranch Rd.                        Present         formerly Managing Director                     Trustee for the
Scottsdale, AZ 85258                                                and Director of Marketing                      Best Prep Charity
Age: 65                                                             for Piper Jaffray, Inc. (an                    (1991 to present)
                                                                    investment                                     and the GCG Trust
                                                                    banking/underwriting firm).                    (February 2002 to
                                                                    Mr. May was formerly a                         present).
                                                                    Trustee of each of the
                                                                    funds managed by Northstar
                                                                    Investment Management
                                                                    Corporation (1996 to 1999).

Jock Patton                      Director/Trustee   8-28-95 to      Private Investor. Mr.             106          Mr. Patton is a
7337 E. Doubletree Ranch Rd.                        Present         Patton was formerly                            Trustee of the
Scottsdale, AZ 85258                                                Director and Chief                             GCG Trust
Age: 56                                                             Executive Officer of                           (February 2002 to
                                                                    Rainbow Multimedia Group,                      present); He is
                                                                    Inc. (January 1999 to                          also Director of
                                                                    December 2001); Director of                    Hypercom, Inc.
                                                                    Stuart Entertainment, Inc.;                    and JDA Software
                                                                    Directory of Artisoft, Inc.                    Group, Inc.
                                                                    (1994 to 1998); President                      (January 1999 to
                                                                    and co-owner of StockVal,                      present);
                                                                    Inc. (November 1992 to June                    National
                                                                    1997) and a Partner and                        Airlines, Inc.;
                                                                    Director of the law firm of                    and BG
                                                                    Streich Lang, P.A. (1972 to                    Associates, Inc.
                                                                    1993).

David W.C. Putnam                Director/Trustee   10-29-99 to     President and Director of         106          Mr. Putnam is a
7337 E. Doubletree Ranch Rd.                        Present         F.L. Putnam Securities                         Trustee of GCG
Scottsdale, AZ 85258                                                Company, Inc. and its                          Trust (February
Age: 62                                                             affiliates. Mr. Putnam is                      2002 to present);
                                                                    also President, Secretary                      Director of F.L.
                                                                    and Trustee of The                             Putnam Securities
                                                                    Principled Equity Market                       Company, Inc.
                                                                    Fund. Mr. Putnam was                           (June 1978 to
                                                                    formerly a Director/Trustee                    present); F.L.
                                                                    of Trust Realty Corp.,                         Putnam Investment
                                                                    Anchor Investment Trust,                       Management
                                                                    Bow Ridge Mining Co., and                      Company (December
                                                                    each of the funds managed                      2001 to present);
                                                                    by Northstar Investment                        Asian American
                                                                    Management Corporation                         Bank and Trust
                                                                    (1994 to 1999).                                Company (June
                                                                                                                   1992 to present);
                                                                                                                   and Notre Dame
                                                                                                                   Health Care
                                                                                                                   Center (1991 to
                                                                                                                   present). He is
                                                                                                                   also a Trustee of
                                                                                                                   The Principled
                                                                                                                   Equity Market
                                                                                                                   Fund (November
                                                                                                                   1996 to present);
                                                                                                                   Progressive
                                                                                                                   Capital
                                                                                                                   Accumulation
                                                                                                                   Trust (August
                                                                                                                   1998 to present);
                                                                                                                   Anchor
                                                                                                                   International
                                                                                                                   Bond Trust
                                                                                                                   (December 2000 to
                                                                                                                   present); F.L.
                                                                                                                   Putnam Foundation
                                                                                                                   (December 2000 to
                                                                                                                   present); Mercy
                                                                                                                   Endowment
                                                                                                                   Foundation (1995
                                                                                                                   to present); and
                                                                                                                   an Honorary
                                                                                                                   Trustee of Mercy
                                                                                                                   Hospital (1973 to
                                                                                                                   present).

--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                          PRINCIPAL              PORFOLIOS IN           OTHER
                                                   TERM OF OFFICE       OCCUPATION(S)            FUND COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS                    POSITION(S)     AND LENGTH OF         DURING THE               OVERSEEN BY          HELD BY
    AND AGE                      HELD WITH FUND     TIME SERVED        PAST FIVE YEARS          DIRECTOR/TRUSTEE   DIRECTOR/TRUSTEE
    -------                      --------------     -----------        ---------------          ----------------   ----------------
Blaine E. Rieke                  Director/Trustee   2-26-01 to      General Partner of                106          Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                        Present         Huntington Partners, an                        Director/Trustee
Scottsdale, AZ 85258                                                investment partnership                         of the Morgan
Age: 68                                                             (1997 to present). Mr.                         Chase Trust Co.
                                                                    Rieke was formerly Chairman                    (January 1998 to
                                                                    and Chief Executive Officer                    present) and the
                                                                    of Firstar Trust Company                       GCG Trust
                                                                    (1973 to 1996). Mr. Rieke                      (February 2002 to
                                                                    was formerly the Chairman                      present).
                                                                    of the Board and a Trustee
                                                                    of each of the funds
                                                                    managed by ING Investment
                                                                    Management Co. LLC. (1998
                                                                    to 2001).

Roger B. Vincent                 Director/Trustee   2-22-02 to      President of Springwell           106          Mr. Vincent is a
7337 E. Doubletree Ranch Rd.                        Present         Corporation, a corporate                       Trustee of the
Scottsdale, AZ 85258                                                advisory firm (1989 to                         GCG Trust (1994
Age: 56                                                             present). Mr. Vincent was                      to present) and a
                                                                    formerly a Director of                         Director of
                                                                    Tatham Offshore, Inc. (1996                    AmeriGas Propane,
                                                                    to 2000) and Petrolane,                        Inc. (1998 to
                                                                    Inc. (1993 to 1995).                           present).

Richard A. Wedemeyer             Director/Trustee   2-26-01 to      Vice President -- Finance         106          Mr. Wedemeyer is
7337 E. Doubletree Ranch Rd.                        Present         and Administration -- of                       a Trustee of
Scottsdale, AZ 85258                                                the Channel Corporation, an                    Touchstone
Age: 65                                                             importer of specialty alloy                    Consulting Group
                                                                    aluminum products (1996 to                     (1997 to present)
                                                                    present). Mr. Wedemeyer was                    and the GCG Trust
                                                                    formerly Vice President --                     (February 2002 to
                                                                    Finance and Administration                     present).
                                                                    -- of Performance
                                                                    Advantage, Inc., a provider
                                                                    of training and
                                                                    consultation services (1992
                                                                    to 1996), and Vice
                                                                    President -- Operations and
                                                                    Administration -- of Jim
                                                                    Henson Productions (1979 to
                                                                    1997). Mr. Wedemeyer was a
                                                                    Trustee of each of the
                                                                    funds managed by ING
                                                                    Investment Management Co.
                                                                    LLC. (1998 to 2001).

--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                          PRINCIPAL              PORFOLIOS IN           OTHER
                                                   TERM OF OFFICE       OCCUPATION(S)            FUND COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS                    POSITION(S)     AND LENGTH OF         DURING THE               OVERSEEN BY          HELD BY
    AND AGE                      HELD WITH FUND     TIME SERVED        PAST FIVE YEARS          DIRECTOR/TRUSTEE   DIRECTOR/TRUSTEE
    -------                      --------------     -----------        ---------------          ----------------   ----------------
INTERESTED DIRECTORS:

R. Glenn Hilliard(1)             Director/Trustee   2-26-02 to      Chairman and CEO of ING           106          Mr. Hilliard
ING Americas                                        Present         Americas and a member of                       serves as a
5780 Powers Ferry Road, NW                                          its Americas Executive                         member of the
Atlanta, GA 30327                                                   Committee (1999 to                             Board of
Age: 59                                                             present). Mr. Hilliard was                     Directors of the
                                                                    formerly Chairman and CEO                      Clemson
                                                                    of ING North America,                          University
                                                                    encompassing the U.S.,                         Foundation, the
                                                                    Mexico and Canada regions                      Board of
                                                                    (1994 to 1999).                                Councilors for
                                                                                                                   the Carter
                                                                                                                   Center, a Trustee
                                                                                                                   of the Woodruff
                                                                                                                   Arts Center and
                                                                                                                   sits on the Board
                                                                                                                   of Directors for
                                                                                                                   the High Museum
                                                                                                                   of Art. Mr.
                                                                                                                   Hilliard is also
                                                                                                                   a Trustee of the
                                                                                                                   GCG Trust
                                                                                                                   (February 2002 to
                                                                                                                   present).

Thomas J. McInerey(2)            Director/Trustee   2-26-01 to      Chief Executive Officer,          156          Mr. McInerney
7337 E. Doubletree Ranch Rd.                        Present         ING U.S. Financial Services                    serves as a
Scottsdale, AZ 85258                                                (October 2001 to present);                     Director/Trustee
Age: 45                                                             President, Chief Executive                     of Aeltus
                                                                    Officer, and Director of                       Investment
                                                                    Northern Life Insurance                        Management, Inc.
                                                                    Company (2001 to present);                     (1997 to
                                                                    and President and Director                     present); each of
                                                                    of Aetna Life Insurance and                    the Aetna Funds
                                                                    Annuity Company (1997 to                       (April 2002 to
                                                                    present), Aetna Retirement                     present);
                                                                    Holdings, Inc. (1997 to                        Ameribest Life
                                                                    present), Aetna Investment                     Insurance Co.
                                                                    Adviser Holding Co. (2000                      (2001 to
                                                                    to present), and Aetna                         present);
                                                                    Retail Holding Company                         Equitable Life
                                                                    (2000 to present). Mr.                         Insurance Co.
                                                                    McInerney was formerly                         (2001 to
                                                                    General Manager and Chief                      present); First
                                                                    Executive Officer of ING                       Columbine Life
                                                                    Worksite Division (since                       Insurance Co.
                                                                    December 2000 to October                       (2001 to
                                                                    2001); President of Aetna                      present); Golden
                                                                    Financial Services (August                     American Life
                                                                    1997 to December 2000);                        Insurance Co.
                                                                    Head of National Accounts                      (2001 to
                                                                    and Core Sales and                             present); Life
                                                                    Marketing for Aetna U.S.                       Insurance Company
                                                                    Healthcare (April 1996 to                      of Georgia (2001
                                                                    March 1997); Head of                           to present);
                                                                    Corporate Strategies for                       Midwestern United
                                                                    Aetna Inc. (July 1995 to                       Life Insurance
                                                                    April 1996); and has held a                    Co. (2001 to
                                                                    variety of line and                            present);
                                                                    corporate staff positions                      ReliaStar Life
                                                                    since 1978.                                    Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present);
                                                                                                                   Security Life of
                                                                                                                   Denver (2001 to
                                                                                                                   present);
                                                                                                                   Security
                                                                                                                   Connecticut Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present);
                                                                                                                   Southland Life
                                                                                                                   Insurance Co.
                                                                                                                   (2001 to
                                                                                                                   present); USG
                                                                                                                   Annuity and Life
                                                                                                                   Company (2001 to
                                                                                                                   present); United
                                                                                                                   Life and Annuity
                                                                                                                   Insurance Co. Inc
                                                                                                                   (2001 to
                                                                                                                   present); and the
                                                                                                                   GCG Trust
                                                                                                                   (February 2002 to
                                                                                                                   present). Mr.
                                                                                                                   McInerney is a
                                                                                                                   member of the
                                                                                                                   Board of the
                                                                                                                   National
                                                                                                                   Commission on
                                                                                                                   Retirement
                                                                                                                   Policy, the
                                                                                                                   Governor[0092]s
                                                                                                                   Council on
                                                                                                                   Economic
                                                                                                                   Competitiveness
                                                                                                                   and Technology of
                                                                                                                   Connecticut, the
                                                                                                                   Board of
                                                                                                                   Directors of the
                                                                                                                   Connecticut
                                                                                                                   Business and
                                                                                                                   Industry
                                                                                                                   Association, the
                                                                                                                   Board of Trustees
                                                                                                                   of the Bushnell,
                                                                                                                   the Board for the
                                                                                                                   Connecticut
                                                                                                                   Forum, and the
                                                                                                                   Board of the
                                                                                                                   Metro Hartford
                                                                                                                   Chamber of
                                                                                                                   Commerce, and is
                                                                                                                   Chairman of
                                                                                                                   Concerned
                                                                                                                   Citizens for
                                                                                                                   Effective
                                                                                                                   Government.

--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                          PRINCIPAL              PORFOLIOS IN           OTHER
                                                   TERM OF OFFICE       OCCUPATION(S)            FUND COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS                    POSITION(S)     AND LENGTH OF         DURING THE               OVERSEEN BY          HELD BY
    AND AGE                      HELD WITH FUND     TIME SERVED        PAST FIVE YEARS          DIRECTOR/TRUSTEE   DIRECTOR/TRUSTEE
    -------                      --------------     -----------        ---------------          ----------------   ----------------
John G. Turner(3)                Chairman and       10-29-99 to     President, Turner                 106          Mr. Turner serves
7337 E. Doubletree Ranch Rd.     Director/Trustee   Present         Investment Company (since                      as a member of
Scottsdale, AZ 85258                                                January 2002). Mr. Turner                      the Board of the
Age: 62                                                             was formerly Vice Chairman                     GCG Trust. Mr.
                                                                    of ING Americas (2000 to                       Turner also
                                                                    2001); Chairman and Chief                      serves as a
                                                                    Executive Officer of                           Director of the
                                                                    ReliaStar Financial Corp.                      Hormel Foods
                                                                    and ReliaStar Life                             Corporation (May
                                                                    Insurance Company (1993 to                     2000 to present),
                                                                    2000); Chairman of                             Shopko Stores,
                                                                    ReliaStar United Services                      Inc. (August 1999
                                                                    Life Insurance Company                         to present), and
                                                                    (1995 to 1998); Chairman of                    M.A. Mortenson
                                                                    ReliaStar Life Insurance                       Co. (March 2002
                                                                    Company of New York (1995                      to present)
                                                                    to 2001); Chairman of
                                                                    Northern Life Insurance
                                                                    Company (1992 to 2000);
                                                                    Chairman and
                                                                    Director/Trustee of the
                                                                    Northstar affiliated
                                                                    investment companies (1993
                                                                    to 2001) and Director,
                                                                    Northstar Investment
                                                                    Management Corporation and
                                                                    its affiliates (1993 to
                                                                    1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS              POSITION(S)      AND LENGTH OF                DURING THE
            AND AGE               HELD WITH FUND      TIME SERVED               PAST FIVE YEARS
            -------               --------------      -----------               ---------------
OFFICERS:

James M. Hennessy                President, Chief     March 2002         President and Chief Executive
7337 E. Doubletree Ranch Rd.     Executive            to Present         Officer of ING Capital
Scottsdale, AZ 85258             Officer, and         (for the ING       Corporation, LLC, ING Funds
Age: 52                          Chief Operating      Funds)             Services, LLC, ING Advisors, Inc.,
                                 Officer                                 ING Investments, LLC, Lexington
                                                                         Funds Distributor, Inc., Express
                                 President, Chief     February           America T.C. Inc. and EAMC
                                 Executive            2001 to            Liquidation Corp. (since December
                                 Officer, and         March 2002         2001); Executive Vice President
                                 Chief Operating      (for the           and Chief Operating Officer of ING
                                 Officer              Pilgrim            Quantitative Management, Inc.
                                                      Funds)             (since October 2001) and ING Funds
                                                                         Distributor, Inc. (since June
                                 Chief Operating      July 2000 to       2000). Formerly, Senior Executive
                                 Officer              February           Vice President (June 2000 to
                                                      2001(for the       December 2000) and Secretary
                                                      Pilgrim            (April 1995 to December 2000) of
                                                      Funds)             ING Capital Corporation, LLC, ING
                                                                         Funds Services, LLC, ING
                                                                         Investments, LLC, ING Advisors,
                                                                         Inc., Express America T.C. Inc.,
                                                                         and EAMC Liquidation Corp.; and
                                                                         Executive Vice President, ING
                                                                         Capital Corporation, LLC and its
                                                                         affiliates (May 1998 to June 2000)
                                                                         and Senior Vice President, ING
                                                                         Capital Corporation, LLC and its
                                                                         affiliates (April 1995 to April
                                                                         1998).

Stanley D. Vyner                 Executive Vice       March 2002         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.     President            to Present         Advisors, Inc. and ING
Scottsdale, Arizona 85258                             (for the ING       Investments, LLC (since July
Age: 51                                               Funds)             2000) and Chief Investment
                                                                         Officer of the International
                                 Executive Vice       July 1996 to       Portfolios, ING Investments, LLC
                                 President            March 2002         (since July 1996). Formerly,
                                                      (for the           President and Chief Executive
                                                      international      Officer of ING Investments, LLC
                                                      portfolios of      (August 1996 to August 2000).
                                                      the Pilgrim
                                                      Funds)

Mary Lisanti                     Executive Vice       March 2002         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.     President            to Present         Investments, LLC and ING Advisors,
Scottsdale, AZ 85258                                  (for the ING       Inc. (since November 1999) and of
vAge: 45                                              Funds)             ING Quantitative Management, Inc.
                                                                         (since July 2000); Chief
                                 Executive Vice       May 1998 to        Investment Officer of the Domestic
                                 President            March 2002         Equity Portfolios, ING
                                                      (for the           Investments, LLC (since 1999).
                                                      domestic           Formerly, Executive Vice President
                                                      equity             and Chief Investment Officer for
                                                      portfolios of      the Domestic Equity Portfolios of
                                                      the Pilgrim        Northstar Investment Management
                                                      Funds)             Corporation, whose name changed to
                                                                         Pilgrim Advisors, Inc. and
                                                                         subsequently became part of ING
                                                                         Investments, LLC (May 1998 to
                                                                         October 1999); Portfolio Manager
                                                                         with Strong Capital Management
                                                                         (May 1996 to 1998); a Managing
                                                                         Director and Head of Small- and
                                                                         Mid-Capitalization Equity
                                                                         Strategies at Bankers Trust Corp.
                                                                         (1993 to 1996).

--------------------------------------------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS              POSITION(S)      AND LENGTH OF                DURING THE
            AND AGE               HELD WITH FUND      TIME SERVED               PAST FIVE YEARS
            -------               --------------      -----------               ---------------
OFFICERS:

Michael J. Roland                Executive Vice       March 2002         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.     President,           to Present         Financial Officer and Treasurer of
Scottsdale, AZ 85258             Assistant            (for the ING       ING Funds Services, LLC, ING Funds
Age: 44                          Secretary and        Funds)             Distributor, Inc., ING Advisors,
                                 Principal                               Inc., ING Investments, LLC, ING
                                 Financial                               Quantitative Management, Inc.,
                                 Officer                                 Lexington Funds Distributor, Inc.,
                                                                         Express America T.C. Inc. and EAMC
                                 Senior Vice          June 1998          Liquidation Corp. (since December
                                 President and        to March           2001). Formerly, Senior Vice
                                 Principal            2002 (for          President, ING Funds Services,
                                 Financial            the Pilgrim        LLC, ING Investments, LLC, and ING
                                 Officer              Funds)             Funds Distributor, Inc. (June 1998
                                                                         to December 2001) and Chief
                                                                         Financial Officer of Endeavor
                                                                         Group (April 1997 to June 1998).

Ralph G. Norton III              Senior Vice          March 2002         Senior Vice President of ING
7337 E. Doubletree Ranch Rd.     President            to Present         Investment Advisors, Inc. and ING
Scottsdale, Arizona 85258                             (for the ING       Investments, LLC (since October
Age: 42                                               Funds)             2001) and Chief Investment Officer
                                                                         of the Fixed Income Portfolios,
                                 Senior Vice          August 2001        ING Investments, LLC (since
                                 President            to March           October 2001). Formerly, Senior
                                                      2002 (for          Market Strategist, Aeltus
                                                      the fixed          Investment Management, Inc.
                                                      income             (January 2001 to August 2001) and
                                                      portfolios of      Chief Investment Officer, ING
                                                      the Pilgrim        Investments, LLC (1990 [0096]
                                                      Funds)             January 2001).

Robert S. Naka                   Senior Vice          March 2002         Senior Vice President and
7337 E. Doubletree Ranch Rd.     President and        to Present         Assistant Secretary of ING Funds
Scottsdale, AZ 85258             Assistant            (for the ING       Services, LLC, ING Funds
Age: 38                          Secretary            Funds)             Distributor, Inc., ING Advisors,
                                                                         Inc., ING Investments, LLC, ING
                                 Senior Vice          November           Quantitative Management, Inc.
                                 President and        1999 to            (since October 2001) and Lexington
                                 Assistant            March 2002         Funds Distributor, Inc. (since
                                 Secretary            (for the           December 2001). Formerly, Vice
                                                      Pilgrim            President, ING Investments, LLC
                                                      Funds)             (April 1997 to October 1999), ING
                                                                         Funds Services, LLC (February 1997
                                 Assistant            July 1994 to       to August 1999) and Assistant Vice
                                 Secretary            November           President, ING Funds Services, LLC
                                                      1999 (for          (August 1995 to February 1997).
                                                      the Pilgrim
                                                      Funds)

Robyn L. Ichilov                 Vice President       March 2002         Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     and Treasurer        to Present         Services, LLC (since October 2001)
Scottsdale, AZ 85258                                  (for the ING       and ING Investments, LLC (since
Age: 34                                               Funds)             August 1997); Accounting Manager,
                                                                         ING Investments, LLC (since
                                 Vice President       May 1998 to        November 1995).
                                 and Treasurer        March 2002
                                                      (for the
                                                      Pilgrim
                                                      Funds)

                                 Vice President       November
                                                      1997 to May
                                                      1998 (for
                                                      the Pilgrim
                                                      Funds)

--------------------------------------------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS              POSITION(S)      AND LENGTH OF                DURING THE
            AND AGE               HELD WITH FUND      TIME SERVED               PAST FIVE YEARS
            -------               --------------      -----------               ---------------
OFFICERS:

Kimberly A. Anderson             Vice President       March 2002         Vice President for ING
7337 E. Doubletree Ranch Rd.     and Secretary        to Present         Quantitative Management, Inc.
Scottsdale, AZ 85258                                  (for the ING       (since October 2001); Vice
Age: 37                                               Funds)             President and Assistant Secretary
                                                                         of ING Funds Services, LLC, ING
                                                      February           Funds Distributor, Inc., ING
                                                      2001 to            Advisors, Inc., ING Investments,
                                                      March              LLC (since October 2001) and
                                                      2002(for the       Lexington Funds Distributor, Inc.
                                                      Pilgrim            (since December 2001). Formerly,
                                                      Funds)             Assistant Vice President of ING
                                                                         Funds Services, LLC (November 1999
                                                                         to January 2001) and has held
                                                                         various other positions with ING
                                                                         Funds Services, LLC for more than
                                                                         the last five years.

Lourdes R. Bernal                Vice President       March 2002         Vice President of ING Investments,
7337 E. Doubletree Ranch Rd.                          to Present         LLC (since January 2002). Prior to
Scottsdale, AZ 85258                                  (for certain       joining ING Investments, LLC in
Age: 32                                               ING Funds)         2002, Ms. Bernal was a Senior
                                                                         Manager in the Investment
                                                      February           Management Practice,
                                                      2002 to            PricewaterhouseCoopers LLP (July
                                                      Present (for       2000 to December 2001); Manager,
                                                      the Pilgrim        PricewaterhouseCoopers LLP (July
                                                      Funds)             1998 to July 2000); Manager,
                                                                         Coopers & Lybrand LLP (July 1996
                                                                         to June 1998); Senior Associate,
                                                                         Coopers & Lybrand LLP (July 1992
                                                                         to June 1996); and Associate,
                                                                         Coopers & Lybrand LLP (August 1990
                                                                         to June 1992).

Todd Modic                       Assistant Vice       March 2002         Director of Financial Reporting of
7337 E. Doubletree Ranch Rd.     President            to Present         ING Investments, LLC (since March
Scottsdale, AZ 85258                                  (for certain       2001). Formerly, Director of
Age: 34                                               ING Funds)         Financial Reporting, Axient
                                                                         Communications, Inc. (May 2000 to
                                                      August 2001        January 2001) and Director of
                                                      to March           Finance, Rural/Metro Corporation
                                                      2002 (for          (March 1995 to May 2000).
                                                      the Pilgrim
                                                      Funds)

Maria M. Anderson                Assistant Vice       March 2002         Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.     President            to Present         Funds Services, LLC (since October
Scottsdale, AZ 85258                                  (for certain       2001). Formerly, Manager of Fund
Age: 43                                               ING Funds)         Accounting and Fund Compliance,
                                                                         ING Investments, LLC (September
                                                      August 2001        1999 to November 2001); Section
                                                      to March           Manager of Fund Accounting, Stein
                                                      2002 (for          Roe Mutual Funds (July 1998 to
                                                      the Pilgrim        August 1999); and Financial
                                                      Funds)             Reporting Analyst, Stein Roe
                                                                         Mutual Funds (August 1997 to July
                                                                         1998).

Robert K. Kinsey                 Vice President       March 2002         Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.     and Portfolio        to Present         LLC (since March 1999). Formerly,
Scottsdale, Arizona 85258        Manager              (for certain       Vice President and Fixed Income
Age: 42                          (Equity and          ING Funds)         Portfolio Manager, Federated
                                 Income Fund)                            Investors (January 1995 to March
                                                      March 1999         1999); Principal and Sub-Adviser,
                                                      to March           Harris Investment Management (July
                                                      2002 (for          1992 to January 1995).
                                                      certain
                                                      Pilgrim
                                                      Funds)

--------------------------------------------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS              POSITION(S)      AND LENGTH OF                DURING THE
            AND AGE               HELD WITH FUND      TIME SERVED               PAST FIVE YEARS
            -------               --------------      -----------               ---------------
OFFICERS:

Edwin Schriver                   Senior Vice          March 2002         Senior Vice President (since
7337 E. Doubletree Ranch Rd.     President and        to Present         November 1999) and Senior
Scottsdale, Arizona 85258        Senior Portfolio     (for certain       Portfolio Manager (since October
Age: 56                          Manager              ING Funds)         2001) for ING Senior High Yield
                                 (Equity and                             Analyst, Dreyfus Corporation
                                 Income Fund)         November           (April 1998 to November 1999); and
                                                      1999 to            President of Cresent City Research
                                                      March 2002         (July 1993 to April 1998).
                                                      (for certain
                                                      Pilgrim
                                                      Funds)

Steven Rayner                    Vice President       March 2002         Vice President of ING Investments,
7337 E. Doubletree Ranch Rd.     and                  to Present         LLC (since October 2001).
Scottsdale, Arizona 85258        Co-Portfolio         (for certain       Formerly, Assistant Vice
Age: 35                          Manager              ING Funds)         President, ING Investments, LLC;
                                 (Financial           January            (February 1998 to January 2001)
                                 Services Fund)       2001 to            and has held various other
                                                      March 2002         positions with ING Investments,
                                                      (for certain       LLC and its predecessors since
                                                      Pilgrim            June 1995.
                                                      Funds)

Robert Kloss                     Vice President       March 2002         Vice President of ING Investments,
7337 E. Doubletree Ranch Rd.     and                  to Present         LLC (since January 2001) and has
Scottsdale, Arizona 85258        Co-Portfolio         (for certain       held various other positions with
Age: 45                          Manager              ING Funds)         ING Investments, LLC and its
                                 (Financial                              predecessors for the last five
                                 Services Fund)       January            years.
                                                      2001 to
                                                      March 2002
                                                      (for certain
                                                      Pilgrim
                                                      Funds)

Thomas Jackson                   Senior Vice          March 2002         Senior Vice President, ING
7337 E. Doubletree Ranch Rd.     President and        to Present         Investments, LLC (since June 2001)
Scottsdale, Arizona 85258        Senior Portfolio     (for certain       and ING Advisors, Inc. (since
Age: 56                          Manager (Large       ING Funds)         October 2001); and Senior
                                 Company                                 Portfolio Manager for ING
                                 Value,               June 2001          Investments, LLC and ING Advisors,
                                 MagnaCap, Tax        to March           Inc. (since October 2001).
                                 Efficient Equity     2002 (for          Formerly, Managing Director,
                                 and Equity and       certain            Prudential Investments (April 1990
                                 Income Funds)        Pilgrim            to December 2000); and prior to
                                                      Funds)             April 1990, Co-Chief Investment
                                                                         Officer and Managing Director at
                                                                         Century Capital Associates and Red
                                                                         Oak Advisors.

Jeffrey Bernstein                Senior Vice          March 2002         Senior Vice President (since
7337 E. Doubletree Ranch Rd.     President and        to Present         October 1999) of ING Investments,
Scottsdale, Arizona 85258        Senior Portfolio     (for certain       LLC and Senior Portfolio Manager
Age: 35                          Manager              ING Funds)         (since October 2001) for ING
                                 (Growth                                 Advisors, Inc. and ING
                                 Opportunities,       June 2000          Investments, LLC. Formerly,
                                 LargeCap             to March           Portfolio Manager, Northstar
                                 Growth,              2002 (for          Investment Management Corporation,
                                 MidCap               certain            whose name changed to Pilgrim
                                 Opportunities        Pilgrim            Advisors, Inc. and subsequently
                                 and MidCap           Funds)             became part of ING Investments,
                                 Growth Funds)                           LLC (May 1998 to October 1999);
                                                                         Portfolio Manager, Strong Capital
                                                                         Management (1997 to May 1998); and
                                                                         Portfolio Manager, Berkeley
                                                                         Capital (1995 to 1997).

--------------------------------------------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS              POSITION(S)      AND LENGTH OF                DURING THE
            AND AGE               HELD WITH FUND      TIME SERVED               PAST FIVE YEARS
            -------               --------------      -----------               ---------------
OFFICERS:

Andrew Chow                      Vice President       March 2002         Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.     and Portfolio        to Present         LLC (since September 2000).
Scottsdale, Arizona 85258        Manager              (for certain       Formerly, Portfolio Manager,
Age: 38                          (Convertible         ING Funds)         Conseco Convertible Securities
                                 Fund)                                   Fund (1998 to August 2000) and
                                                      October            managed convertible securities
                                                      2001 to            accounts with Conseco (1991 to
                                                      March 2002         1998).
                                                      (for certain
                                                      Pilgrim
                                                      Funds)

James Vail                       Senior Vice          March 2002         Senior Vice President for ING
7337 E. Doubletree Ranch Rd.     President and        to Present         Investments, LLC (since June 2001)
Scottsdale, Arizona 85258        Portfolio            (for certain       and Portfolio Manager of ING
Age: 57                          Manager (Tax         ING Funds)         Investments, LLC and ING Advisors,
                                 Efficient Equity                        Inc. (since October 2001).
                                 Fund)                June 2001          Formerly, Vice President,
                                                      to March           Lexington Management Corporation
                                                      2002 (for          (which was acquired by ING
                                                      certain            Investments, LLC's parent company
                                                      Pilgrim            in July 2000) (1991 to 2000); and
                                                      Funds)             has held investment research
                                                                         positions with Chemical Bank,
                                                                         Oppenheimer & Co., Robert Fleming,
                                                                         Inc. and Beacon Trust Company,
                                                                         where he was a Senior Investment
                                                                         Analyst.

ING Funds Distributor, Inc. offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, Inc. at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
  ING Asia-Pacific Equity Fund                 ING Financial Services Fund
  ING Emerging Countries Fund                  ING Large Company Value Fund
  ING European Equity Fund                     ING MagnaCap Fund
  ING International Fund                       ING Tax Efficient Equity Fund
  ING International Growth Fund                ING Value Opportunity Fund
  ING International SmallCap Growth Fund       ING SmallCap Value Fund
  ING International Value Fund                 ING MidCap Value Fund
  ING Precious Metals Fund
  ING Russia Fund                            DOMESTIC EQUITY AND INCOME FUNDS
                                               ING Equity and Income Fund
INTERNATIONAL GLOBAL EQUITY                    ING Convertible Fund
  ING Global Technology Fund                   ING Balanced Fund
  ING Global Real Estate Fund                  ING Growth and Income Fund
  ING Worldwide Growth Fund
                                             FIXED INCOME FUNDS
DOMESTIC EQUITY FUNDS                          ING Bond Fund
  ING Growth Fund                              ING Classic Money Market Fund*
  ING Growth + Value Fund                      ING Government Fund
  ING Growth Opportunities Fund                ING GNMA Income Fund
  ING LargeCap Growth Fund                     ING High Yield Opportunity Fund
  ING MidCap Opportunities Fund                ING High Yield Bond Fund
  ING Small Company Fund                       ING Intermediate Bond Fund
  ING SmallCap Opportunities Fund              ING Lexington Money Market Trust*
  ING Technology Fund                          ING National Tax Exempt Bond Fund
  ING Biotechnology Fund                       ING Money Market Fund*
                                               ING Aeltus Money Market Fund*
DOMESTIC EQUITY INDEX FUNDS                    ING Strategic Income Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund                 GENERATION FUNDS
  ING Index Plus SmallCap Fund                 ING Ascent Fund
  ING Research Enhanced Index Fund             ING Crossroads Fund
                                               ING Legacy Fund

                                             LOAN PARTICIPATION FUNDS
                                               ING Prime Rate Trust
                                               ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Funds Services, LLC
7337 E. Doubletree
Ranch Road Scottsdale, Arizona 85258

DISTRIBUTOR

ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                DOMEQIQAR053102-072902